Exhibit 10.2

THE HONEST COMPANY, INC.

AMENDED AND RESTATED

2011 STOCK INCENTIVE PLAN

THE HONEST COMPANY, INC. AMENDED AND RESTATED 2011 STOCK

INCENTIVE PLAN

1. Purposes of the Plan; History. The purposes of The Honest Company, Inc. Amended and Restated 2011 Stock Incentive Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentives to Employees, Directors and Consultants and to promote the success of the Company’s business. Awards granted under the Plan may be Incentive Stock Options or Non-Qualified Stock Options, Stock Awards, Stock Units or Stock Appreciation Rights as determined by the Administrator at the time of grant.

2. Definitions. As used herein, the following definitions shall apply:

(a) “Acquisition” or “Change in Control” means (i) any consolidation or merger of the Company with or into any other corporation or other entity or person in which the stockholders of the Company prior to such consolidation or merger own, directly or indirectly, less than fifty percent (50%) of the continuing or surviving entity’s voting power immediately after such consolidation or merger, excluding any consolidation or merger effected exclusively to change the domicile of the Company; or (ii) a sale or other disposition of all or substantially all of the stock or assets of the Company.

(b) “Administrator” means the Board or the Committee, as applicable, responsible for conducting the general administration of the Plan in accordance with Section 4 hereof; provided, that in the case of the administration of the Plan with respect to awards granted to Independent Directors, the term “Administrator” shall refer to the Board.

(c) “Affiliate” means any corporation, partnership, joint venture, association, limited liability company, joint-stock company, trust or unincorporated organization whether now or hereafter existing, other than a Subsidiary, that the Company and/or one or more Subsidiaries has the power to direct or cause the direction of management or policies of such entity, directly or indirectly, whether through the ownership of more than fifty percent (50%) of voting securities, by contract or otherwise.

(d) “Applicable Laws” means the requirements relating to the administration of stock option plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Awards are granted under the Plan.

(e) “Award” means any award of an Option or SAR, Stock Award or Stock Unit under the Plan.

(f) “Board” means the Board of Directors of the Company.

(g) “California Participant” means a Participant whose Award was issued in reliance on Section 25102(o) of the California Corporations Code.

(h) “Cause,” with respect to any Holder, means “Cause” as defined in such Holder’s employment agreement with the Company if such an agreement exists and contains a definition of Cause, or, if no such agreement exists or such agreement does not contain a definition of Cause, then Cause means (i) the Holder’s unauthorized use or disclosure of confidential information or trade secrets of the Company or any other material breach of a written agreement between the Holder and the Company, including without limitation a material breach of any employment or confidentiality agreement; (ii) the Holder’s commission of a felony or commission of any other crime involving dishonesty or moral turpitude under the laws of the United States or any state thereof; (iii) the Holder’s gross negligence or

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willful misconduct or the Holder’s willful or repeated failure or refusal to substantially perform assigned duties; (iv) any act of fraud, embezzlement, misappropriation or dishonesty committed by the Holder against the Company; or (v) any acts, omissions or statements by a Holder which the Company reasonably determines to be detrimental or damaging to the reputation, operations, prospects or business relations of the Company.

(i) “Code” means the Internal Revenue Code of 1986, as amended, or any successor statute or statutes thereto, including any regulations and other official guidance promulgated under any such statute. Reference to any particular section of the Code shall include any successor section.

(j) “Commencement Date” means September 1, 2011.

(k) “Committee” means a committee appointed by the Board in accordance with Section 4 hereof.

(l) “Common Stock” means the common stock of the Company, par value $0.0001 per Share.

(m) “Company” means The Honest Company, Inc., a California corporation.

(n) “Consultant” means any consultant or advisor if: (i) the consultant or advisor renders bona fide services to the Company, any Parent or any Subsidiary of the Company; (ii) the services rendered by the consultant or advisor are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities; and (iii) the consultant or advisor is a natural person or entity that has contracted directly with the Company, any Parent or any Subsidiary of the Company to render such services.

(o) “Director” means a member of the Board.

(p) “Disability” means that the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months. The Disability of a Participant shall be determined solely by the Administrator on the basis of such medical evidence as the Administrator deems warranted under the circumstances.

(q) “Employee” means any person, including an Officer or Director, who is an employee (as defined in accordance with Section 3401(c) of the Code) of the Company, any Parent or any Subsidiary of the Company. A Service Provider shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, any Parent, any Subsidiary, or any successor. For purposes of Incentive Stock Options, no such leave of absence may exceed ninety (90) days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. Neither service as a Director nor payment of a Director’s fee by the Company shall be sufficient, by itself, to constitute “employment” by the Company.

(r) “Exchange Act” means the Securities Exchange Act of 1934, as amended, or any successor statute or statutes thereto, including any rules and other official guidance promulgated under any such statute. Reference to any particular section of the Exchange Act shall include any successor section.

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(s) “Fair Market Value” means, as of any date, the value of a share of Common Stock determined as follows:

(i) If the Common Stock is listed on any established stock exchange or a national market system, the Fair Market Value shall be the closing price of a share of Common Stock as reported in the Wall Street Journal (or such other source as the Administrator may deem reliable for such purposes) for such date, or if no sale occurred on such date, the first trading date immediately prior to such date during which a sale occurred;

(ii) If the Common Stock is not traded on an exchange but is quoted on a quotation system, the Fair Market Value shall be the mean between the closing representative bid and asked prices for the Common Stock on such date, or if no sale occurred on such date, the first date immediately prior to such date on which sales prices or bid and asked prices, as applicable, are reported by such quotation system; or

(iii) In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Administrator using a reasonable application of a reasonable valuation method.

(t) “Holder” or “Participant” means an individual, estate or other entity that holds an Award.

(u) “Incentive Stock Option” or “ISO” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and which is designated as an Incentive Stock Option by the Administrator.

(v) “Independent Director” means a Director who is not an Employee of the Company.

(w) “Non-Qualified Stock Option” or “NSO” means an Option (or portion thereof) that is not designated as an Incentive Stock Option by the Administrator, or which is designated as an Incentive Stock Option by the Administrator but fails to qualify as an incentive stock option within the meaning of Section 422 of the Code.

(x) “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(y) “Option” means a stock option granted pursuant to the Plan.

(z) “Option Agreement” means a written agreement between the Company and a Holder evidencing the terms and conditions of an individual Option grant. All Option Agreements are subject to the terms and conditions of the Plan.

(aa) “Parent” means any corporation, whether now or hereafter existing (other than the Company), in an unbroken chain of corporations ending with the Company if each of the corporations other than the last corporation in the unbroken chain owns stock possessing more than fifty percent of the total combined voting power of all classes of stock in one of the other corporations in such chain.

(bb) “Plan” means The Honest Company, Inc. Amended and Restated 2011 Stock Incentive Plan.

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(cc) “Public Trading Date” means the first date upon which (i) Common Stock is listed (or approved for listing) upon notice of issuance on any securities exchange or designated (or approved for designation) upon notice of issuance as a national market security on an interdealer quotation system or (ii) the Company becomes subject to the reporting requirements of the Exchange Act.

(dd) “Re-Price” means that the Company has lowered or reduced the exercise price of outstanding Options and/or outstanding SARs for any Participant(s) in a manner described by SEC Regulation S-K Item 402(d)(2)(viii) (or as described in any successor provision(s) or definition(s)).

(ee) “Rule 16b-3” means that certain Rule 16b-3 under the Exchange Act, as such Rule may be amended from time to time.

(ff) “SAR Agreement” means a written agreement between a Participant and the Company evidencing the terms and conditions of an individual Award of a Stock Appreciation Right as more fully described in Section 11.

(gg) “Securities Act” means the Securities Act of 1933, as amended, or any successor statute or statutes thereto, including any rules and other official guidance promulgated under any such statute. Reference to any particular section of the Securities Act shall include any successor section.

(hh) “Service Provider” means an Employee, Director or Consultant. The Administrator, in its sole discretion, shall determine the effect of all matters and questions relating to an individual’s status as a Service Provider for purposes of the Plan and any Award agreement, including without limitation, the question of whether and when an individual ceases to be a Service Provider, whether an individual ceases to be a Service Provider where the Service Provider changes classification between Employee, Director and/or Consultant, or where there is a simultaneous reemployment or continuing employment, directorship or consultancy of such individual by the Company or any Subsidiary or Parent, and whether any particular leave of absence constitutes a termination of an individual’s status as a Service Provider.

(ii) “Share” means a share of Common Stock, as may be adjusted in accordance with Section 16 hereof.

(jj) “Stock Appreciation Right” or “SAR” means a stock appreciation right awarded under the Plan.

(kk) “Stock Award” means an award of Shares under the Plan.

(ll) “Stock Award Agreement” means a written agreement between a Participant and the Company evidencing the terms and conditions of an individual Stock Award as more fully described in Section 12.

(mm) “Stock Unit” means a bookkeeping entry representing the equivalent of one Share, as awarded under the Plan.

(nn) “Stock Unit Agreement” means a written agreement between a Participant and the Company evidencing the terms and conditions of an individual Award of Stock Unit(s) as more fully described in Section 13.

(oo) “Stockholders Agreement” means any applicable agreement between the Company’s stockholders and/or investors that provides certain rights and obligations for all stockholders.

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(pp) “Stockholder Approval Date” means the date, if any, that the Company’s Series A Preferred stockholders approve this Plan.

(qq) “Subsidiary” means any corporation, whether now or hereafter existing (other than the Company), in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain owns stock possessing more than fifty percent of the total combined voting power of all classes of stock in one of the other corporations in such chain.

(rr) “Termination Date” means the date on which a Participant ceases to be a Service Provider as determined by the Administrator.

3. Stock Subject to the Plan. Subject to the provisions of Section 16, the maximum aggregate number of Shares which may be issued under this Plan is 3,582,765 Shares. The aggregate number of Shares that may be issued pursuant to the exercise of ISOs under the Plan shall not exceed 3,582,765 Shares on a fully diluted basis, subject to adjustment pursuant to Section 16.

Shares issued under this Plan may be authorized but unissued, or reacquired Common Stock. Subject to the limitations of this Section 3, if an Award expires or becomes unexercisable without having been exercised in full, the forfeited (or repurchased) Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated). Notwithstanding the provisions of this Section 3, no Shares may again be optioned, granted or awarded if such action would cause an Incentive Stock Option to fail to qualify as an Incentive Stock Option under Section 422 of the Code.

4. Administration of the Plan.

(a) Administrator. Unless and until the Board delegates administration to a Committee as set forth below, the Plan shall be administered by the Board. The Board may delegate administration of the Plan to a Committee or Committees of one or more members of the Board, and the term “Committee” shall refer to any person or persons to whom such authority has been delegated. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, including the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board shall thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. Notwithstanding the foregoing, however, from and after the Public Trading Date, a Committee of the Board shall administer the Plan and the Committee shall consist solely of two or more Independent Directors each of whom is both an “outside director,” within the meaning of Section 162(m) of the Code, and a “non-employee director” within the meaning of Rule 16b-3, and qualifies as “independent” within the meaning of any applicable stock exchange listing requirements. Members of the Committee shall also satisfy any other legal requirements applicable to membership on the Committee, including without limitation, requirements under the Sarbanes-Oxley Act of 2002 and other Applicable Laws.

Within the scope of its authority, the Board or the Committee may (i) delegate to a committee of one or more members of the Board who are not Independent Directors the authority to grant awards under the Plan to Service Providers who are either (1) not then “covered employees,” within the meaning of Section 162(m) of the Code and are not expected to be “covered employees” at the time of recognition of income resulting from such award or (2) not Service Providers with respect to whom the Company wishes to comply with Section 162(m) of the Code and/or (ii) delegate to a committee of one or more members of the Board who are not “non-employee directors,” within the meaning of Rule 16b-3, the authority to grant

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awards under the Plan to Service Providers who are not then subject to Section 16 of the Exchange Act. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan. The governance of the Committee shall be subject to the charter of the Committee, if any, as approved by the Board. Any action taken by the Committee shall be valid and effective, whether or not members of the Committee at the time of such action are later determined not to have satisfied the requirements for membership set forth in this Section 4(a) or otherwise provided in the charter of the Committee. Notwithstanding the foregoing, the full Board, acting by a majority of its members in office, shall conduct the general administration of the Plan with respect to Awards granted to Independent Directors.

(b) Powers of the Administrator. Subject to the provisions of the Plan and the specific duties delegated by the Board to such Committee, and subject to the approval of any relevant authorities, the Administrator shall have the authority in its sole discretion:

(i) to determine the Fair Market Value;

(ii) to select the Service Providers to whom Awards may from time to time be granted hereunder;

(iii) to issue and administer Awards granted under the Plan;

(iv) to approve forms of agreement for use under the Plan;

(v) to determine the terms and conditions of any Award granted hereunder (such terms and conditions include, but are not limited to, the exercise price, the time or times when Awards may vest or be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Award or the Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine);

(vi) to determine whether to offer to buyout a previously granted Award and to determine the terms and conditions of such offer and buyout (including whether payment is to be made in cash or Shares) and to Re-Price outstanding Options or SARs on terms and conditions that it determines;

(vii) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;

(viii) to allow Holders to satisfy withholding tax obligations by electing to have the Company withhold from the Award that number of Shares having a Fair Market Value equal to the minimum amount required to be withheld based on the statutory withholding rates for federal and state tax purposes that apply to supplemental taxable income. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All elections by Holders to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable;

(ix) to amend the Plan or any Award granted under the Plan as provided in Section 18 hereof; and

(x) to construe and interpret the terms of the Plan and Awards granted pursuant to the Plan and to exercise such powers and perform such acts as the Administrator deems necessary or desirable to promote the best interests of the Company which are not in conflict with the provisions of the Plan.

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(c) Effect of Administrator’s Decision. All decisions, determinations and interpretations of the Administrator shall be final and binding on all Holders and afforded the maximum deference permitted by Applicable Laws.

(d) Successor Provisions. Any reference to a statute, rule or regulation, or to a section of a statute, rule or regulation, is a reference to that statute, rule, regulation, or section as amended from time to time, and including any successor provisions.

5. Eligibility.

(a) Awards may be granted to Service Providers. Incentive Stock Options may be granted only to Employees of the Company or of a “parent corporation” or “subsidiary corporation” thereof within the meaning of Section 424(e) and 424(f), respectively, of the Code.

(b) In order to assure the viability of Awards granted to Service Providers in foreign countries, the Administrator may provide for such special terms as it may consider necessary or appropriate to accommodate differences in local law, tax policy, or custom. Moreover, the Administrator may approve such supplements to, or amendments, restatements, or alternative versions of, the Plan as it may consider necessary or appropriate for such purposes without thereby affecting the terms of the Plan as in effect for any other purpose; provided, that no such supplements, amendments, restatements, or alternative versions shall increase the share limitations contained in Section 3 of the Plan.

6. Limitations.

(a) Each Option shall be designated by the Administrator in the Option Agreement as either an Incentive Stock Option or a Non-Qualified Stock Option. However, notwithstanding such designations, to the extent that the aggregate Fair Market Value of Shares subject to a Holder’s Incentive Stock Options and other incentive stock options granted by the Company or any “parent corporation” or “subsidiary corporation” thereof within the meaning of Section 424(e) and 424(f), respectively, of the Code, which become exercisable for the first time during any calendar year (under all plans of the Company or any “parent corporation” or “subsidiary corporation” thereof within the meaning of Section 424(e) and 424(f), respectively, of the Code) exceeds $100,000, such excess Options or other options shall be treated as Non-Qualified Stock Options. For purposes of this Section 6(a), Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the time of grant.

(b) Neither the Plan nor any Award shall confer upon a Holder any right with respect to continuing the Holder’s employment, directorship or consulting relationship with the Company, nor shall they interfere in any way with the Holder’s right or the Company’s right to terminate such employment, directorship or consulting relationship at any time, with or without Cause.

7. Term of Plan. The Plan is effective upon the Commencement Date and shall continue in effect until it is terminated under Section 18 hereof. No Awards may be issued under the Plan after September 1, 2021.

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8. Term of Option. The term of each Option shall be stated in the Option Agreement; provided, that the term shall be no more than ten (10) years from the date of grant thereof. In the case of an Incentive Stock Option granted to a Holder who, at the time the Option is granted, owns (or is treated as owning under Section 424 of the Code) stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any “parent corporation” or “subsidiary corporation” thereof within the meaning of Section 424(e) and 424(f), respectively, of the Code, the term of the Option shall be no more than five (5) years from the date of grant or such shorter term as may be provided in the Option Agreement.

9. Option Exercise Price and Consideration.

(a) Exercise Price. The per share exercise price for the Shares to be issued upon exercise of an Option shall not be less than 100% of the Fair Market Value on the date of grant (or, with respect to Incentive Stock Options or to the extent required to comply with Applicable Laws, in the case of an Option granted to a Service Provider who, at the time of grant of such Option, owns stock representing more than 10% of the voting power of all classes of stock of the Company or any “parent corporation” or “subsidiary corporation” thereof within the meaning of Section 424(e) and 424(f), respectively, of the Code, the per share exercise price shall not be less than 110% of the Fair Market Value on the date of grant). Notwithstanding the foregoing, Options may be granted with a per share exercise price other than as required by this Section 9(a) pursuant to a merger or other corporate transaction, provided, that no such alternative exercise price shall be substituted to the extent that any such substitution would cause (i) any Options to constitute “nonqualified deferred compensation” within the meaning of Code Section 409A, or (ii) any Incentive Stock Options to cease to qualify as Incentive Stock Options.

(b) Consideration. The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator. Such consideration may consist of (1) cash, (2) check or (3) with the consent of the Administrator, (A) a full recourse promissory note bearing interest (at no less than such rate as is a market rate of interest and which then precludes the imputation of interest under the Code), payable upon such terms as may be prescribed by the Administrator, and structured to comply with Applicable Laws, (B) other Shares which have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option shall be exercised, (C) surrendered Shares then issuable upon exercise of the Option having a Fair Market Value on the date of exercise equal to the aggregate exercise price of the Option or exercised portion thereof, (D) property of any kind which constitutes good and valuable consideration, (E) delivery of a notice that the Holder has placed a market sell order with a broker with respect to Shares then issuable upon exercise of the Options and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the Option exercise price, provided, that payment of such proceeds is then made to the Company upon settlement of such sale, or (F) any combination of the foregoing methods of payment. Notwithstanding any other provision of the Plan to the contrary, after the Public Trading Date, no Participant who is a Director or an “executive officer” of the Company within the meaning of Section 13(k) of the Exchange Act shall be permitted to pay the exercise or purchase price of any Award, or continue any extension of credit with respect to the exercise price of an Award, with a loan from the Company or a loan arranged by the Company in violation of Section 13(k) of the Exchange Act.

10. Exercise of Option.

(a) Vesting; Fractional Exercises. Options granted hereunder shall become vested and exercisable according to the terms hereof at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement. An Option may not be exercised for a fraction of a Share.

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(b) Deliveries upon Exercise. All or a portion of an exercisable Option shall be deemed exercised upon delivery of all of the following to the Secretary of the Company or his or her office:

(i) A written or electronic notice complying with the applicable rules established by the Administrator stating that the Option, or a portion thereof, is exercised. The notice shall be signed by the Holder or other person then entitled to exercise the Option or such portion of the Option;

(ii) Such representations and documents as the Administrator, in its sole discretion, deems necessary or advisable to effect compliance with Applicable Laws. The Administrator may, in its sole discretion, also take whatever additional actions it deems appropriate to effect such compliance, including, without limitation, placing legends on share certificates and issuing stop transfer notices to agents and registrars; and

(iii) In the event that the Option shall be exercised pursuant to Section 10(g) below by any person or persons other than the Holder, appropriate proof of the right of such person or persons to exercise the Option, as determined in the sole discretion of the Administrator.

(c) Conditions to Delivery of Share Certificates. The Company shall not be required to issue or deliver any certificate or certificates for Shares acquired under any Award prior to fulfillment of all of the following conditions:

(i) The completion of any registration or other qualification of such Shares under any state or federal law, or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body which the Administrator shall, in its sole discretion, deem necessary or advisable;

(ii) The obtaining of any approval or other clearance from any domestic or foreign governmental agency which the Administrator shall, in its sole discretion, determine to be necessary or advisable;

(iii) The lapse of such reasonable period of time following the exercise or vesting of an Award that the Administrator may establish from time to time for reasons of administrative convenience;

(iv) The receipt by the Company of full payment for such Shares, including payment of any applicable withholding tax, which in the sole discretion of the Administrator may be in the form of consideration used by the Holder to pay for such Shares under Section 9(b) hereof, subject to Section 4(b)(viii) hereof; and

(v) The Holder’s consent to such terms and conditions and execution of any agreements as the Administrator may require pursuant to the terms herein.

(d) Termination of Relationship as a Service Provider. If a Holder ceases to be a Service Provider other than by reason of a termination by the Company for Cause or the Holder’s Disability or death, such Holder may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent that the Option is vested on the date of termination (taking into consideration any vesting that may occur in connection with such termination); provided, that prior to the Public Trading Date with respect to California Participants, such period of time shall not be less than thirty (30) days (but in no event later than the expiration of the term of the Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain

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exercisable for thirty (30) days following the date of the Holder’s termination other than by reason of a termination by the Company for Cause or the Holder’s Disability or death. If, on the date of termination, the Holder is not vested as to his or her entire Option (taking into consideration any vesting that may occur in connection with such termination), the Shares covered by the unvested portion of the Option shall immediately cease to be issuable under the Option and shall again become available for issuance under the Plan. If, after termination, the Holder does not exercise his or her Option within the time period specified herein, the Option shall terminate, and the Shares covered by such Option shall again become available for issuance under the Plan.

(e) Termination for Cause. If a Holder ceases to be a Service Provider by reason of a termination by the Company for Cause, as determined in the sole discretion of the Administrator, the Option shall terminate upon the date of the Holder’s termination by the Company for Cause, regardless of whether the Option is then vested and/or exercisable with respect to any Shares.

(f) Disability of Holder. If a Holder ceases to be a Service Provider as a result of the Holder’s Disability, as determined in the sole discretion of the Administrator, the Holder may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent that the Option is vested on the date of termination (taking into consideration any vesting that may occur in connection with such termination); provided that, with respect to California Participants, prior to the Public Trading Date, such period of time shall not be less than six (6) months (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Holder’s termination as a Service Provider due to Disability. In the case of an Incentive Stock Option, if such Disability is not a “permanent and total disability” as such term is defined in Section 22(e)(3) of the Code, such Incentive Stock Option shall automatically cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Non-Qualified Stock Option from and after the date which is three (3) months and one (1) day following the date of such termination. If, on the date of termination, the Holder is not vested as to his or her entire Option (taking into consideration any vesting that may occur in connection with such termination), the Shares covered by the unvested portion of the Option shall immediately cease to be issuable under the Option and shall again become available for issuance under the Plan. If, after termination, the Holder does not exercise his or her Option within the timeframe specified herein, the Option shall terminate, and the Shares covered by such Option shall again become available for issuance under the Plan.

(g) Death of Holder. If a Holder dies while a Service Provider, the Option may be exercised within such period of time as is specified in the Option Agreement to the extent that the Option is vested as of the date of death (taking into consideration any vesting that may occur in connection with such termination); provided, that prior to the Public Trading Date with respect to California Participants, such period of time shall not be less than six (6) months (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement), by the Holder’s estate or by a person who acquires the right to exercise the Option by bequest or inheritance, but only to the extent that the Option is vested on the date of death (taking into consideration any vesting that may occur in connection with such termination). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the date of the Holder’s termination.

If, at the time of death, the Holder is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall immediately cease to be issuable under the Option and shall again become available for issuance under the Plan. The Option may be exercised by the executor or administrator of the Holder’s estate or, if none, by the person(s) entitled to exercise the Option under the Holder’s will or the laws of descent or distribution. If the Option is not so exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall again become available for issuance under the Plan.

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(h) Extension of Exercisability. The Administrator may provide in a Holder’s Option Agreement that if the exercise of the Option following the termination of the Holder’s status as a Service Provider or the Holder’s tender of already-owned Shares or the sale of Shares pursuant to a “cashless exercise” in connection with such exercise would violate applicable federal or state securities laws, then the Option shall not terminate until the earlier to occur of (i) the expiration of the term of the Option or (ii) the expiration of a period of three (3) months immediately following the first date on which the exercise of the Option (or such tender of already-owned Shares or sale of Shares pursuant to a “cashless exercise”) would not be in violation of such securities laws, as determined by the Administrator.

(i) Early Exercisability. The Administrator may provide in the terms of a Holderts Option Agreement that the Holder may, at any time before the Holder’s status as a Service Provider terminates, exercise the Option in whole or in part prior to the full vesting of the Option; provided, that subject to Section 21 hereof, Shares acquired upon exercise of an Option which has not fully vested may be subject to any forfeiture, transfer or other restrictions as the Administrator may determine in its sole discretion.

11. Terms and Conditions for Stock Appreciation Rights.

(a) SAR Agreement. Each grant of a SAR shall be evidenced by a SAR Agreement between the Participant and the Company which (i) shall be subject to all applicable terms and conditions of the Plan and (ii) may include other terms and conditions the Administrator deems appropriate which are not inconsistent with the Plan. A SAR Agreement may provide for a maximum limit on the amount of any payout notwithstanding the Fair Market Value of a Share on the date of exercise. The provisions of the various SAR Agreements need not be identical. SARs may be granted in consideration of a reduction in the Participant’s other compensation.

(b) Number of Shares. Each SAR Agreement shall specify the number of Shares to which the SAR pertains. Such number shall be subject to adjustment in accordance with Section 16.

(c) Exercise Price. Each SAR Agreement shall specify the exercise price. A SAR Agreement may specify an exercise price that varies in accordance with a predetermined formula while the SAR is outstanding. Except with respect to outstanding stock appreciation rights being assumed or SARs being granted in exchange for cancellation of stock appreciation rights granted by another issuer as provided under Section 11(f), the exercise price of a SAR shall not be less than 100% of the Fair Market Value on the date of grant.

(d) Exercisability and Term. Each SAR Agreement shall specify the date all or any installment of the SAR will be exercisable and the term of the SAR which shall not exceed ten (10) years from the grant thereof. A SAR Agreement may provide (i) that a SAR will be exercisable only in the event of a Change in Control, (ii) accelerated exercisability of the SAR in the event of the Participant’s death, Disability or other events, and/or (iii) expiration prior to the end of its term in the event the Participant’s status as a Service Provider is terminated. SARs may be awarded in combination with Options or other Awards, and any such Award may require the forfeiture of related Options or other Awards in order to exercise the SAR. A SAR may be included in (i) an ISO only at the time the Award is granted or (ii) an NSO at the time the Award is granted or at any time thereafter, provided that, such inclusion occurs no later than six (6) months prior to the expiration of the term of such NSO.

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(e) Exercise of SARs. If, on the date when a SAR expires, the exercise price under such SAR is less than the Fair Market Value on such date but any portion of such SAR has not been exercised or surrendered, then such SAR may automatically be deemed to be exercised as of such date with respect to such portion to the extent so provided in the applicable SAR Agreement. Upon exercise of a SAR, the Participant (or any person having the right to exercise the SAR after Participant’s death) shall receive from the Company (i) Shares, (ii) cash or (iii) any combination of Shares and cash, as the Administrator shall determine. The amount of cash and/or the Fair Market Value of Shares received upon exercise of SARs shall, in the aggregate, be equal to the amount by which the Fair Market Value (on the date of surrender) of the Shares subject to the SARs exceeds the exercise price of the Shares.

(f) Modification and Assumption of SARs. Within the limitations of the Plan, the Administrator may modify, extend or assume outstanding stock appreciation rights or may accept the cancellation of outstanding stock appreciation rights (including stock appreciation rights granted by another issuer) in return for the grant of new SARs for the same or a different number of Shares and at the same or a different exercise price. No modification of a SAR shall, without the consent of the Participant, alter or impair his or her rights or obligations under the applicable SAR Agreement.

(g) Assignment or Transfer of SARs. Except as otherwise provided in the applicable SAR Agreement and then only to the extent permitted by Applicable Laws, no SAR or interest therein may be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner by the Participant other than by will or by the laws of descent and distribution. Except as otherwise provided in the applicable SAR Agreement, a SAR may be exercised during the lifetime of the Participant, only by the Participant or in the event of the death or Disability, by the guardian or legal representative of the Participant. No SAR or interest therein may be made subject to execution, attachment or similar process.

12. Terms and Conditions for Stock Awards.

(a) Stock Award Agreement. Each Stock Award shall be evidenced by a Stock Award Agreement between the Participant and the Company which (i) shall be subject to all applicable terms and conditions of the Plan and (ii) may include other terms and conditions the Administrator deems appropriate which are not inconsistent with the Plan. The provisions of the various Stock Awards Agreements entered into under the Plan need not be identical.

(b) Payment for Stock Award. Stock Awards may be issued with or without consideration under the Plan. If and to the extent required, such consideration may be in the form of cash or other forms of consideration approved by the Administrator.

(c) Vesting Conditions. Each Stock Award shall become vested, in full or in installments, upon satisfaction of the conditions specified in the Stock Award Agreement. A Stock Award Agreement may provide for accelerated vesting in the event of the Participant’s death, Disability, retirement or other events.

(d) Assignment or Transfer of Stock Award. Except as provided in a Stock Award Agreement or as required by Applicable Laws, Stock Awards shall not be anticipated, assigned, attached, garnished, optioned, transferred or made subject to any creditor’s process, whether voluntarily, involuntarily or by operation of law. Any act in violation of this Section 12(d) shall be void. However, this Section 12(d) shall neither preclude a Participant from designating a beneficiary who will receive any outstanding Stock Award in the event of the Participant’s death, nor preclude a transfer of a Stock Award by will or by the laws of descent and distribution.

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(e) Trusts. Neither this Section 12 nor any other provision of the Plan shall preclude a Participant from transferring or assigning a Stock Award to (a) the trustee of a trust, provided that, such transfer or assignment is fully revocable by the Participant acting alone at any time prior to such Participant’s death, or (b) the trustee of any other trust to the extent the Administrator provides its prior written consent. The Stock Award held by any such trustee (i) shall be subject to all of the conditions and restrictions set forth in the Plan and in the applicable Stock Award Agreement, as if such trustee was the Participant and (ii) may be transferred or assigned to any person other than the Participant to the extent the Administrator provides its prior written consent.

(f) Voting and Dividend Rights. Holders of a Stock Award (irrespective of whether the Shares subject to the Stock Award are vested or unvested) shall have the same voting, dividend and other rights as the Company’s other stockholders. However, a Stock Award Agreement may require that the Holders of a Stock Award invest any cash dividends the Holder receives pursuant to a Stock Award in additional Shares. Such additional Shares shall be subject to the same conditions and restrictions as the Stock Award with respect to which the dividends were paid. Such additional Shares shall not reduce the number of Shares available under Section 3.

(g) Modification or Assumption of Stock Awards. Within the limitations of the Plan, the Administrator may modify or assume outstanding stock awards or may accept the cancellation of outstanding stock awards (including stock granted by another issuer) in return for the grant of new Stock Awards for the same or a different number of Shares. No modification of a Stock Award shall, without the consent of the Participant, alter or impair his or her rights or obligations under such Stock Award.

13. Terms and Conditions for Stock Units.

(a) Stock Unit Agreement. Each grant of Stock Units under the Plan shall be evidenced by a Stock Unit Agreement between the Participant and the Company. Such Stock Units shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan and that the Administrator deems appropriate for inclusion in a Stock Unit Agreement. The provisions of the various Stock Unit Agreements entered into under the Plan need not be identical. Stock Units may be granted in consideration of a reduction in the Participant’s other compensation.

(b) Number of Shares. Each Stock Unit Agreement shall specify the number of Shares to which the Stock Unit Award pertains and is subject to adjustment of such number in accordance with Section 16.

(c) Payment for Awards. To the extent that an Award is granted in the form of Stock Units, no consideration shall be required of the Award recipients.

(d) Vesting Conditions. Each Award of Stock Units may or may not be subject to vesting. Vesting shall occur, in full or in installments, upon satisfaction of the conditions specified in the Stock Unit Agreement. A Stock Unit Agreement may provide for accelerated vesting in the event of the Participant’s death, or Disability or other events.

(e) Voting and Dividend Rights. Stock Units shall have no voting rights. At the Administrator’s discretion and based on terms and conditions established by the Administrator, a Stock Unit may include a right to receive dividend equivalents prior to settlement or forfeiture which entitles the Holder to be credited with an amount equal to all cash dividends paid on one Share per Stock Unit while the Stock Unit is outstanding. At the Administrator’s discretion, dividend equivalents may be converted into additional Stock Units. At the Administrator’s discretion, settlement of dividend equivalents may be made in the form of cash, in the form of Shares, or in a combination of both.

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(f) Form and Time of Settlement of Stock Units. Settlement of vested Stock Units may be made in the form of cash, Shares or any combination of both, as determined by the Administrator. The actual number of Stock Units eligible for settlement may be larger or smaller than the number included in the original Award. Methods of converting Stock Units into cash may include (without limitation) a method based on the average Fair Market Value of Shares over a series of trading days. Vested Stock Units shall generally be settled in a lump sum as soon as reasonably practicable, but no later than thirty (30) days, after vesting. The distribution may occur or commence when all vesting conditions applicable to the Stock Units have been satisfied or have lapsed. However, this distribution may be deferred, in accordance with Applicable Laws including but not limited to Code Section 409A, to a later specified date. The amount of a deferred distribution may be increased by an interest factor or by dividend equivalents. Until an Award of Stock Units is settled, the number of such Stock Units shall be subject to adjustment pursuant to Section 16.

(g) Creditors’ Rights. A Holder of Stock Units shall have no rights other than those of a general creditor of the Company. Stock Units represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable Stock Unit Agreement.

(h) Modification or Assumption of Stock Units. Within the limitations of the Plan, the Administrator may modify or assume outstanding stock units or may accept the cancellation of outstanding stock units (including stock units granted by another issuer) in return for the grant of new Stock Units for the same or a different number of Shares. No modification of a Stock Unit shall, without the consent of the Participant, alter or impair his or her rights or obligations under the applicable Stock Unit Agreement.

(i) Assignment or Transfer of Stock Units. Except as provided in a Stock Unit Agreement, or as required by Applicable Laws, Stock Units shall not be anticipated, assigned, attached, garnished, optioned, transferred or made subject to any creditor’s process, whether voluntarily, involuntarily or by operation of law. Any act in violation of this Section 13(i) shall be void. However, this Section 13(i) shall not preclude a Participant from designating a beneficiary who will receive any outstanding vested Stock Units in the event of the Participant’s death, nor shall it preclude a transfer of vested Stock Units by will or by the laws of descent and distribution.

14. Non-Transferability of Awards. Except as otherwise provided in the applicable Award Agreement and then only to the extent permitted by the Administrator and in accordance with Applicable Laws, Awards may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Holder, only by the Holder.

15. No Rights as Stockholders. Holders shall not be, nor have any of the rights or privileges of, stockholders of the Company in respect of any shares provided under an Award unless and until certificates representing such shares have been issued by the Company to such Holders.

16. Adjustments upon Changes in Capitalization, Merger or Asset Sale.

(a) In the event that any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), recapitalization, reclassification, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the

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Company, or exchange or other disposition of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event affects the Common Stock such that an adjustment becomes appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended by the Company to be made available under the Plan or with respect to any Award, then the Administrator shall make adjustments to the Plan and any Award, including without limitation, equitable and proportionate adjustment to:

(i) the number and kind of shares of Common Stock (or other securities or property) with respect to which Awards may be granted or awarded (including, but not limited to, adjustments of the limitations in Section 3 hereof on the maximum number and kind of shares which may be issued under this Plan and as ISOs);

(ii) the number and kind of shares of Common Stock (or other securities or property) subject to outstanding Awards;

(iii) the grant or exercise price with respect to any Option or SAR; and

(iv) the number and kind of outstanding securities issued under the Plan.

(b) In the event of any transaction or event described in subsection (a) above, the Administrator, either by the terms of the Award or by action taken prior to the occurrence of such transaction or event and either automatically or upon the Holder’s request, shall take any one or more of the following actions whenever the Administrator determines that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended by the Company to be made available under the Plan or with respect to any Award granted or issued under the Plan or to facilitate such transaction or event:

(i) To provide for either (A) the purchase of all or any portion of such Award for an amount of cash equal to the amount that could have been obtained upon the exercise or conversion of such Award (or portion thereof) or realization of the Holder’s rights had such Award (or portion thereof) been currently exercisable or payable or fully vested or (B) the replacement of such Award (or portion thereof) with other awards, rights or property, including without limitation cash awards, selected by the Administrator in its sole discretion, which replacement awards may be subject to vesting or the lapsing of restrictions, as applicable, on terms no less favorable to the affected Holder than the terms of any Award for which such replacement award is substituted;

(ii) To provide that such Award shall be exercisable as to all or any portion of the shares covered thereby and that some or all shares of such Award shall cease to be subject to restrictions, notwithstanding anything to the contrary in the Plan or the provisions of such Award;

(iii) To provide that all or any portion of such Award be assumed by the successor or survivor corporation or entity, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation or entity, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices;

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(iv) To make adjustments in the number and type of shares of Common Stock (or other securities or property) subject to outstanding Awards, and/or in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding Awards which may be granted in the future; and

(v) To provide that immediately upon the consummation of such event, such Award shall not be exercisable and shall terminate; provided, that for a period of time prior to such event specified in the sole discretion of the Administrator, such Award shall be exercisable as to all Shares covered thereby, and the restrictions imposed under an Award Agreement upon some or all Shares may be terminated and, some or all shares of such Award may cease to be subject to repurchase, notwithstanding anything to the contrary in the Plan or the provisions of such Award Agreement.

(c) Subject to Section 3 hereof, the Administrator may, in its sole discretion, include such further provisions and limitations in any Award as it may deem equitable and in the best interests of the Company.

(d) If the Company undergoes an Acquisition, then any surviving corporation or entity or acquiring corporation or entity, or affiliate of such corporation or entity, may assume any Awards outstanding under the Plan or may substitute similar stock awards (including an award to acquire the same consideration paid to the stockholders in the transaction described in this subsection (d)) for those outstanding under the Plan. In the event any surviving corporation or entity or acquiring corporation or entity in an Acquisition, or affiliate of such corporation or entity, does not assume such Awards and does not substitute similar stock awards for those outstanding under the Plan, then with respect to (i) Awards held by participants in the Plan whose status as a Service Provider has not terminated prior to such event, the vesting of such Awards (and, if applicable, the time during which such awards may be exercised) shall be accelerated and made fully exercisable and all restrictions thereon shall lapse not later than immediately prior to the closing of the Acquisition (and the Awards shall be terminated if not exercised prior to the closing of such Acquisition), and (ii) any other Awards outstanding under the Plan, such Awards shall be terminated if not exercised prior to the closing of the Acquisition.

(e) The existence of the Plan, any Award Agreement and the Awards granted hereunder shall not affect or restrict in any way the right or power of the Company or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

17. Time of Granting Awards. The date of grant of an Award shall, for all purposes, be the date on which the Administrator makes the determination granting such Award, or such other date as is determined by the Administrator. Notice of the determination shall be given to each Service Provider to whom an Award is so granted within a reasonable time after the date of such grant.

18. Amendment and Termination of the Plan.

(a) Amendment and Termination. The Board may at any time wholly or partially amend, alter, suspend or terminate the Plan. However, without approval of the Company’s stockholders given within twelve (12) months before or after the action by the Board, no action of the Board may, except as provided in Section 16 hereof, increase the limits imposed in Section 3 hereof on the maximum number of Shares which may be issued under the Plan or extend the term of the Plan under Section 7 hereof.

(b) Stockholder Approval. The Board shall obtain stockholder approval of any Plan amendment to the extent necessary to comply with Applicable Laws.

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(c) Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Holder, unless mutually agreed otherwise between the Holder and the Administrator, which agreement must be in writing and signed by the Holder and the Company. Termination of the Plan shall not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Awards granted or awarded under the Plan prior to the date of such termination.

19. Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

20. Reservation of Shares. The Company, during the term of this Plan, shall at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

21. Repurchase Provisions. The Administrator in its sole discretion may provide that the Company may repurchase Shares acquired from an Award upon the occurrence of certain specified events, including, without limitation, a Holder’s termination as a Service Provider, divorce, bankruptcy or insolvency.

22. Participant Representations. The Company may require a Plan participant, as a condition to the grant or exercise of, or acquisition of Shares under, any Award, (i) to give written representations satisfactory to the Company as to the participant’s knowledge and experience in financial and business matters, and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters, and to give written representations satisfactory to the Company that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of the Award; (ii) to give written representations satisfactory to the Company stating that the Participant is acquiring the Common Stock subject to the Award for the Participant’s own account and not with any present intention of selling or otherwise distributing the stock; and (iii) to give such other written representations as are deemed necessary or appropriate by the Company and its counsel. The foregoing requirements, and any representations given pursuant to such requirements, shall be inoperative if (A) the issuance of the shares upon the exercise or acquisition of stock under the applicable Award has been registered under a then currently effective registration statement under the Securities Act or (B) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the stock.

23. Code Section 409A. To the extent applicable, the Plan and all award agreements shall be interpreted in accordance with Section 409A of the Code and Department of Treasury regulations and other interpretive guidance issued thereunder. Notwithstanding any provision of the Plan to the contrary, in the event that the Administrator determines that any Award may be subject to Section 409A of the Code and related Department of Treasury guidance, the Administrator may adopt such amendments to the Plan and the applicable Award agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Administrator determines are necessary or appropriate to (a) exempt the award from Section 409A of the Code and/or preserve the intended tax treatment of the benefits provided with respect to the award, or (b) comply with the requirements of Section 409A of the Code and related Department of Treasury guidance. If upon a

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Participant’s “separation from service” within the meaning of Code Section 409A, he/she is then a “specified employee” (as defined in Code Section 409A), then solely to the extent necessary to comply with Code Section 409A and avoid the imposition of taxes under Code Section 409A, the Company shall defer payment of “nonqualified deferred compensation” subject to Code Section 409A payable as a result of and within six (6) months following such separation from service under this Plan until the earlier of (i) the first business day of the seventh month following the Participant’s separation from service, or (ii) ten (10) days after the Company receives written confirmation of the Participant’s death. Any such delayed payments shall be made without interest.

24. Governing Law. The validity and enforceability of this Plan shall be governed by and construed in accordance with the laws of the State of California without regard to otherwise governing principles of conflicts of law.

25. Restrictions on Shares. Shares acquired under an Award shall be subject to such terms and conditions as the Administrator shall determine in its sole discretion, including, without limitation, transferability restrictions, repurchase rights, requirements that Shares be transferred in the event of certain transactions, rights of first refusal with respect to permitted transfers of Shares, voting agreements, tag-along rights and bring-along rights. Such terms and conditions may, in the Administrator’s sole discretion, be contained in the applicable award agreement, exercise notice or in such other agreement as the Administrator shall determine, in each case in a form determined by the Administrator in its sole discretion. The issuance of such Shares shall be conditioned on the Holder’s consent to such terms and conditions or the Holder’s entering into such agreement or agreements.

26. Lock-Up Agreement. Each Holder shall agree, if so requested by the Company and an underwriter of shares of Common Stock in connection with any public offering of the Company, not to directly or indirectly offer, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant for the sale of or otherwise dispose of or transfer any shares held by it for such period, not to exceed one hundred eighty (180) days following the effective date of the relevant registration statement filed under the Securities Act in connection with the Company’s initial public offering of Common Stock or ninety (90) days following the effective date of the relevant registration statement filed under the Securities Act in connection with any other public offering of Common Stock, in each case as such underwriter shall specify reasonably and in good faith. The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such 180-day period.

27. Severability. If any provision of this Plan shall be held to be illegal, invalid or unenforceable under any applicable law, then such contravention or invalidity shall not invalidate the entire Plan and the remainder of the provisions shall remain in full force and effect and in no way shall be affected, impaired or invalidated. Such defective provision shall be deemed to be modified to the extent necessary to render it legal, valid and enforceable, and if no such modification shall render it legal, valid and enforceable, then this Plan shall be construed as if not containing the provision held to be invalid.

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THE HONEST COMPANY, INC.

AMENDMENTS THROUGH JANUARY 22, 2018

TO

AMENDED AND RESTATED

2011 STOCK INCENTIVE PLAN

The Board of Directors (the “Board”) of The Honest Company, Inc. (the “Company”) approved to amend Section 3 of the Company’s Amended and Restated 2011 Stock Incentive Plan (the “Plan”) to increase the authorized number of shares of Common Stock reserved for issuance under the Plan as follows:

•	on November 18, 2014, the Board approved an increase to the maximum aggregate number of Shares which may be issued under the Plan to 4,332,765 Shares;

•	on February 13, 2015, the Board approved an increase to the maximum aggregate number of Shares which may be issued under the Plan to 5,082,765 Shares;

•	on March 24, 2015, the Board approved an increase to the maximum aggregate number of Shares which may be issued under the Plan to 6,432,765 Shares; and

•	on July 31, 2015, the Board approved an increase to the maximum aggregate number of Shares which may be issued under the Plan to 7,152,765 Shares.

•	on February 26, 2016, the Board approved an increase to the maximum aggregate number of Shares which may be issued under the Plan to 7,268,460 Shares.

•	on March 28, 2016, the Board approved an increase to the maximum aggregate number of Shares which may be issued under the Plan to 7,451,727 Shares.

•	on April 29, 2016, the Board approved an increase to the maximum aggregate number of Shares which may be issued under the Plan to 8,086,727 Shares.

•	on March 13, 2017, the Board approved an increase to the maximum aggregate number of Shares which may be issued under the Plan to 8,767,074 Shares.

•	on August 1, 2017, the Board approved an increase to the maximum aggregate number of Shares which may be issued under the Plan to 9,267,074 Shares.

•	on January 22, 2018, the Board approved an increase to the maximum aggregate number of Shares which may be issued under the Plan to 12,603,685 Shares.

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EXHIBIT A

THE HONEST COMPANY, INC.

2011 STOCK INCENTIVE PLAN

EXERCISE NOTICE

The Honest Company, Inc.

Attention: Stock Administration

1. Exercise of Option. Effective as of today, , the undersigned (“Optionee”) hereby elects to exercise Optionee’s option to purchase ____________ shares of the Common Stock (the “Shares”) of The Honest Company, Inc. (the “Company”) under and pursuant to The Honest Company, Inc. 2011 Stock Incentive Plan (the “Plan”) and the Stock Option Agreement dated ____________ (the “Option Agreement”). Capitalized terms used herein without definition shall have the meanings given in the Option Agreement.

Date of Grant:

Number of Shares Exercised:

Exercise Price per Share:	$[ ]

Total Exercise Price:	$[ ]

Certificate to be issued in name of:

Type of Option:                    [ ] Incentive Stock Option  [X] Non-Qualified Stock Option

2. Representations of Optionee. Optionee acknowledges that Optionee has received, read and understood the Plan and the Option Agreement. Optionee agrees to abide by and be bound by their terms and conditions.

3. Rights as Stockholder. Until the stock certificate evidencing such Shares is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to Shares subject to the Option, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate within a reasonable time after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date on which the stock certificate is issued, except as provided in Section 16 of the Plan. Optionee shall enjoy rights as a stockholder until such time as Optionee disposes of the Shares or the Company and/or its assignee(s) exercises the Right of First Refusal, Call Right or Drag-Along Right hereunder (each as defined below). Upon such disposal or exercise, Optionee shall have no further rights as a holder of the Shares so purchased except the right to receive payment for the Shares so purchased in accordance with the provisions of this Agreement, and Optionee shall forthwith cause the certificate(s) evidencing the Shares so purchased to be surrendered to the Company for transfer or cancellation.

4. Optionee’s Rights to Transfer Shares.

(a) Company’s Right of First Refusal. Before any Shares held by Optionee or any permitted transferee (each, a “Holder”) may be sold, pledged, assigned, hypothecated, transferred, or otherwise disposed of (including transfer by gift or operation of law and, collectively, “Transfer” or “Transferred”), the Company or its assignee(s) shall have a right of first refusal to purchase the Shares on the terms and conditions set forth in this Section (the “Right of First Refusal”).

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(i) Notice of Proposed Transfer. The Holder of the Shares shall deliver to the Company a written notice (the “Notice”) stating: (A) the Holder’s bona fide intention to sell or otherwise Transfer such Shares; (B) the name of each proposed purchaser or other transferee (“Proposed Transferee”); (C) the number of Shares to be Transferred to each Proposed Transferee; and (D) the bona fide cash price or other consideration for which the Holder proposes to Transfer the Shares (the “Offered Price”), and the Holder shall offer the Shares at the Offered Price to the Company or its assignee(s).

(ii) Exercise of Right of First Refusal. Within thirty (30) days after receipt of the Notice, the Company and/or its assignee(s) may elect in writing to purchase all, but not less than all, of the Shares proposed to be Transferred to any one or more of the Proposed Transferees. The purchase price will be determined in accordance with paragraph (iii) below.

(iii) Purchase Price. The purchase price (the “Purchase Price”) for the Shares repurchased under this Section shall be the Offered Price. If the Offered Price includes consideration other than cash, the cash equivalent value of the non-cash consideration shall be determined by the Administrator in good faith.

(iv) Payment. Payment of the Purchase Price shall be made, at the option of the Company or its assignee(s), in cash (by check), by cancellation of all or a portion of any outstanding indebtedness of the Holder to the Company (or, in the case of repurchase by an assignee, to the assignee), or by any combination thereof within thirty (30) days after receipt of the Notice or in the manner and at the times set forth in the Notice.

(v) Holder’s Right to Transfer. If all of the Shares proposed in the Notice to be transferred to a given Proposed Transferee are not purchased by the Company and/or its assignee(s) as provided in this Section, then the Holder may sell or otherwise Transfer such Shares to that Proposed Transferee at the Offered Price or at a higher price, provided that such sale or other Transfer is consummated within one hundred twenty (120) days after the date of the Notice and provided further that any such sale or other Transfer is effected in accordance with any applicable securities laws and the Proposed Transferee agrees in writing that the provisions of this Section shall continue to apply to the Shares in the hands of such Proposed Transferee. If the Shares described in the Notice are not Transferred to the Proposed Transferee within such period, a new Notice shall be given to the Company, and the Company and/or its assignees shall again be offered the Right of First Refusal as provided herein before any Shares held by the Holder may be sold or otherwise Transferred.

(b) Exception for Certain Family Transfers. Anything to the contrary contained in this Section notwithstanding, the Transfer of any or all of the Shares during the Optionee’s lifetime or on the Optionee’s death by will or intestacy to the Optionee’s Immediate Family (as defined below) or a trust for the benefit of the Optionee’s Immediate Family shall be exempt from the Right of First Refusal. As used herein, “Immediate Family” shall mean spouse, lineal descendant or antecedent, father, mother, brother or sister or stepchild (whether or not adopted). In such case, the transferee or other recipient shall receive and hold the Shares so Transferred subject to the provisions of this Section (including the Right of First Refusal) and there shall be no further Transfer of such Shares except in accordance with the terms of this Section.

(c) Termination of Right of First Refusal. The Right of First Refusal shall terminate as to all Shares upon the date of the initial sale of Common Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act (an “Initial Public Offering”).

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5. Company Call Right.

(a) If Optionee ceases to be a Service Provider for any reason, the Company shall have the right (but not the obligation) to purchase from Optionee, or Optionee’s personal representative, as the case may be, any or all of the Shares then owned by the Optionee (and any or all Shares acquired upon exercise of the Option after the date on which the Optionee ceases to be a Service Provider) at a per Share price equal to the Fair Market Value of a Share on the date on which the Optionee ceases to be a Service Provider (the “Call Right”).

(b) The Company may exercise the Call Right by delivering personally or by registered mail to Optionee (or his or her transferee or legal representative, as the case may be), within ninety (90) days after the date on which Optionee ceases to be a Service Provider (or, in the case of Shares which are acquired after the date on which Optionee ceases to be a Service Provider, then within ninety (90) days after the date on which such Shares are acquired), a notice in writing indicating the Company’s intention to exercise the Call Right and setting forth a date for closing not later than thirty (30) days from the mailing of such notice. The closing shall take place at the Company’s office. At the closing, the holder of the certificates for the Shares being transferred shall deliver the stock certificate or certificates evidencing the Shares, and the Company shall deliver the purchase price therefor.

(c) At its option, the Company may elect to make payment for the Shares to a bank selected by the Company. The Company shall avail itself of this option by a notice in writing to Optionee stating the name and address of the bank, date of closing, and waiving the closing at the Company’s office.

(d) If the Company does not elect to exercise the Call Right conferred above by giving the requisite notice within the time provided in Subsection (b) above, the Call Right shall terminate.

(e) The Call Right shall terminate as to all Shares upon the date of an Initial Public Offering.

6. Drag-Along Sales.

(a) Notwithstanding any other provision of this Agreement, if the Company or its stockholders receive a bona fide arms’ length offer in writing from a third person or third persons who are not affiliates of the Company (a “Third Party”) (i) to purchase all or substantially all of the shares of Common Stock of the Company, (ii) to effect a business combination of the Company with such Third Party or a subsidiary of such Third Party, or (iii) to purchase or otherwise acquire all or substantially all the assets of the Company (any of the transactions described in clauses (i), (ii) or (iii), an “Acquisition Proposal”), and the Company or such stockholders desire to accept or cause the Company to accept such Acquisition Proposal, then, upon the demand of the Company (the “Drag-Along Right”), Optionee shall be required, as the case may be (x) to sell to such Third Party a number of shares of Common Stock owned by Optionee, if any, equal to the number of shares specified in the applicable Drag-Along Notice (as defined below) (it being expressly agreed and understood that in connection with any Acquisition Proposal for less than 100% of the total outstanding shares of the Company’s Common Stock, Optionee shall be required to sell that percentage of his or her shares of Common Stock equal to the percentage of shares of Common Stock of the Company being sold in connection with such Acquisition Proposal), for the same consideration and on the same purchase terms and conditions as the Company or such stockholders, as applicable, and such Third Party have agreed with respect to the Company’s Common Stock generally in such transaction, and (y) to vote all of the capital stock beneficially owned by Optionee in favor of such Acquisition Proposal and take all other necessary or desirable actions within Optionee’s control (including, without limitation, by attending meetings in person or by proxy for the purpose of obtaining a quorum, executing written consents in lieu of meetings and refraining from exercising appraisal rights with respect to any such

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Acquisition Proposal), to cause the approval of such Acquisition Proposal; provided, that notwithstanding the foregoing, the liability for any indemnity obligations of Optionee under such document shall be several and not joint and several, and, with respect to representations and warranties, shall not apply to any representations or warranties other than representations and warranties relating solely to Optionee.

(b) Prior to consummating any Acquisition Proposal, if the Company elects to exercise the Drag-Along Right, the Company shall provide Optionee with written notice (the “Drag-Along Notice”) not more than thirty (30) nor less than ten (10) days prior to the proposed closing date (the “Drag-Along Sale Date”) therefor. The Drag-Along Notice shall be accompanied by a copy of any written agreement relating to the Acquisition Proposal and shall set forth, if applicable: (i) the proposed amount and form of consideration to be paid per share of Common Stock of the Company and the terms and conditions of payment offered by the Third Party; (ii) the aggregate number of shares of Common Stock outstanding as of the close of business on the day prior to the date of the Drag-Along Notice; (iii) the Drag-Along Sale Date; and (iv) confirmation that the Third Party has agreed to purchase Optionee’s shares of Common Stock in accordance with the terms hereof.

(c) On the Drag-Along Sale Date, the Optionee, if a participant in the applicable Drag-Along Sale, (a) authorizes the Company (or the Company’s transfer agent, if any) to record in the Company’s books and records the transfer of all of Optionee’s shares of Common Stock included in such Drag-Along Sale which are not represented by one or more certificates, from Optionee to the purchaser in the Drag-Along Sale and (b) shall deliver all certificates, if any, which represent shares of Common Stock owned by Optionee included in such Drag-Along Sale, duly endorsed for transfer with signatures guaranteed, to the purchaser in the Drag-Along Sale, in the manner and at the address indicated in the Drag-Along Notice, in each case against delivery of the purchase price for such shares of Common Stock. In addition, the Optionee, if a participant in the applicable Drag-Along Sale, shall take all action as the Company or the purchaser in the Drag-Along Sale shall reasonably request as necessary to vest in the purchaser in the Drag-Along Sale all shares of Common Stock owned by Optionee included in such Drag-Along Sale, whether in certificated or uncertificated form, free and clear of all liens, charges and encumbrances of any kind.

(d) Optionee shall cooperate in good faith with the Company in connection with the consummation of the Drag-Along Sale, including, without limitation, by executing a document containing customary representations, warranties, indemnities and agreements as requested by any Third Party in connection with the Drag-Along Sale.

(e) The provisions of this Section 6 shall terminate as to all shares of Common Stock owned by Optionee upon the date of an Initial Public Offering.

7. Tax Consultation. Optionee understands that Optionee may suffer adverse tax consequences as a result of Optionee’s purchase or disposition of the Shares. Optionee represents that Optionee has consulted with any tax consultants Optionee deems advisable in connection with the purchase or disposition of the Shares and that Optionee is not relying on the Company for any tax advice.

8. Lock-Up Period. Optionee hereby agrees that if so requested by the Company or any representative of the underwriters (the “Managing Underwriter”) in connection with any registration of the offering of any securities of the Company under the Securities Act or any applicable state laws, Optionee shall not sell or otherwise transfer any Shares or other securities of the Company during (a) the 180-day period (or such longer period as may be requested in writing by the Managing Underwriter and agreed to in writing by the Company) following the effective date of a registration statement of the Company filed under the Securities Act in connection with the Company’s initial public offering of Common Stock, or (b) the 90-day period following the effective date of a registration statement filed by the Company under the

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Securities Act in connection with any other public offering of Common Stock (in either case, the “Market Standoff Period”). The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such Market Standoff Period and these restrictions shall be binding on any transferee of such Shares.

9. Restrictive Legends and Stop-Transfer Orders.

(a) Legends. Optionee understands and agrees that the Company shall cause the legends set forth below or legends substantially similar thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by state or federal securities laws:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”) OR ANY APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT AND SUCH LAWS OR, IN THE OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND RIGHT OF FIRST REFUSAL OPTIONS HELD BY THE ISSUER OR ITS ASSIGNEE(S) AS SET FORTH IN THE EXERCISE NOTICE BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH TRANSFER RESTRICTIONS AND RIGHT OF FIRST REFUSAL ARE BINDING ON TRANSFEREES OF THESE SHARES.

(b) Stop-Transfer Notices. Optionee agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

(c) Refusal to Transfer. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

10. Successors and Assigns. The Company may assign any of its rights under this Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Agreement shall be binding upon Optionee and his or her heirs, executors, administrators, successors and assigns.

11. Interpretation. Any dispute regarding the interpretation of this Agreement shall be submitted by Optionee or by the Company forthwith to the Administrator, which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Administrator shall be final and binding on the Company and on Optionee.

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12. Governing Law; Severability. This Agreement shall be governed by and construed in accordance with the laws of the State of California excluding that body of law pertaining to conflicts of law. Should any provision of this Agreement be determined by a court of law to be illegal or unenforceable, the other provisions shall nevertheless remain effective and shall remain enforceable.

13. Notices. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States mail by certified mail, with postage and fees prepaid, addressed to the other party at its address as shown below beneath its signature, or to such other address as such party may designate in writing from time to time to the other party.

14. Further Instruments. The parties agree to execute such further instruments and to take such further action as may be reasonably necessary to carry out the purposes and intent of this Agreement.

15. Delivery of Payment. Optionee herewith delivers to the Company the full Exercise Price for the Shares, as well as any applicable withholding tax.

16. Entire Agreement. The Plan and Option Agreement are incorporated herein by reference. This Agreement, the Plan, the Option Agreement and the Investment Representation Statement constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof.

Accepted by:	Submitted by:

THE HONEST COMPANY, INC.	OPTIONEE

By:	By:
Name:	Name:
Title:	Title:
Address:

Date:	Date:

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EXHIBIT B

INVESTMENT REPRESENTATION STATEMENT

OPTIONEE	:

COMPANY	:	THE HONEST COMPANY, INC.

SECURITY	:	COMMON STOCK

AMOUNT	:

DATE	:

In connection with the purchase of the above-listed shares of Common Stock (the “Securities”) of The Honest Company, Inc. (the “Company”), the undersigned (the “Optionee”) represents to the Company the following:

(a) Optionee is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. Optionee is acquiring these Securities for investment for Optionee’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act of 1933, as amended (the “Securities Act”).

(b) Optionee acknowledges and understands that the Securities constitute “restricted securities” under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Optionee’s investment intent as expressed herein. Optionee understands that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Optionee further acknowledges and understands that the Company is under no obligation to register the Securities. Optionee understands that the certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel satisfactory to the Company and any other legend required under applicable state securities laws.

(c) Optionee is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of “restricted securities” acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the time of the grant of the Option to Optionee, the exercise will be exempt from registration under the Securities Act. In the event the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, ninety (90) days thereafter (or such longer period as any market stand-off agreement may require) the Securities exempt under Rule 701 may be resold, subject to the satisfaction of certain of the conditions specified by Rule 144, including: (1) the resale being made through a broker in an unsolicited “broker’s transaction” or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934); and, in the case of an affiliate, (2) the availability of certain public information about the Company, (3) the amount of Securities being sold during any three (3) month period not exceeding the limitations specified in Rule 144(e), and (4) the timely filing of a Form 144, if applicable.

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In the event that the Company does not qualify under Rule 701 at the time of grant of the Option, then the Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which generally requires (i) if the Company has not been subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act for at least ninety (90) days then the resale must occur not less than one (1) year after the later of the date the Securities were sold by the Company or the date the Securities were sold by an affiliate of the Company, within the meaning of Rule 144, or (ii) if the Company has been subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act for at least ninety (90) days then the resale must occur not less than (6) six months after the later of the date the Securities were sold by the Company or the date the Securities were sold by an affiliate of the Company, within the meaning of Rule 144; and, depending on whether Securities being sold are by an affiliate or non-affiliate of the Company along with other facts, the satisfaction of some or all of the conditions set forth in Sections (1), (2), (3) and (4) of the paragraph immediately above.

(d) Optionee further understands that in the event all of the applicable requirements of Rule 701 or 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 144 or 701 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk. Optionee understands that no assurances can be given that any such other registration exemption will be available in such event.

(e) Optionee understands and acknowledges that the Company will rely upon the accuracy and truth of the foregoing representations and Optionee hereby consents to such reliance.

Signature of Optionee:

Date:

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THE HONEST COMPANY, INC.

2011 STOCK INCENTIVE PLAN

STOCK OPTION AGREEMENT

Pursuant to The Honest Company, Inc. 2011 Stock Incentive Plan (the “Plan”), The Honest Company, Inc. (the “Company”) hereby grants to the Optionee listed below (“Optionee”), an option (the “Option”) to purchase the number of shares of the Company’s Common Stock set forth below (the “Shares”), subject to the terms and conditions of the Plan and this Stock Option Agreement. All capitalized terms used in this Stock Option Agreement without definition shall have the meanings ascribed to such terms in the Plan.

I. NOTICE OF STOCK OPTION GRANT

Optionee:

Date of Grant:

First Vest Date:

Exercise Price per Share:

Total Number of Shares Granted:

Total Exercise Price:

Term/Expiration Date:	10 years from Date of Grant

Type of Option:	[ ] Incentive Stock Option [X] Non-Qualified Stock Option

Vesting Schedule:	This Option shall vest according to the following schedule:

Subject to the termination provisions of this Stock Option Agreement and the Plan, the options granted herein shall vest 25% on the First Vest Date set forth above (the “First Vest Date”) and then the remaining 75% shall vest in equal monthly installments over the next thirty-six (36) months following the First Vest Date. In the event the Optionee’s employment is terminated, the vesting shall cease and the unvested options shall terminate.

Termination Period:	Except in the event of a termination of Optionee’s service by the Company for Cause, this Option may be exercised, to the extent vested, for 90 days after Optionee ceases to be a Service Provider, or such longer period as may be applicable upon the death or disability of Optionee as provided herein, but in no event later than the Term/Expiration Date stated above. In the event that Optionee’s service with the Company is terminated by the Company for Cause, the Option shall terminate without consideration with respect to all Shares subject thereto (whether vested or unvested) as of the start of business on the date of such termination. For purposes herein, the term “Service Provider” means that the Optionee (i) is an employee of the Company, or (ii) provides certain services to the Company as an independent contractor, consultant, joint venture or other similar arrangement, where the continuing provision of such service is a contingency upon which continued vesting of the Option is dependent.

II. AGREEMENT

1. Grant of Option. The Company hereby grants to Optionee an Option to purchase the number of Shares set forth in the Notice of Grant, at the exercise price per Share set forth in the Notice of Grant (the “Exercise Price”). Notwithstanding anything to the contrary anywhere else in this Stock Option Agreement, the Option is subject to the terms, definitions and provisions of the Plan adopted by the Company, which is incorporated herein by reference.

If designated in the Notice of Grant as an Incentive Stock Option, this Option is intended to qualify as an Incentive Stock Option as defined in Section 422 of the Code; provided, that to the extent that the aggregate Fair Market Value of stock with respect to which incentive stock options (within the meaning of Code Section 422, but without regard to Code Section 422(d)), including this Option, become exercisable for the first time by Optionee during any calendar year (under the Plan and all other incentive stock option plans of the Company or any “parent corporation” or “subsidiary corporation” thereof within the meaning of Section 424(e) and 424(f), respectively, of the Code) exceeds $100,000, such options shall not be treated as qualifying under Code Section 422, but rather shall be treated as Non-Qualified Stock Options to the extent required by Code Section 422. The rule set forth in the preceding sentence shall be applied by taking options into account in the order in which they were granted. For purposes of these rules, the Fair Market Value of stock shall be determined as of the time the option with respect to such stock is granted.

2. Exercise of Option. This Option is exercisable as follows:

(a) Right to Exercise.

(i) This Option shall be exercisable cumulatively according to the vesting schedule set forth in the Notice of Grant. For purposes of this Stock Option Agreement, Shares subject to this Option shall vest based on Optionee’s continued status as a Service Provider.

(ii) This Option may not be exercised for a fraction of a Share.

(iii) In the event of Optionee’s death, disability or other termination of Optionee’s status as a Service Provider, the exercisability of the Option shall be governed by Sections 7, 8, 9 and 10 below.

(iv) In no event may this Option be exercised after the date of expiration of the term of this Option as set forth in the Notice of Grant.

(b) Method of Exercise. This Option shall be exercisable by written notice (substantially in the form attached hereto as Exhibit A). Such notice must state the number of Shares for which the Option is being exercised and contain such other representations and agreements with respect to such Shares as may be required by the Company pursuant to the

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provisions of the Plan. The notice must be signed by Optionee and shall be delivered in person or by certified mail to the Secretary of the Company. The notice must be accompanied by payment of the Exercise Price plus payment of any applicable withholding tax. This Option shall be deemed to be exercised upon receipt by the Company of such written notice accompanied by the Exercise Price and payment of any applicable withholding tax.

No Shares shall be issued pursuant to the exercise of this Option unless such issuance and such exercise comply with all relevant provisions of law and the requirements of any stock exchange upon which the Shares may then be listed. Assuming such compliance, for income tax purposes, the Shares shall be considered transferred to Optionee on the date on which the Option is exercised with respect to such Shares.

3. Optionee’s Representations. If the Shares purchasable pursuant to the exercise of this Option have not been registered under the Securities Act or any applicable state laws at the time this Option is exercised, Optionee shall, if required by the Company, concurrently with the exercise of all or any portion of this Option, deliver to the Company his or her Investment Representation Statement in the form attached hereto as Exhibit B and shall make such other written representations as are deemed necessary or appropriate by the Company and/or its counsel.

4. Lock-Up Period. Optionee hereby agrees that, if so requested by the Company or any representative of the underwriters (the “Managing Underwriter”) in connection with any registration of the offering of any securities of the Company under the Securities Act or any applicable state laws, Optionee shall not sell or otherwise transfer any Shares or other securities of the Company during (a) the 180-day period (or such longer period as may be requested in writing by the Managing Underwriter and agreed to in writing by the Company) following the effective date of a registration statement of the Company filed under the Securities Act in connection with the Company’s initial public offering of Common Stock, or (b) the 90-day period following the effective date of a registration statement filed by the Company under the Securities Act in connection with any other public offering of Common Stock (in either case, the “Market Standoff Period”). The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such Market Standoff Period and these restrictions shall be binding on any transferee of such Shares.

5. Method of Payment. Payment of the Exercise Price shall be by (a) cash, (b) check or (c) with the consent of the Administrator, (i) a full recourse promissory note bearing interest (at no less than such rate as is a market rate of interest and which then precludes the imputation of interest under the Code), payable upon such terms as may be prescribed by the Administrator, and structured to comply with Applicable Laws, (ii) other Shares which have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option shall be exercised, (iii) surrendered Shares then issuable upon exercise of the Option having a Fair Market Value on the date of exercise equal to the aggregate exercise price of the Option or exercised portion thereof, (iv) property of any kind which constitutes good and valuable consideration, (v) delivery of a notice that Optionee has placed a market sell order with a broker with respect to Shares then issuable upon exercise of the Option and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the Option exercise price, provided, that payment of such proceeds is then made to the Company upon settlement of such sale, or (vi) any combination of the foregoing methods of payment.

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6. Restrictions on Exercise. This Option may not be exercised until the Plan has been approved by the stockholders of the Company. If the issuance of Shares upon such exercise or if the method of payment for such shares would constitute a violation of any applicable federal or state securities or other law or regulation, then the Option may also not be exercised. The Company may require Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation before allowing the Option to be exercised.

7. Termination of Relationship. If Optionee ceases to be a Service Provider (other than by reason of a termination by the Company for Cause or Optionee’s death or the total and permanent disability of Optionee as defined in Code Section 22(e)(3)), to the extent vested as of the date on which Optionee ceases to be a Service Provider (taking into account any vesting that may occur in connection with such termination), the Option shall remain exercisable for a period of 90 days immediately following such date of termination (but in no event later than the expiration date of the term of the Option as set forth in the Notice of Grant). To the extent that the Option is not vested as of the date on which Optionee ceases to be a Service Provider, or if Optionee does not exercise the Option within the time specified herein, the Option shall terminate.

8. Termination for Cause. If Optionee ceases to be a Service Provider by reason of a termination by the Company for Cause, the Option shall terminate as of the start of business on the date of Optionee’s termination, regardless of whether the Option is then vested and/or exercisable with respect to any Shares.

9. Disability of Optionee. If Optionee ceases to be a Service Provider as a result of his or her total and permanent disability as defined in Code Section 22(e)(3), the Option, to the extent vested as of the date on which Optionee ceases to be a Service Provider, shall remain exercisable for twelve (12) months from such date (but in no event later than the expiration date of the term of the Option as set forth in the Notice of Grant). To the extent that the Option is not vested as of the date on which Optionee ceases to be a Service Provider, or if Optionee does not exercise such Option within the time specified herein, the Option shall terminate.

10. Death of Optionee. If Optionee ceases to be a Service Provider as a result of Optionee’s death, the Option, to the extent vested as of the date of death, shall remain exercisable for twelve (12) months following the date of death (but in no event later than the expiration date of the term of the Option as set forth in the Notice of Grant) by Optionee’s estate or by a person who acquires the right to exercise the Option by bequest or inheritance. To the extent that the Option is not vested as of the date of death, or if the Option is not exercised within the time specified herein, the Option shall terminate.

11. Non-Transferability of Option. This Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by laws of descent or distribution. It may be exercised during the lifetime of Optionee only by Optionee. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of Optionee.

12. Term of Option. This Option may be exercised only within the term set forth in the Notice of Grant.

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13. Restrictions on Shares. Optionee hereby agrees that Shares purchased upon the exercise of the Option shall be subject to such terms and conditions as the Administrator shall determine in its sole discretion, including, without limitation, restrictions on the transferability of Shares, the right of the Company to repurchase Shares, the right of the Company to require that Shares be transferred in the event of certain transactions, a right of first refusal in favor of the Company with respect to permitted transfers of Shares, tag-along rights and bring-along rights. Such terms and conditions may, in the Administrator’s sole discretion, be contained in the Exercise Notice with respect to the Option or in such other agreement as the Administrator shall determine and which Optionee hereby agrees to enter into at the request of the Company.

14. Code Section 409A. Without limiting the generality of any other provision of this Agreement, Section 23 of the Plan pertaining to Code Section 409A is hereby explicitly incorporated into this Agreement.

15. No Right to Employment. Nothing in the Plan or in this Stock Option Agreement shall confer upon Optionee any right to continue as an Employee, Director or Consultant of the Company or any Parent or Subsidiary, or shall interfere with or restrict in any way the rights of the Company or any Parent or Subsidiary, which are hereby expressly reserved, to discharge Optionee at any time for any reason whatsoever, with or without Cause, except to the extent expressly provided otherwise in a written employment agreement between Optionee and the Company or any Parent or Subsidiary.

(Signature Page Follows)

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This Stock Option Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which shall constitute one document.

THE HONEST COMPANY, INC.

By:
Name:	Nicole Miller
Title:	Senior Vice President & General Counsel

OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE OPTION HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS STOCK OPTION AGREEMENT, NOR IN THE COMPANY’S 2011 STOCK INCENTIVE PLAN WHICH IS INCORPORATED HEREIN BY REFERENCE, SHALL CONFER UPON OPTIONEE ANY RIGHT WITH RESPECT TO CONTINUATION AS A SERVICE PROVIDER OF THE COMPANY OR ANY PARENT OR SUBSIDIARY, NOR SHALL IT INTERFERE IN ANY WAY WITH OPTIONEE’S RIGHT OR THE COMPANY’S RIGHT TO TERMINATE OPTIONEE’S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE AND WITH OR WITHOUT PRIOR NOTICE.

Optionee acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof. Optionee hereby accepts this Option subject to all of the terms and provisions hereof. Optionee has reviewed the Plan and this Option in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option and fully understands all provisions of the Option. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Option. Optionee further agrees to notify the Company upon any change in the residence address indicated below.

Dated:	By:
Name:

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EXHIBIT A

THE HONEST COMPANY, INC.

2011 STOCK INCENTIVE PLAN

EXERCISE NOTICE

The Honest Company, Inc.

Attention: Stock Administration

1. Exercise of Option. Effective as of today, _______________, _____, the undersigned (“Optionee”) hereby elects to exercise Optionee’s option to purchase _________ shares of the Common Stock (the “Shares”) of The Honest Company, Inc. (the “Company”) under and pursuant to The Honest Company, Inc. 2011 Stock Incentive Plan (the “Plan”) and the Stock Option Agreement dated __________________ (the “Option Agreement”). Capitalized terms used herein without definition shall have the meanings given in the Option Agreement.

Date of Grant:

Number of Shares Exercised:

Exercise Price per Share:	$[_____]

Total Exercise Price:	$[_____]

Certificate to be issued in name of:

Type of Option:	[ ] Incentive Stock Option [X] Non-Qualified Stock Option

2. Representations of Optionee. Optionee acknowledges that Optionee has received, read and understood the Plan and the Option Agreement. Optionee agrees to abide by and be bound by their terms and conditions.

3. Rights as Stockholder. Until the stock certificate evidencing such Shares is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to Shares subject to the Option, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate within a reasonable time after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date on which the stock certificate is issued, except as provided in Section 16 of the Plan. Optionee shall enjoy rights as a stockholder until such time as Optionee disposes of the Shares or the Company and/or its assignee(s) exercises the Right of First Refusal, Call Right or Drag-Along Right hereunder (each as defined below). Upon such disposal or exercise, Optionee shall have no further rights as a holder of the Shares so purchased except the right to receive payment for the Shares so purchased in accordance with the provisions of this Agreement, and Optionee shall forthwith cause the certificate(s) evidencing the Shares so purchased to be surrendered to the Company for transfer or cancellation.

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4. Optionee’s Rights to Transfer Shares.

(a) Company’s Right of First Refusal. Before any Shares held by Optionee or any permitted transferee (each, a “Holder”) may be sold, pledged, assigned, hypothecated, transferred, or otherwise disposed of (including transfer by gift or operation of law and, collectively, “Transfer” or “Transferred”), the Company or its assignee(s) shall have a right of first refusal to purchase the Shares on the terms and conditions set forth in this Section (the “Right of First Refusal”).

(i) Notice of Proposed Transfer. The Holder of the Shares shall deliver to the Company a written notice (the “Notice”) stating: (A) the Holder’s bona fide intention to sell or otherwise Transfer such Shares; (B) the name of each proposed purchaser or other transferee (“Proposed Transferee”); (C) the number of Shares to be Transferred to each Proposed Transferee; and (D) the bona fide cash price or other consideration for which the Holder proposes to Transfer the Shares (the “Offered Price”), and the Holder shall offer the Shares at the Offered Price to the Company or its assignee(s).

(ii) Exercise of Right of First Refusal. Within thirty (30) days after receipt of the Notice, the Company and/or its assignee(s) may elect in writing to purchase all, but not less than all, of the Shares proposed to be Transferred to any one or more of the Proposed Transferees. The purchase price will be determined in accordance with paragraph (iii) below.

(iii) Purchase Price. The purchase price (the “Purchase Price”) for the Shares repurchased under this Section shall be the Offered Price. If the Offered Price includes consideration other than cash, the cash equivalent value of the non-cash consideration shall be determined by the Administrator in good faith.

(iv) Payment. Payment of the Purchase Price shall be made, at the option of the Company or its assignee(s), in cash (by check), by cancellation of all or a portion of any outstanding indebtedness of the Holder to the Company (or, in the case of repurchase by an assignee, to the assignee), or by any combination thereof within thirty (30) days after receipt of the Notice or in the manner and at the times set forth in the Notice.

(v) Holder’s Right to Transfer. If all of the Shares proposed in the Notice to be transferred to a given Proposed Transferee are not purchased by the Company and/or its assignee(s) as provided in this Section, then the Holder may sell or otherwise Transfer such Shares to that Proposed Transferee at the Offered Price or at a higher price, provided that such sale or other Transfer is consummated within one hundred twenty (120) days after the date of the Notice and provided further that any such sale or other Transfer is effected in accordance with any applicable securities laws and the Proposed Transferee agrees in writing that the provisions of this Section shall continue to apply to the Shares in the hands of such Proposed Transferee. If the Shares described in the Notice are not Transferred to the Proposed Transferee within such period, a new Notice shall be given to the Company, and the Company and/or its assignees shall again be offered the Right of First Refusal as provided herein before any Shares held by the Holder may be sold or otherwise Transferred.

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(b) Exception for Certain Family Transfers. Anything to the contrary contained in this Section notwithstanding, the Transfer of any or all of the Shares during the Optionee’s lifetime or on the Optionee’s death by will or intestacy to the Optionee’s Immediate Family (as defined below) or a trust for the benefit of the Optionee’s Immediate Family shall be exempt from the Right of First Refusal. As used herein, “Immediate Family” shall mean spouse, lineal descendant or antecedent, father, mother, brother or sister or stepchild (whether or not adopted). In such case, the transferee or other recipient shall receive and hold the Shares so Transferred subject to the provisions of this Section (including the Right of First Refusal) and there shall be no further Transfer of such Shares except in accordance with the terms of this Section.

(c) Termination of Right of First Refusal. The Right of First Refusal shall terminate as to all Shares upon the date of the initial sale of Common Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act (an “Initial Public Offering”).

5. Company Call Right.

(a) If Optionee ceases to be a Service Provider for any reason, the Company shall have the right (but not the obligation) to purchase from Optionee, or Optionee’s personal representative, as the case may be, any or all of the Shares then owned by the Optionee (and any or all Shares acquired upon exercise of the Option after the date on which the Optionee ceases to be a Service Provider) at a per Share price equal to the Fair Market Value of a Share on the date on which the Optionee ceases to be a Service Provider (the “Call Right”).

(b) The Company may exercise the Call Right by delivering personally or by registered mail to Optionee (or his or her transferee or legal representative, as the case may be), within ninety (90) days after the date on which Optionee ceases to be a Service Provider (or, in the case of Shares which are acquired after the date on which Optionee ceases to be a Service Provider, then within ninety (90) days after the date on which such Shares are acquired), a notice in writing indicating the Company’s intention to exercise the Call Right and setting forth a date for closing not later than thirty (30) days from the mailing of such notice. The closing shall take place at the Company’s office. At the closing, the holder of the certificates for the Shares being transferred shall deliver the stock certificate or certificates evidencing the Shares, and the Company shall deliver the purchase price therefor.

(c) At its option, the Company may elect to make payment for the Shares to a bank selected by the Company. The Company shall avail itself of this option by a notice in writing to Optionee stating the name and address of the bank, date of closing, and waiving the closing at the Company’s office.

(d) If the Company does not elect to exercise the Call Right conferred above by giving the requisite notice within the time provided in Subsection (b) above, the Call Right shall terminate.

(e) The Call Right shall terminate as to all Shares upon the date of an Initial Public Offering.

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6. Drag-Along Sales.

(a) Notwithstanding any other provision of this Agreement, if the Company or its stockholders receive a bona fide arms’ length offer in writing from a third person or third persons who are not affiliates of the Company (a “Third Party”) (i) to purchase all or substantially all of the shares of Common Stock of the Company, (ii) to effect a business combination of the Company with such Third Party or a subsidiary of such Third Party, or (iii) to purchase or otherwise acquire all or substantially all the assets of the Company (any of the transactions described in clauses (i), (ii) or (iii), an “Acquisition Proposal”), and the Company or such stockholders desire to accept or cause the Company to accept such Acquisition Proposal, then, upon the demand of the Company (the “Drag-Along Right”), Optionee shall be required, as the case may be (x) to sell to such Third Party a number of shares of Common Stock owned by Optionee, if any, equal to the number of shares specified in the applicable Drag-Along Notice (as defined below) (it being expressly agreed and understood that in connection with any Acquisition Proposal for less than 100% of the total outstanding shares of the Company’s Common Stock, Optionee shall be required to sell that percentage of his or her shares of Common Stock equal to the percentage of shares of Common Stock of the Company being sold in connection with such Acquisition Proposal), for the same consideration and on the same purchase terms and conditions as the Company or such stockholders, as applicable, and such Third Party have agreed with respect to the Company’s Common Stock generally in such transaction, and (y) to vote all of the capital stock beneficially owned by Optionee in favor of such Acquisition Proposal and take all other necessary or desirable actions within Optionee’s control (including, without limitation, by attending meetings in person or by proxy for the purpose of obtaining a quorum, executing written consents in lieu of meetings and refraining from exercising appraisal rights with respect to any such Acquisition Proposal), to cause the approval of such Acquisition Proposal; provided, that notwithstanding the foregoing, the liability for any indemnity obligations of Optionee under such document shall be several and not joint and several, and, with respect to representations and warranties, shall not apply to any representations or warranties other than representations and warranties relating solely to Optionee.

(b) Prior to consummating any Acquisition Proposal, if the Company elects to exercise the Drag-Along Right, the Company shall provide Optionee with written notice (the “Drag-Along Notice”) not more than thirty (30) nor less than ten (10) days prior to the proposed closing date (the “Drag-Along Sale Date”) therefor. The Drag-Along Notice shall be accompanied by a copy of any written agreement relating to the Acquisition Proposal and shall set forth, if applicable: (i) the proposed amount and form of consideration to be paid per share of Common Stock of the Company and the terms and conditions of payment offered by the Third Party; (ii) the aggregate number of shares of Common Stock outstanding as of the close of business on the day prior to the date of the Drag-Along Notice; (iii) the Drag-Along Sale Date; and (iv) confirmation that the Third Party has agreed to purchase Optionee’s shares of Common Stock in accordance with the terms hereof.

(c) On the Drag-Along Sale Date, the Optionee, if a participant in the applicable Drag-Along Sale, (a) authorizes the Company (or the Company’s transfer agent, if any) to record in the Company’s books and records the transfer of all of Optionee’s shares of Common Stock included in such Drag-Along Sale which are not represented by one or more certificates, from Optionee to the purchaser in the Drag-Along Sale and (b) shall deliver all certificates, if any, which represent shares of Common Stock owned by Optionee included in such Drag-Along Sale, duly endorsed for transfer with signatures guaranteed, to the purchaser in the Drag-Along Sale, in the

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manner and at the address indicated in the Drag-Along Notice, in each case against delivery of the purchase price for such shares of Common Stock. In addition, the Optionee, if a participant in the applicable Drag-Along Sale, shall take all action as the Company or the purchaser in the Drag-Along Sale shall reasonably request as necessary to vest in the purchaser in the Drag-Along Sale all shares of Common Stock owned by Optionee included in such Drag Along Sale, whether in certificated or uncertificated form, free and clear of all liens, charges and encumbrances of any kind.

(d) Optionee shall cooperate in good faith with the Company in connection with the consummation of the Drag-Along Sale, including, without limitation, by executing a document containing customary representations, warranties, indemnities and agreements as requested by any Third Party in connection with the Drag-Along Sale.

(e) The provisions of this Section 6 shall terminate as to all shares of Common Stock owned by Optionee upon the date of an Initial Public Offering.

7. Tax Consultation. Optionee understands that Optionee may suffer adverse tax consequences as a result of Optionee’s purchase or disposition of the Shares. Optionee represents that Optionee has consulted with any tax consultants Optionee deems advisable in connection with the purchase or disposition of the Shares and that Optionee is not relying on the Company for any tax advice.

8. Lock-Up Period. Optionee hereby agrees that if so requested by the Company or any representative of the underwriters (the “Managing Underwriter”) in connection with any registration of the offering of any securities of the Company under the Securities Act or any applicable state laws, Optionee shall not sell or otherwise transfer any Shares or other securities of the Company during (a) the 180-day period (or such longer period as may be requested in writing by the Managing Underwriter and agreed to in writing by the Company) following the effective date of a registration statement of the Company filed under the Securities Act in connection with the Company’s initial public offering of Common Stock, or (b) the 90-day period following the effective date of a registration statement filed by the Company under the Securities Act in connection with any other public offering of Common Stock (in either case, the “Market Standoff Period”). The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such Market Standoff Period and these restrictions shall be binding on any transferee of such Shares.

9. Restrictive Legends and Stop-Transfer Orders.

(a) Legends. Optionee understands and agrees that the Company shall cause the legends set forth below or legends substantially similar thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by state or federal securities laws:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”) OR ANY APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE OFFERED, SOLD OR OTHERWISE

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TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT AND SUCH LAWS OR, IN THE OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND RIGHT OF FIRST REFUSAL OPTIONS HELD BY THE ISSUER OR ITS ASSIGNEE(S) AS SET FORTH IN THE EXERCISE NOTICE BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH TRANSFER RESTRICTIONS AND RIGHT OF FIRST REFUSAL ARE BINDING ON TRANSFEREES OF THESE SHARES.

(b) Stop-Transfer Notices. Optionee agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

(c) Refusal to Transfer. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

10. Successors and Assigns. The Company may assign any of its rights under this Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Agreement shall be binding upon Optionee and his or her heirs, executors, administrators, successors and assigns.

11. Interpretation. Any dispute regarding the interpretation of this Agreement shall be submitted by Optionee or by the Company forthwith to the Administrator, which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Administrator shall be final and binding on the Company and on Optionee.

12. Governing Law; Severability. This Agreement shall be governed by and construed in accordance with the laws of the State of California excluding that body of law pertaining to conflicts of law. Should any provision of this Agreement be determined by a court of law to be illegal or unenforceable, the other provisions shall nevertheless remain effective and shall remain enforceable.

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13. Notices. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States mail by certified mail, with postage and fees prepaid, addressed to the other party at its address as shown below beneath its signature, or to such other address as such party may designate in writing from time to time to the other party.

14. Further Instruments. The parties agree to execute such further instruments and to take such further action as may be reasonably necessary to carry out the purposes and intent of this Agreement.

15. Delivery of Payment. Optionee herewith delivers to the Company the full Exercise Price for the Shares, as well as any applicable withholding tax.

16. Entire Agreement. The Plan and Option Agreement are incorporated herein by reference. This Agreement, the Plan, the Option Agreement and the Investment Representation Statement constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof.

Accepted by:	Submitted by:

THE HONEST COMPANY, INC.	OPTIONEE

By:	By:
Name: Title:	Name: Address:

Date:	Date:

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EXHIBIT B

INVESTMENT REPRESENTATION STATEMENT

OPTIONEE	:

COMPANY	:	THE HONEST COMPANY, INC.

SECURITY	:	COMMON STOCK

AMOUNT	:

DATE	:

In connection with the purchase of the above-listed shares of Common Stock (the “Securities”) of The Honest Company, Inc. (the “Company”), the undersigned (the “Optionee”) represents to the Company the following:

(a) Optionee is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. Optionee is acquiring these Securities for investment for Optionee’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act of 1933, as amended (the “Securities Act”).

(b) Optionee acknowledges and understands that the Securities constitute “restricted securities” under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Optionee’s investment intent as expressed herein. Optionee understands that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Optionee further acknowledges and understands that the Company is under no obligation to register the Securities. Optionee understands that the certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel satisfactory to the Company and any other legend required under applicable state securities laws.

(c) Optionee is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of “restricted securities” acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the time of the grant of the Option to Optionee, the exercise will be exempt from registration under the Securities Act. In the event the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, ninety (90) days thereafter (or such longer period as any market stand-off agreement may require) the Securities exempt under Rule 701 may be resold, subject to the satisfaction of certain of the

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conditions specified by Rule 144, including: (1) the resale being made through a broker in an unsolicited “broker’s transaction” or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934); and, in the case of an affiliate, (2) the availability of certain public information about the Company, (3) the amount of Securities being sold during any three (3) month period not exceeding the limitations specified in Rule 144(e), and (4) the timely filing of a Form 144, if applicable.

In the event that the Company does not qualify under Rule 701 at the time of grant of the Option, then the Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which generally requires (i) if the Company has not been subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act for at least ninety (90) days then the resale must occur not less than one (1) year after the later of the date the Securities were sold by the Company or the date the Securities were sold by an affiliate of the Company, within the meaning of Rule 144, or (ii) if the Company has been subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act for at least ninety (90) days then the resale must occur not less than (6) six months after the later of the date the Securities were sold by the Company or the date the Securities were sold by an affiliate of the Company, within the meaning of Rule 144; and, depending on whether Securities being sold are by an affiliate or non-affiliate of the Company along with other facts, the satisfaction of some or all of the conditions set forth in Sections (1), (2), (3) and (4) of the paragraph immediately above.

(d) Optionee further understands that in the event all of the applicable requirements of Rule 701 or 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 144 or 701 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk. Optionee understands that no assurances can be given that any such other registration exemption will be available in such event.

(e) Optionee understands and acknowledges that the Company will rely upon the accuracy and truth of the foregoing representations and Optionee hereby consents to such reliance.

Signature of Optionee:

Date: _______________________

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THE HONEST COMPANY, INC.

2011 STOCK INCENTIVE PLAN

STOCK OPTION AGREEMENT

Pursuant to The Honest Company, Inc. 2011 Stock Incentive Plan (the “Plan”), The Honest Company, Inc. (the “Company”) hereby grants to the Optionee listed below (“Optionee”), an option (the “Option”) to purchase the number of shares of the Company’s Common Stock set forth below (the “Shares”), subject to the terms and conditions of the Plan and this Stock Option Agreement. All capitalized terms used in this Stock Option Agreement without definition shall have the meanings ascribed to such terms in the Plan.

I. NOTICE OF STOCK OPTION GRANT

Optionee:

Date of Grant:

First Vest Date:

Exercise Price per Share:

Total Number of Shares Granted:

Total Exercise Price:

Term/Expiration Date:	10 years from Date of Grant

Type of Option:	[ ] Incentive Stock Option [X] Non-Qualified Stock Option

Vesting Schedule:	This Option shall vest according to the following schedule:

[USE THIS LANGUAGE FOR SERVICE TERM LESS THAN ONE YEAR:]

Subject to the termination provisions of this Stock Option Agreement and the Plan, [_____][1] of the options granted herein shall vest on the First Vest Date set forth above (the “First Vest Date”) and then monthly thereafter at the rate of 1/48th of the Total Number of Shares Granted over the next [_____][2] following the First Vest Date. Except as set forth in this Stock Option Agreement, in the event of a termination of Optionee as a Service Provider, the vesting shall cease and the unvested options shall terminate.

[1]	A number of shares equal to the product of 1/48th of the Total Number of Shares Granted times the number of full calendar months between Optionee’s start date and the Date of Grant.
[2]	A number of months equal to the value of 48 months minus the number of full calendar months between Optionee’s start date and the Date of Grant.

[USE THIS LANGUAGE FOR SERVICE TERM OF MORE THAN ONE YEAR:]

Subject to the termination provisions of this Stock Option Agreement and the Plan, the options granted herein shall begin vesting monthly at the rate of 1/48th of the option shares on the First Vest Date set forth above (the “First Vest Date”) and over the next forty seven (47) months following the First Vest Date. In the event of a termination of Optionee as a Service Provider, the vesting shall cease and the unvested options shall terminate.

Termination Period:	Except in the event of a termination of Optionee as a Service Provider by the Company for Cause, this Option may be exercised, to the extent vested, for 90 days after Optionee ceases to be a Service Provider, or such longer period as may be applicable upon the death or disability of Optionee as provided herein, but in no event later than the Term/Expiration Date stated above. In the event that Optionee ceases to be a Service Provider by reason of a termination by the Company for Cause, the Option shall terminate without consideration with respect to all Shares subject thereto (whether vested or unvested) as of the start of business on the date of such termination. For purposes herein, the term “Service Provider” means that the Optionee (i) is an employee of the Company, or (ii) provides certain services to the Company as an independent contractor, consultant, joint venture or other similar arrangement, where the continuing provision of such service is a contingency upon which continued vesting of the Option is dependent.

II. AGREEMENT

1. Grant of Option. The Company hereby grants to Optionee an Option to purchase the number of Shares set forth in the Notice of Grant, at the exercise price per Share set forth in the Notice of Grant (the “Exercise Price”). Notwithstanding anything to the contrary anywhere else in this Stock Option Agreement, the Option is subject to the terms, definitions and provisions of the Plan adopted by the Company, which is incorporated herein by reference.

If designated in the Notice of Grant as an Incentive Stock Option, this Option is intended to qualify as an Incentive Stock Option as defined in Section 422 of the Code; provided, that to the extent that the aggregate Fair Market Value of stock with respect to which incentive stock options (within the meaning of Code Section 422, but without regard to Code Section 422(d)), including this Option, become exercisable for the first time by Optionee during any calendar year (under the Plan and all other incentive stock option plans of the Company or any “parent corporation” or “subsidiary corporation” thereof within the meaning of Section 424(e) and 424(f), respectively, of the Code) exceeds $100,000, such options shall not be treated as qualifying under Code Section 422, but rather shall be treated as Non-Qualified Stock Options to the extent required by Code Section 422. The rule set forth in the preceding sentence shall be applied by taking options into account in the order in which they were granted. For purposes of these rules, the Fair Market Value of stock shall be determined as of the time the option with respect to such stock is granted.

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2. Exercise of Option. This Option is exercisable as follows:

(a) Right to Exercise.

(i) This Option shall be exercisable cumulatively according to the vesting schedule set forth in the Notice of Grant. For purposes of this Stock Option Agreement, Shares subject to this Option shall vest based on Optionee’s continued status as a Service Provider.

(ii) This Option may not be exercised for a fraction of a Share.

(iii) In the event of Optionee’s death, disability or other termination of Optionee’s status as a Service Provider, the exercisability of the Option shall be governed by Sections 7, 8, 9 and 10 below.

(iv) In no event may this Option be exercised after the date of expiration of the term of this Option as set forth in the Notice of Grant.

(b) Method of Exercise. This Option shall be exercisable by written notice (substantially in the form attached hereto as Exhibit A). Such notice must state the number of Shares for which the Option is being exercised and contain such other representations and agreements with respect to such Shares as may be required by the Company pursuant to the provisions of the Plan. The notice must be signed by Optionee and shall be delivered in person or by certified mail to the Secretary of the Company. The notice must be accompanied by payment of the Exercise Price plus payment of any applicable withholding tax. This Option shall be deemed to be exercised upon receipt by the Company of such written notice accompanied by the Exercise Price and payment of any applicable withholding tax.

No Shares shall be issued pursuant to the exercise of this Option unless such issuance and such exercise comply with all relevant provisions of law and the requirements of any stock exchange upon which the Shares may then be listed. Assuming such compliance, for income tax purposes, the Shares shall be considered transferred to Optionee on the date on which the Option is exercised with respect to such Shares.

3. Optionee’s Representations. If the Shares purchasable pursuant to the exercise of this Option have not been registered under the Securities Act or any applicable state laws at the time this Option is exercised, Optionee shall, if required by the Company, concurrently with the exercise of all or any portion of this Option, deliver to the Company his or her Investment Representation Statement in the form attached hereto as Exhibit B and shall make such other written representations as are deemed necessary or appropriate by the Company and/or its counsel.

4. Lock-Up Period. Optionee hereby agrees that, if so requested by the Company or any representative of the underwriters (the “Managing Underwriter”) in connection with any registration of the offering of any securities of the Company under the Securities Act or any applicable state laws, Optionee shall not sell or otherwise transfer any Shares or other securities of the Company during (a) the 180-day period (or such longer period as may be requested in writing by the Managing Underwriter and agreed to in writing by the Company) following the effective date of a registration statement of the Company filed under the Securities Act in connection with the Company’s initial public offering of Common Stock, or (b) the 90-day period following the

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effective date of a registration statement filed by the Company under the Securities Act in connection with any other public offering of Common Stock (in either case, the “Market Standoff Period”). The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such Market Standoff Period and these restrictions shall be binding on any transferee of such Shares.

5. Method of Payment. Payment of the Exercise Price shall be by (a) cash, (b) check or (c) with the consent of the Administrator, (i) a full recourse promissory note bearing interest (at no less than such rate as is a market rate of interest and which then precludes the imputation of interest under the Code), payable upon such terms as may be prescribed by the Administrator, and structured to comply with Applicable Laws, (ii) other Shares which have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option shall be exercised, (iii) surrendered Shares then issuable upon exercise of the Option having a Fair Market Value on the date of exercise equal to the aggregate exercise price of the Option or exercised portion thereof, (iv) property of any kind which constitutes good and valuable consideration, (v) delivery of a notice that Optionee has placed a market sell order with a broker with respect to Shares then issuable upon exercise of the Option and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the Option exercise price, provided, that payment of such proceeds is then made to the Company upon settlement of such sale, or (vi) any combination of the foregoing methods of payment.

6. Restrictions on Exercise. This Option may not be exercised until the Plan has been approved by the stockholders of the Company. If the issuance of Shares upon such exercise or if the method of payment for such shares would constitute a violation of any applicable federal or state securities or other law or regulation, then the Option may also not be exercised. The Company may require Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation before allowing the Option to be exercised.

7. Termination of Relationship. If Optionee ceases to be a Service Provider (other than by reason of a termination by the Company for Cause or Optionee’s death or the total and permanent disability of Optionee as defined in Code Section 22(e)(3)), to the extent vested as of the date on which Optionee ceases to be a Service Provider (taking into account any vesting that may occur in connection with such termination), the Option shall remain exercisable for a period of 90 days immediately following such date of termination (but in no event later than the expiration date of the term of the Option as set forth in the Notice of Grant). To the extent that the Option is not vested as of the date on which Optionee ceases to be a Service Provider, or if Optionee does not exercise the Option within the time specified herein, the Option shall terminate.

8. Termination for Cause. If Optionee ceases to be a Service Provider by reason of a termination by the Company for Cause, the Option shall terminate as of the start of business on the date of Optionee’s termination, regardless of whether the Option is then vested and/or exercisable with respect to any Shares.

9. Disability of Optionee. If Optionee ceases to be a Service Provider as a result of his or her total and permanent disability as defined in Code Section 22(e)(3), the Option, to the extent vested as of the date on which Optionee ceases to be a Service Provider, shall remain exercisable for twelve (12) months from such date (but in no event later than the expiration date of the term of the Option as set forth in the Notice of Grant). To the extent that the Option is not vested as of the date on which Optionee ceases to be a Service Provider, or if Optionee does not exercise such Option within the time specified herein, the Option shall terminate.

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10. Death of Optionee. If Optionee ceases to be a Service Provider as a result of Optionee’s death, the Option, to the extent vested as of the date of death, shall remain exercisable for twelve (12) months following the date of death (but in no event later than the expiration date of the term of the Option as set forth in the Notice of Grant) by Optionee’s estate or by a person who acquires the right to exercise the Option by bequest or inheritance. To the extent that the Option is not vested as of the date of death, or if the Option is not exercised within the time specified herein, the Option shall terminate.

11. Non-Transferability of Option. This Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by laws of descent or distribution. It may be exercised during the lifetime of Optionee only by Optionee. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of Optionee.

12. Term of Option. This Option may be exercised only within the term set forth in the Notice of Grant.

13. Restrictions on Shares. Optionee hereby agrees that Shares purchased upon the exercise of the Option shall be subject to such terms and conditions as the Administrator shall determine in its sole discretion, including, without limitation, restrictions on the transferability of Shares, the right of the Company to repurchase Shares, the right of the Company to require that Shares be transferred in the event of certain transactions, a right of first refusal in favor of the Company with respect to permitted transfers of Shares, tag-along rights and bring-along rights. Such terms and conditions may, in the Administrator’s sole discretion, be contained in the Exercise Notice with respect to the Option or in such other agreement as the Administrator shall determine and which Optionee hereby agrees to enter into at the request of the Company.

14. Code Section 409A. Without limiting the generality of any other provision of this Agreement, Section 23 of the Plan pertaining to Code Section 409A is hereby explicitly incorporated into this Agreement.

15. No Right to Employment. Nothing in the Plan or in this Stock Option Agreement shall confer upon Optionee any right to continue as an Employee, Director or Consultant of the Company or any Parent or Subsidiary, or shall interfere with or restrict in any way the rights of the Company or any Parent or Subsidiary, which are hereby expressly reserved, to discharge Optionee at any time for any reason whatsoever, with or without Cause, except to the extent expressly provided otherwise in a written employment agreement between Optionee and the Company or any Parent or Subsidiary.

(Signature Page Follows)

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This Stock Option Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which shall constitute one document.

THE HONEST COMPANY, INC.

By:
Name:	Craig Gatarz
Title:	Executive Vice President & General Counsel

OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE OPTION HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS STOCK OPTION AGREEMENT, NOR IN THE COMPANY’S 2011 STOCK INCENTIVE PLAN WHICH IS INCORPORATED HEREIN BY REFERENCE, SHALL CONFER UPON OPTIONEE ANY RIGHT WITH RESPECT TO CONTINUATION AS A SERVICE PROVIDER OF THE COMPANY OR ANY PARENT OR SUBSIDIARY, NOR SHALL IT INTERFERE IN ANY WAY WITH OPTIONEE’S RIGHT OR THE COMPANY’S RIGHT TO TERMINATE OPTIONEE’S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE AND WITH OR WITHOUT PRIOR NOTICE.

Optionee acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof. Optionee hereby accepts this Option subject to all of the terms and provisions hereof. Optionee has reviewed the Plan and this Option in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option and fully understands all provisions of the Option. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Option. Optionee further agrees to notify the Company upon any change in the residence address indicated below.

Dated:	By:
Name:

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EXHIBIT A

THE HONEST COMPANY, INC.

2011 STOCK INCENTIVE PLAN

EXERCISE NOTICE

The Honest Company, Inc.

Attention: Stock Administration

1. Exercise of Option. Effective as of today, _______________, _____, the undersigned (“Optionee”) hereby elects to exercise Optionee’s option to purchase _________ shares of the Common Stock (the “Shares”) of The Honest Company, Inc. (the “Company”) under and pursuant to The Honest Company, Inc. 2011 Stock Incentive Plan (the “Plan”) and the Stock Option Agreement dated __________________ (the “Option Agreement”). Capitalized terms used herein without definition shall have the meanings given in the Option Agreement.

Date of Grant:

Number of Shares Exercised:

Exercise Price per Share:	$[_____]

Total Exercise Price:	$[_____]

Certificate to be issued in name of:

Type of Option:	[ ] Incentive Stock Option [X] Non-Qualified Stock Option

2. Representations of Optionee. Optionee acknowledges that Optionee has received, read and understood the Plan and the Option Agreement. Optionee agrees to abide by and be bound by their terms and conditions.

3. Rights as Stockholder. Until the stock certificate evidencing such Shares is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to Shares subject to the Option, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate within a reasonable time after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date on which the stock certificate is issued, except as provided in Section 16 of the Plan. Optionee shall enjoy rights as a stockholder until such time as Optionee disposes of the Shares or the Company and/or its assignee(s) exercises the Right of First Refusal, Call Right or Drag-Along Right hereunder (each as defined below). Upon such disposal or exercise, Optionee shall have no further rights as a holder of the Shares so purchased except the right to receive payment for the Shares so purchased in accordance with the provisions of this Agreement, and Optionee shall forthwith cause the certificate(s) evidencing the Shares so purchased to be surrendered to the Company for transfer or cancellation.

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4. Optionee’s Rights to Transfer Shares.

(a) Company’s Right of First Refusal. Before any Shares held by Optionee or any permitted transferee (each, a “Holder”) may be sold, pledged, assigned, hypothecated, transferred, or otherwise disposed of (including transfer by gift or operation of law and, collectively, “Transfer” or “Transferred”), the Company or its assignee(s) shall have a right of first refusal to purchase the Shares on the terms and conditions set forth in this Section (the “Right of First Refusal”).

(i) Notice of Proposed Transfer. The Holder of the Shares shall deliver to the Company a written notice (the “Notice”) stating: (A) the Holder’s bona fide intention to sell or otherwise Transfer such Shares; (B) the name of each proposed purchaser or other transferee (“Proposed Transferee”); (C) the number of Shares to be Transferred to each Proposed Transferee; and (D) the bona fide cash price or other consideration for which the Holder proposes to Transfer the Shares (the “Offered Price”), and the Holder shall offer the Shares at the Offered Price to the Company or its assignee(s).

(ii) Exercise of Right of First Refusal. Within thirty (30) days after receipt of the Notice, the Company and/or its assignee(s) may elect in writing to purchase all, but not less than all, of the Shares proposed to be Transferred to any one or more of the Proposed Transferees. The purchase price will be determined in accordance with paragraph (iii) below.

(iii) Purchase Price. The purchase price (the “Purchase Price”) for the Shares repurchased under this Section shall be the Offered Price. If the Offered Price includes consideration other than cash, the cash equivalent value of the non-cash consideration shall be determined by the Administrator in good faith.

(iv) Payment. Payment of the Purchase Price shall be made, at the option of the Company or its assignee(s), in cash (by check), by cancellation of all or a portion of any outstanding indebtedness of the Holder to the Company (or, in the case of repurchase by an assignee, to the assignee), or by any combination thereof within thirty (30) days after receipt of the Notice or in the manner and at the times set forth in the Notice.

(v) Holder’s Right to Transfer. If all of the Shares proposed in the Notice to be transferred to a given Proposed Transferee are not purchased by the Company and/or its assignee(s) as provided in this Section, then the Holder may sell or otherwise Transfer such Shares to that Proposed Transferee at the Offered Price or at a higher price, provided that such sale or other Transfer is consummated within one hundred twenty (120) days after the date of the Notice and provided further that any such sale or other Transfer is effected in accordance with any applicable securities laws and the Proposed Transferee agrees in writing that the provisions of this Section shall continue to apply to the Shares in the hands of such Proposed Transferee. If the Shares described in the Notice are not Transferred to the Proposed Transferee within such period, a new Notice shall be given to the Company, and the Company and/or its assignees shall again be offered the Right of First Refusal as provided herein before any Shares held by the Holder may be sold or otherwise Transferred.

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(b) Exception for Certain Family Transfers. Anything to the contrary contained in this Section notwithstanding, the Transfer of any or all of the Shares during the Optionee’s lifetime or on the Optionee’s death by will or intestacy to the Optionee’s Immediate Family (as defined below) or a trust for the benefit of the Optionee’s Immediate Family shall be exempt from the Right of First Refusal. As used herein, “Immediate Family” shall mean spouse, lineal descendant or antecedent, father, mother, brother or sister or stepchild (whether or not adopted). In such case, the transferee or other recipient shall receive and hold the Shares so Transferred subject to the provisions of this Section (including the Right of First Refusal) and there shall be no further Transfer of such Shares except in accordance with the terms of this Section.

(c) Termination of Right of First Refusal. The Right of First Refusal shall terminate as to all Shares upon the date of the initial sale of Common Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act (an “Initial Public Offering”).

5. Company Call Right.

(a) If Optionee ceases to be a Service Provider for any reason, the Company shall have the right (but not the obligation) to purchase from Optionee, or Optionee’s personal representative, as the case may be, any or all of the Shares then owned by the Optionee (and any or all Shares acquired upon exercise of the Option after the date on which the Optionee ceases to be a Service Provider) at a per Share price equal to the Fair Market Value of a Share on the date on which the Optionee ceases to be a Service Provider (the “Call Right”).

(b) The Company may exercise the Call Right by delivering personally or by registered mail to Optionee (or his or her transferee or legal representative, as the case may be), within ninety (90) days after the date on which Optionee ceases to be a Service Provider (or, in the case of Shares which are acquired after the date on which Optionee ceases to be a Service Provider, then within ninety (90) days after the date on which such Shares are acquired), a notice in writing indicating the Company’s intention to exercise the Call Right and setting forth a date for closing not later than thirty (30) days from the mailing of such notice. The closing shall take place at the Company’s office. At the closing, the holder of the certificates for the Shares being transferred shall deliver the stock certificate or certificates evidencing the Shares, and the Company shall deliver the purchase price therefor.

(c) At its option, the Company may elect to make payment for the Shares to a bank selected by the Company. The Company shall avail itself of this option by a notice in writing to Optionee stating the name and address of the bank, date of closing, and waiving the closing at the Company’s office.

(d) If the Company does not elect to exercise the Call Right conferred above by giving the requisite notice within the time provided in Subsection (b) above, the Call Right shall terminate.

(e) The Call Right shall terminate as to all Shares upon the date of an Initial Public Offering.

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6. Drag-Along Sales.

(a) Notwithstanding any other provision of this Agreement, if the Company or its stockholders receive a bona fide arms’ length offer in writing from a third person or third persons who are not affiliates of the Company (a “Third Party”) (i) to purchase all or substantially all of the shares of Common Stock of the Company, (ii) to effect a business combination of the Company with such Third Party or a subsidiary of such Third Party, or (iii) to purchase or otherwise acquire all or substantially all the assets of the Company (any of the transactions described in clauses (i), (ii) or (iii), an “Acquisition Proposal”), and the Company or such stockholders desire to accept or cause the Company to accept such Acquisition Proposal, then, upon the demand of the Company (the “Drag-Along Right”), Optionee shall be required, as the case may be (x) to sell to such Third Party a number of shares of Common Stock owned by Optionee, if any, equal to the number of shares specified in the applicable Drag-Along Notice (as defined below) (it being expressly agreed and understood that in connection with any Acquisition Proposal for less than 100% of the total outstanding shares of the Company’s Common Stock, Optionee shall be required to sell that percentage of his or her shares of Common Stock equal to the percentage of shares of Common Stock of the Company being sold in connection with such Acquisition Proposal), for the same consideration and on the same purchase terms and conditions as the Company or such stockholders, as applicable, and such Third Party have agreed with respect to the Company’s Common Stock generally in such transaction, and (y) to vote all of the capital stock beneficially owned by Optionee in favor of such Acquisition Proposal and take all other necessary or desirable actions within Optionee’s control (including, without limitation, by attending meetings in person or by proxy for the purpose of obtaining a quorum, executing written consents in lieu of meetings and refraining from exercising appraisal rights with respect to any such Acquisition Proposal), to cause the approval of such Acquisition Proposal; provided, that notwithstanding the foregoing, the liability for any indemnity obligations of Optionee under such document shall be several and not joint and several, and, with respect to representations and warranties, shall not apply to any representations or warranties other than representations and warranties relating solely to Optionee.

(b) Prior to consummating any Acquisition Proposal, if the Company elects to exercise the Drag-Along Right, the Company shall provide Optionee with written notice (the “Drag-Along Notice”) not more than thirty (30) nor less than ten (10) days prior to the proposed closing date (the “Drag-Along Sale Date”) therefor. The Drag-Along Notice shall be accompanied by a copy of any written agreement relating to the Acquisition Proposal and shall set forth, if applicable: (i) the proposed amount and form of consideration to be paid per share of Common Stock of the Company and the terms and conditions of payment offered by the Third Party; (ii) the aggregate number of shares of Common Stock outstanding as of the close of business on the day prior to the date of the Drag-Along Notice; (iii) the Drag-Along Sale Date; and (iv) confirmation that the Third Party has agreed to purchase Optionee’s shares of Common Stock in accordance with the terms hereof.

(c) On the Drag-Along Sale Date, the Optionee, if a participant in the applicable Drag-Along Sale, (a) authorizes the Company (or the Company’s transfer agent, if any) to record in the Company’s books and records the transfer of all of Optionee’s shares of Common Stock included in such Drag-Along Sale which are not represented by one or more certificates, from Optionee to the purchaser in the Drag-Along Sale and (b) shall deliver all certificates, if any, which represent shares of Common Stock owned by Optionee included in such Drag-Along Sale, duly endorsed for transfer with signatures guaranteed, to the purchaser in the Drag-Along Sale, in the

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manner and at the address indicated in the Drag-Along Notice, in each case against delivery of the purchase price for such shares of Common Stock. In addition, the Optionee, if a participant in the applicable Drag-Along Sale, shall take all action as the Company or the purchaser in the Drag-Along Sale shall reasonably request as necessary to vest in the purchaser in the Drag-Along Sale all shares of Common Stock owned by Optionee included in such Drag Along Sale, whether in certificated or uncertificated form, free and clear of all liens, charges and encumbrances of any kind.

(d) Optionee shall cooperate in good faith with the Company in connection with the consummation of the Drag-Along Sale, including, without limitation, by executing a document containing customary representations, warranties, indemnities and agreements as requested by any Third Party in connection with the Drag-Along Sale.

(e) The provisions of this Section 6 shall terminate as to all shares of Common Stock owned by Optionee upon the date of an Initial Public Offering.

7. Tax Consultation. Optionee understands that Optionee may suffer adverse tax consequences as a result of Optionee’s purchase or disposition of the Shares. Optionee represents that Optionee has consulted with any tax consultants Optionee deems advisable in connection with the purchase or disposition of the Shares and that Optionee is not relying on the Company for any tax advice.

8. Lock-Up Period. Optionee hereby agrees that if so requested by the Company or any representative of the underwriters (the “Managing Underwriter”) in connection with any registration of the offering of any securities of the Company under the Securities Act or any applicable state laws, Optionee shall not sell or otherwise transfer any Shares or other securities of the Company during (a) the 180-day period (or such longer period as may be requested in writing by the Managing Underwriter and agreed to in writing by the Company) following the effective date of a registration statement of the Company filed under the Securities Act in connection with the Company’s initial public offering of Common Stock, or (b) the 90-day period following the effective date of a registration statement filed by the Company under the Securities Act in connection with any other public offering of Common Stock (in either case, the “Market Standoff Period”). The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such Market Standoff Period and these restrictions shall be binding on any transferee of such Shares.

9. Restrictive Legends and Stop-Transfer Orders.

(a) Legends. Optionee understands and agrees that the Company shall cause the legends set forth below or legends substantially similar thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by state or federal securities laws:

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THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”) OR ANY APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT AND SUCH LAWS OR, IN THE OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND RIGHT OF FIRST REFUSAL OPTIONS HELD BY THE ISSUER OR ITS ASSIGNEE(S) AS SET FORTH IN THE EXERCISE NOTICE BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH TRANSFER RESTRICTIONS AND RIGHT OF FIRST REFUSAL ARE BINDING ON TRANSFEREES OF THESE SHARES.

(b) Stop-Transfer Notices. Optionee agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

(c) Refusal to Transfer. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

10. Successors and Assigns. The Company may assign any of its rights under this Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Agreement shall be binding upon Optionee and his or her heirs, executors, administrators, successors and assigns.

11. Interpretation. Any dispute regarding the interpretation of this Agreement shall be submitted by Optionee or by the Company forthwith to the Administrator, which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Administrator shall be final and binding on the Company and on Optionee.

12. Governing Law; Severability. This Agreement shall be governed by and construed in accordance with the laws of the State of California excluding that body of law pertaining to conflicts of law. Should any provision of this Agreement be determined by a court of law to be illegal or unenforceable, the other provisions shall nevertheless remain effective and shall remain enforceable.

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13. Notices. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States mail by certified mail, with postage and fees prepaid, addressed to the other party at its address as shown below beneath its signature, or to such other address as such party may designate in writing from time to time to the other party.

14. Further Instruments. The parties agree to execute such further instruments and to take such further action as may be reasonably necessary to carry out the purposes and intent of this Agreement.

15. Delivery of Payment. Optionee herewith delivers to the Company the full Exercise Price for the Shares, as well as any applicable withholding tax.

16. Entire Agreement. The Plan and Option Agreement are incorporated herein by reference. This Agreement, the Plan, the Option Agreement and the Investment Representation Statement constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof.

Accepted by:	Submitted by:

THE HONEST COMPANY, INC.	OPTIONEE

By:	By:
Name:	Name:
Title:	Address:

Date:	Date:

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EXHIBIT B

INVESTMENT REPRESENTATION STATEMENT

OPTIONEE	:

COMPANY	:	THE HONEST COMPANY, INC.

SECURITY	:	COMMON STOCK

AMOUNT	:

DATE	:

In connection with the purchase of the above-listed shares of Common Stock (the “Securities”) of The Honest Company, Inc. (the “Company”), the undersigned (the “Optionee”) represents to the Company the following:

(a) Optionee is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. Optionee is acquiring these Securities for investment for Optionee’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act of 1933, as amended (the “Securities Act”).

(b) Optionee acknowledges and understands that the Securities constitute “restricted securities” under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Optionee’s investment intent as expressed herein. Optionee understands that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Optionee further acknowledges and understands that the Company is under no obligation to register the Securities. Optionee understands that the certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel satisfactory to the Company and any other legend required under applicable state securities laws.

(c) Optionee is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of “restricted securities” acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the time of the grant of the Option to Optionee, the exercise will be exempt from registration under the Securities Act. In the event the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, ninety (90) days thereafter (or such longer period as any market stand-off agreement may require) the Securities exempt under Rule 701 may be resold, subject to the satisfaction of certain of the

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conditions specified by Rule 144, including: (1) the resale being made through a broker in an unsolicited “broker’s transaction” or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934); and, in the case of an affiliate, (2) the availability of certain public information about the Company, (3) the amount of Securities being sold during any three (3) month period not exceeding the limitations specified in Rule 144(e), and (4) the timely filing of a Form 144, if applicable.

In the event that the Company does not qualify under Rule 701 at the time of grant of the Option, then the Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which generally requires (i) if the Company has not been subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act for at least ninety (90) days then the resale must occur not less than one (1) year after the later of the date the Securities were sold by the Company or the date the Securities were sold by an affiliate of the Company, within the meaning of Rule 144, or (ii) if the Company has been subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act for at least ninety (90) days then the resale must occur not less than (6) six months after the later of the date the Securities were sold by the Company or the date the Securities were sold by an affiliate of the Company, within the meaning of Rule 144; and, depending on whether Securities being sold are by an affiliate or non-affiliate of the Company along with other facts, the satisfaction of some or all of the conditions set forth in Sections (1), (2), (3) and (4) of the paragraph immediately above.

(d) Optionee further understands that in the event all of the applicable requirements of Rule 701 or 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 144 or 701 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk. Optionee understands that no assurances can be given that any such other registration exemption will be available in such event.

(e) Optionee understands and acknowledges that the Company will rely upon the accuracy and truth of the foregoing representations and Optionee hereby consents to such reliance.

Signature of Optionee:

Date: _______________________

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THE HONEST COMPANY, INC.

2011 STOCK INCENTIVE PLAN

STOCK OPTION AGREEMENT

Pursuant to The Honest Company, Inc. 2011 Stock Incentive Plan (the “Plan”), The Honest Company, Inc. (the “Company”) hereby grants to the Optionee listed below (“Optionee”), an option (the “Option”) to purchase the number of shares of the Company’s Common Stock set forth below (the “Shares”), subject to the terms and conditions of the Plan and this Stock Option Agreement. All capitalized terms used in this Stock Option Agreement not otherwise defined shall have the meanings ascribed to such terms in the Plan. To the extent of any conflict between the terms of this Stock Option Agreement and those terms contained in any employment, severance or similar agreements, the terms of this Stock Option Agreement shall prevail.

I. A. NOTICE OF TIME VESTING PORTION OF STOCK OPTION GRANT

Optionee:

Date of Grant:

First Vest Date:

Exercise Price per Share:

Total Number of Shares Granted:

Total Exercise Price:

Term/Expiration Date:	10 years from Date of Grant

Type of Option:	[ ] Incentive Stock Option [X] Non-Qualified Stock Option

Vesting Schedule:	This Option shall vest according to the following schedule:

[USE THIS LANGUAGE FOR SERVICE TERM LESS THAN ONE YEAR:]

Subject to the termination provisions of this Stock Option Agreement and the Plan, [_____][1] of the options granted herein shall vest on the First Vest Date set forth above (the “First Vest Date”) and then monthly thereafter at the rate of 1/48th of the Total Number of Shares Granted over the next [_____][2] following the First Vest Date. Except as set forth in this Stock Option Agreement, in the event of a termination of Optionee as a Service Provider, the vesting shall cease and the unvested options shall terminate.

[1]	A number of shares equal to the product of 1/48th of the Total Number of Shares Granted times the number of full calendar months between Optionee’s start date and the Date of Grant.
[2]	A number of months equal to the value of 48 months minus the number of full calendar months between Optionee’s start date and the Date of Grant.

[USE THIS LANGUAGE FOR SERVICE TERM OF MORE THAN ONE YEAR:]

Subject to the termination provisions of this Stock Option Agreement and the Plan, the options granted herein shall begin vesting monthly at the rate of 1/48th of the option shares on the First Vest Date set forth above (the “First Vest Date”) and over the next forty seven (47) months following the First Vest Date. Except as set forth in this Stock Option Agreement, in the event of a termination of Optionee as a Service Provider, the vesting shall cease and the unvested options shall terminate.

Termination Period:	Except in the event of a termination of Optionee as a Service Provider by the Company for Cause, this Option may be exercised, to the extent vested, for 90 days after Optionee ceases to be a Service Provider, or such longer period as may be applicable upon the death or disability of Optionee as provided herein, but in no event later than the Term/Expiration Date stated above. In the event that Optionee ceases to be a Service Provider by reason of a termination by the Company for Cause, the Option shall terminate without consideration with respect to all Shares subject thereto (whether vested or unvested) as of the start of business on the date of such termination. For purposes herein, the term “Service Provider” means that the Optionee (i) is an employee of the Company, or (ii) provides certain services to the Company as an independent contractor, consultant, joint venture or other similar arrangement, where the continuing provision of such service is a contingency upon which continued vesting of the Option is dependent.

Acceleration:	In the event Optionee ceases to be a Service Provider by reason of a termination by the Company without Cause or by Optionee’s resignation for Good Reason (an “Involuntary Termination”) at any time other than within the period beginning three (3) months prior to and ending twelve (12) months following the consummation of a Change in Control (as defined in Optionee’s employment agreement) (the “Change in Control Period”), an additional number of the option shares equal to the number of unvested option shares that would have vested over the following twelve (12) month period had Optionee continued as a Service Provider shall accelerate as of the date of the Optionee’s Involuntary Termination (in the first twelve (12) months of employment, there shall be an acceleration of vesting of unvested options equal to one month vesting for each month of completed service to the date of Involuntary Termination, plus a further twelve (12) months acceleration of vesting).

In the event of Optionee’s Involuntary Termination during the Change in Control Period, all unvested option shares shall become fully vested and exercisable as of the later of the date of Optionee’s Involuntary Termination or immediately prior to the consummation of the Change in Control (as defined in Optionee’s employment agreement).

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Definition:	For purposes of this Agreement, “Good Reason” shall mean the occurrence of one of the following events without Optionee’s written consent: (a) an assignment of duties materially inconsistent with, or which materially reduce, Optionee’s duties, authority, responsibilities and status with the Company, (b) any reduction in Optionee’s base compensation or bonus potential, other than a reduction generally applicable to other executives of the Company by not more than 25%, (c) the relocation of the principal place of Optionee’s employment to a location that is more than 25 miles away from its current location and (d) the uncured breach by the Company of any material provision of Optionee’s employment agreement with the Company, including, without limitation, failure by the Company to pay Optionee’s base salary; provided, however, that to resign for Good Reason, Optionee must (1) provide written notice to the Board within 30 days after the first occurrence of the event giving rise to Good Reason setting forth the basis for Optionee’s resignation, (2) allow the Company at least 30 days from receipt of such written notice to cure such event, and (3) if such event is not reasonably cured within such period, Optionee’s resignation from all positions Optionee then holds with the Company is effective not later than 90 days after the expiration of the cure period.

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B. NOTICE OF LIQUIDITY EVENT (1.5X) PORTION OF STOCK OPTION GRANT

Optionee:

Date of Grant:

Exercise Price per Share:

Total Number of Shares Granted:

Total Exercise Price:

Term/Expiration Date:	10 years from Date of Grant

Type of Option:	[ ] Incentive Stock Option [X] Non-Qualified Stock Option

Vesting Schedule:	This Option shall vest according to the following schedule:

Subject to the termination provisions of this Stock Option Agreement and the Plan, the Options granted herein shall vest upon the occurrence of a Qualifying Liquidity Event. In the event of a termination of Optionee as a Service Provider, the vesting shall cease and the unvested options shall terminate. Notwithstanding any other provision hereof, Optionee acknowledges that any provisions in any employment, severance or similar agreements or letters that provide Optionee with accelerated vesting and/or exercisability of equity awards on a qualifying termination of employment will not apply to this Option, and that this Option will not accelerate as to vesting or exercisability upon any termination of employment.

A “Qualifying Liquidity Event” shall mean the first to occur of: (1) a Change in Control (as defined in Optionee’s employment agreement); or (2) the effective date of a registration statement of the Company filed under the Securities Act of 1933, as amended, for the sale of the Company’s Common Stock, but only if the Board determines that the Fair Market Value of a share of the Company’s Common Stock in connection with such event is at least one and one half times the per-share exercise price of the Option. For this purpose, the Fair Market Value with respect to the event described in clause (1) will be based on the total purchase price per share of common stock in connection with such event (for the avoidance of doubt, inclusive of any contingent amounts such as earn-outs and escrows), and the Fair Market Value with respect to the event described in clause (2) will be the price per share at which shares are first sold to the public in the Company’s initial public offering. If an event in clauses (1) or (2) occurs and the Board determines that the Fair Market Value of a share of the Company’s Common Stock in connection with such event is less than one and one half times the per-share exercise price of the Option, then the Option shall terminate as of the occurrence of such event.

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Termination Period:	Except in the event of a termination of Optionee as a Service Provider by the Company for Cause, this Option may be exercised, to the extent vested, for 90 days after Optionee ceases to be a Service Provider, or such longer period as may be applicable upon the death or disability of Optionee as provided herein, but in no event later than the Term/Expiration Date stated above. In the event that Optionee ceases to be a Service Provider by reason of a termination by the Company for Cause, the Option shall terminate without consideration with respect to all Shares subject thereto (whether vested or unvested) as of the start of business on the date of such termination. For purposes herein, the term “Service Provider” means that the Optionee (i) is an employee of the Company, or (ii) provides certain services to the Company as an independent contractor, consultant, joint venture or other similar arrangement, where the continuing provision of such service is a contingency upon which continued vesting of the Option is dependent.

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C. NOTICE OF LIQUIDITY EVENT (2.0X) PORTION OF STOCK OPTION GRANT

Optionee:

Date of Grant:

Exercise Price per Share:

Total Number of Shares Granted:

Total Exercise Price:

Term/Expiration Date:	10 years from Date of Grant

Type of Option:	[ ] Incentive Stock Option [X] Non-Qualified Stock Option

Vesting Schedule:	This Option shall vest according to the following schedule:

Subject to the termination provisions of this Stock Option Agreement and the Plan, the Options granted herein shall vest upon the occurrence of a Qualifying Liquidity Event. In the event of a termination of Optionee as a Service Provider, the vesting shall cease and the unvested options shall terminate. Notwithstanding any other provision hereof, Optionee acknowledges that any provisions in any employment, severance or similar agreements or letters that provide Optionee with accelerated vesting and/or exercisability of equity awards on a qualifying termination of employment will not apply to this Option, and that this Option will not accelerate as to vesting or exercisability upon any termination of employment.

A “Qualifying Liquidity Event” shall mean the first to occur of: (1) a Change in Control (as defined in Optionee’s employment agreement); or (2) the effective date of a registration statement of the Company filed under the Securities Act of 1933, as amended, for the sale of the Company’s Common Stock, but only if the Board determines that the Fair Market Value of a share of the Company’s Common Stock in connection with such event is at least two times the per-share exercise price of the Option. For this purpose, the Fair Market Value with respect to the event described in clause (1) will be based on the total purchase price per share of common stock in connection with such event (for the avoidance of doubt, inclusive of any contingent amounts such as earn-outs and escrows), and the Fair Market Value with respect to the event described in clause (2) will be the price per share at which shares are first sold to the public in the Company’s initial public offering. If an event in clauses (1) or (2) occurs and the Board determines that the Fair Market Value of a share of the Company’s Common Stock in connection with such event is less than two times the per-share exercise price of the Option, then the Option shall terminate as of the occurrence of such event.

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Termination Period:	Except in the event of a termination of Optionee as a Service Provider by the Company for Cause, this Option may be exercised, to the extent vested, for 90 days after Optionee ceases to be a Service Provider, or such longer period as may be applicable upon the death or disability of Optionee as provided herein, but in no event later than the Term/Expiration Date stated above. In the event that Optionee ceases to be a Service Provider by reason of a termination by the Company for Cause, the Option shall terminate without consideration with respect to all Shares subject thereto (whether vested or unvested) as of the start of business on the date of such termination. For purposes herein, the term “Service Provider” means that the Optionee (i) is an employee of the Company, or (ii) provides certain services to the Company as an independent contractor, consultant, joint venture or other similar arrangement, where the continuing provision of such service is a contingency upon which continued vesting of the Option is dependent.

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D. NOTICE OF LIQUIDITY EVENT (2.5X) PORTION OF STOCK OPTION GRANT

Optionee:

Date of Grant:

Exercise Price per Share:

Total Number of Shares Granted:

Total Exercise Price:

Term/Expiration Date:	10 years from Date of Grant

Type of Option:	[ ] Incentive Stock Option [X] Non-Qualified Stock Option

Vesting Schedule:	This Option shall vest according to the following schedule:

Subject to the termination provisions of this Stock Option Agreement and the Plan, the Options granted herein shall vest upon the occurrence of a Qualifying Liquidity Event. In the event of a termination of Optionee as a Service Provider, the vesting shall cease and the unvested options shall terminate. Notwithstanding any other provision hereof, Optionee acknowledges that any provisions in any employment, severance or similar agreements or letters that provide Optionee with accelerated vesting and/or exercisability of equity awards on a qualifying termination of employment will not apply to this Option, and that this Option will not accelerate as to vesting or exercisability upon any termination of employment.

A “Qualifying Liquidity Event” shall mean the first to occur of: (1) a Change in Control (as defined in Optionee’s employment agreement); or (2) the effective date of a registration statement of the Company filed under the Securities Act of 1933, as amended, for the sale of the Company’s Common Stock, but only if the Board determines that the Fair Market Value of a share of the Company’s Common Stock in connection with such event is at least two and one half times the per-share exercise price of the Option. For this purpose, the Fair Market Value with respect to the event described in clause (1) will be based on the total purchase price per share of common stock in connection with such event (for the avoidance of doubt, inclusive of any contingent amounts such as earn-outs and escrows), and the Fair Market Value with respect to the event described in clause (2) will be the price per share at which shares are first sold to the public in the Company’s initial public offering. If an event in clauses (1) or (2) occurs and the Board determines that the Fair Market Value of a share of the Company’s Common Stock in connection with such event is less than two and one half times the per-share exercise price of the Option, then the Option shall terminate as of the occurrence of such event.

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Termination Period:	Except in the event of a termination of Optionee as a Service Provider by the Company for Cause, this Option may be exercised, to the extent vested, for 90 days after Optionee ceases to be a Service Provider, or such longer period as may be applicable upon the death or disability of Optionee as provided herein, but in no event later than the Term/Expiration Date stated above. In the event that Optionee ceases to be a Service Provider by reason of a termination by the Company for Cause, the Option shall terminate without consideration with respect to all Shares subject thereto (whether vested or unvested) as of the start of business on the date of such termination. For purposes herein, the term “Service Provider” means that the Optionee (i) is an employee of the Company, or (ii) provides certain services to the Company as an independent contractor, consultant, joint venture or other similar arrangement, where the continuing provision of such service is a contingency upon which continued vesting of the Option is dependent.

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II. AGREEMENT

1. Grant of Option. The Company hereby grants to Optionee an Option to purchase the number of Shares set forth in the Notice of Grant, at the exercise price per Share set forth in the Notice of Grant (the “Exercise Price”). Notwithstanding anything to the contrary anywhere else in this Stock Option Agreement, the Option is subject to the terms, definitions and provisions of the Plan adopted by the Company, which is incorporated herein by reference.

If designated in the Notice of Grant as an Incentive Stock Option, this Option is intended to qualify as an Incentive Stock Option as defined in Section 422 of the Code; provided, that to the extent that the aggregate Fair Market Value of stock with respect to which incentive stock options (within the meaning of Code Section 422, but without regard to Code Section 422(d)), including this Option, become exercisable for the first time by Optionee during any calendar year (under the Plan and all other incentive stock option plans of the Company or any “parent corporation” or “subsidiary corporation” thereof within the meaning of Section 424(e) and 424(f), respectively, of the Code) exceeds $100,000, such options shall not be treated as qualifying under Code Section 422, but rather shall be treated as Non-Qualified Stock Options to the extent required by Code Section 422. The rule set forth in the preceding sentence shall be applied by taking options into account in the order in which they were granted. For purposes of these rules, the Fair Market Value of stock shall be determined as of the time the option with respect to such stock is granted.

2. Exercise of Option. This Option is exercisable as follows:

(a) Right to Exercise.

(i) This Option shall be exercisable cumulatively according to the vesting schedule set forth in the Notice of Grant. For purposes of this Stock Option Agreement, Shares subject to this Option shall vest based on Optionee’s continued status as a Service Provider.

(ii) This Option may not be exercised for a fraction of a Share.

(iii) In the event of Optionee’s death, disability or other termination of Optionee’s status as a Service Provider, the exercisability of the Option shall be governed by Sections 7, 8, 9 and 10 below.

(iv) In no event may this Option be exercised after the date of expiration of the term of this Option as set forth in the Notice of Grant.

(b) Method of Exercise. This Option shall be exercisable by written notice (substantially in the form attached hereto as Exhibit A). Such notice must state the number of Shares for which the Option is being exercised and contain such other representations and agreements with respect to such Shares as may be required by the Company pursuant to the provisions of the Plan. The notice must be signed by Optionee and shall be delivered in person or by certified mail to the Secretary of the Company. The notice must be accompanied by payment of the Exercise Price plus payment of any applicable withholding tax. This Option shall be deemed to be exercised upon receipt by the Company of such written notice accompanied by the Exercise Price and payment of any applicable withholding tax.

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No Shares shall be issued pursuant to the exercise of this Option unless such issuance and such exercise comply with all relevant provisions of law and the requirements of any stock exchange upon which the Shares may then be listed. Assuming such compliance, for income tax purposes, the Shares shall be considered transferred to Optionee on the date on which the Option is exercised with respect to such Shares.

3. Optionee’s Representations. If the Shares purchasable pursuant to the exercise of this Option have not been registered under the Securities Act or any applicable state laws at the time this Option is exercised, Optionee shall, if required by the Company, concurrently with the exercise of all or any portion of this Option, deliver to the Company his or her Investment Representation Statement in the form attached hereto as Exhibit B and shall make such other written representations as are deemed necessary or appropriate by the Company and/or its counsel.

4. Lock-Up Period. Optionee hereby agrees that, if so requested by the Company or any representative of the underwriters (the “Managing Underwriter”) in connection with any registration of the offering of any securities of the Company under the Securities Act or any applicable state laws, Optionee shall not sell or otherwise transfer any Shares or other securities of the Company during (a) the 180-day period (or such longer period as may be requested in writing by the Managing Underwriter and agreed to in writing by the Company) following the effective date of a registration statement of the Company filed under the Securities Act in connection with the Company’s initial public offering of Common Stock, or (b) the 90-day period following the effective date of a registration statement filed by the Company under the Securities Act in connection with any other public offering of Common Stock (in either case, the “Market Standoff Period”). The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such Market Standoff Period and these restrictions shall be binding on any transferee of such Shares.

5. Method of Payment. Payment of the Exercise Price shall be by (a) cash, (b) check or (c) with the consent of the Administrator, (i) a full recourse promissory note bearing interest (at no less than such rate as is a market rate of interest and which then precludes the imputation of interest under the Code), payable upon such terms as may be prescribed by the Administrator, and structured to comply with Applicable Laws, (ii) other Shares which have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option shall be exercised, (iii) surrendered Shares then issuable upon exercise of the Option having a Fair Market Value on the date of exercise equal to the aggregate exercise price of the Option or exercised portion thereof, (iv) property of any kind which constitutes good and valuable consideration, (v) delivery of a notice that Optionee has placed a market sell order with a broker with respect to Shares then issuable upon exercise of the Option and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the Option exercise price, provided, that payment of such proceeds is then made to the Company upon settlement of such sale, or (vi) any combination of the foregoing methods of payment.

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6. Restrictions on Exercise. This Option may not be exercised until the Plan has been approved by the stockholders of the Company. If the issuance of Shares upon such exercise or if the method of payment for such shares would constitute a violation of any applicable federal or state securities or other law or regulation, then the Option may also not be exercised. The Company may require Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation before allowing the Option to be exercised.

7. Termination of Relationship. If Optionee ceases to be a Service Provider (other than by reason of a termination by the Company for Cause or Optionee’s death or the total and permanent disability of Optionee as defined in Code Section 22(e)(3)), to the extent vested as of the date on which Optionee ceases to be a Service Provider (taking into account any vesting that may occur in connection with such termination), the Option shall remain exercisable for a period of 90 days immediately following such date of termination (but in no event later than the expiration date of the term of the Option as set forth in the Notice of Grant). To the extent that the Option is not vested as of the date on which Optionee ceases to be a Service Provider, or if Optionee does not exercise the Option within the time specified herein, the Option shall terminate.

8. Termination for Cause. If Optionee ceases to be a Service Provider by reason of a termination by the Company for Cause, the Option shall terminate as of the start of business on the date of Optionee’s termination, regardless of whether the Option is then vested and/or exercisable with respect to any Shares.

9. Disability of Optionee. If Optionee ceases to be a Service Provider as a result of his or her total and permanent disability as defined in Code Section 22(e)(3), the Option, to the extent vested as of the date on which Optionee ceases to be a Service Provider, shall remain exercisable for twelve (12) months from such date (but in no event later than the expiration date of the term of the Option as set forth in the Notice of Grant). To the extent that the Option is not vested as of the date on which Optionee ceases to be a Service Provider, or if Optionee does not exercise such Option within the time specified herein, the Option shall terminate.

10. Death of Optionee. If Optionee ceases to be a Service Provider as a result of Optionee’s death, the Option, to the extent vested as of the date of death, shall remain exercisable for twelve (12) months following the date of death (but in no event later than the expiration date of the term of the Option as set forth in the Notice of Grant) by Optionee’s estate or by a person who acquires the right to exercise the Option by bequest or inheritance. To the extent that the Option is not vested as of the date of death, or if the Option is not exercised within the time specified herein, the Option shall terminate.

11. Non-Transferability of Option. This Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by laws of descent or distribution. It may be exercised during the lifetime of Optionee only by Optionee. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of Optionee.

12. Term of Option. This Option may be exercised only within the term set forth in the Notice of Grant.

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13. Restrictions on Shares. Optionee hereby agrees that Shares purchased upon the exercise of the Option shall be subject to such terms and conditions as the Administrator shall determine in its sole discretion, including, without limitation, restrictions on the transferability of Shares, the right of the Company to repurchase Shares, the right of the Company to require that Shares be transferred in the event of certain transactions, a right of first refusal in favor of the Company with respect to permitted transfers of Shares, tag-along rights and bring-along rights. Such terms and conditions may, in the Administrator’s sole discretion, be contained in the Exercise Notice with respect to the Option or in such other agreement as the Administrator shall determine and which Optionee hereby agrees to enter into at the request of the Company.

14. Code Section 409A. Without limiting the generality of any other provision of this Agreement, Section 23 of the Plan pertaining to Code Section 409A is hereby explicitly incorporated into this Agreement.

15. No Right to Employment. Nothing in the Plan or in this Stock Option Agreement shall confer upon Optionee any right to continue as an Employee, Director or Consultant of the Company or any Parent or Subsidiary, or shall interfere with or restrict in any way the rights of the Company or any Parent or Subsidiary, which are hereby expressly reserved, to discharge Optionee at any time for any reason whatsoever, with or without Cause, except to the extent expressly provided otherwise in a written employment agreement between Optionee and the Company or any Parent or Subsidiary.

(Signature Page Follows)

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This Stock Option Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which shall constitute one document.

THE HONEST COMPANY, INC.

By:
Name:	Nicole Miller
Title:	Senior Vice President & General Counsel

OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE OPTION HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS STOCK OPTION AGREEMENT, NOR IN THE COMPANY’S 2011 STOCK INCENTIVE PLAN WHICH IS INCORPORATED HEREIN BY REFERENCE, SHALL CONFER UPON OPTIONEE ANY RIGHT WITH RESPECT TO CONTINUATION AS A SERVICE PROVIDER OF THE COMPANY OR ANY PARENT OR SUBSIDIARY, NOR SHALL IT INTERFERE IN ANY WAY WITH OPTIONEE’S RIGHT OR THE COMPANY’S RIGHT TO TERMINATE OPTIONEE’S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE AND WITH OR WITHOUT PRIOR NOTICE.

Optionee acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof. Optionee hereby accepts this Option subject to all of the terms and provisions hereof. Optionee has reviewed the Plan and this Option in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option and fully understands all provisions of the Option. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Option. Optionee further agrees to notify the Company upon any change in the residence address indicated below.

Dated:	By:
Name:

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EXHIBIT A

THE HONEST COMPANY, INC.

2011 STOCK INCENTIVE PLAN

EXERCISE NOTICE

The Honest Company, Inc.

Attention: Stock Administration

1. Exercise of Option. Effective as of today, _______________, _____, the undersigned (“Optionee”) hereby elects to exercise Optionee’s option to purchase _________ shares of the Common Stock (the “Shares”) of The Honest Company, Inc. (the “Company”) under and pursuant to The Honest Company, Inc. 2011 Stock Incentive Plan (the “Plan”) and the Stock Option Agreement dated __________________ (the “Option Agreement”). Capitalized terms used herein without definition shall have the meanings given in the Option Agreement.

Date of Grant:

Number of Shares Exercised:

Exercise Price per Share:	$[_____]

Total Exercise Price:	$[_____]

Certificate to be issued in name of:

Type of Option:     [    ] Incentive Stock Option    [X] Non-Qualified Stock Option

2. Representations of Optionee. Optionee acknowledges that Optionee has received, read and understood the Plan and the Option Agreement. Optionee agrees to abide by and be bound by their terms and conditions.

3. Rights as Stockholder. Until the stock certificate evidencing such Shares is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to Shares subject to the Option, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate within a reasonable time after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date on which the stock certificate is issued, except as provided in Section 16 of the Plan. Optionee shall enjoy rights as a stockholder until such time as Optionee disposes of the Shares or the Company and/or its assignee(s) exercises the Right of First Refusal, Call Right or Drag-Along Right hereunder (each as defined below). Upon such disposal or exercise, Optionee shall have no further rights as a holder of the Shares so purchased except the right to receive payment for the Shares so purchased in accordance with the provisions of this Agreement, and Optionee shall forthwith cause the certificate(s) evidencing the Shares so purchased to be surrendered to the Company for transfer or cancellation.

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4. Optionee’s Rights to Transfer Shares.

(a) Company’s Right of First Refusal. Before any Shares held by Optionee or any permitted transferee (each, a “Holder”) may be sold, pledged, assigned, hypothecated, transferred, or otherwise disposed of (including transfer by gift or operation of law and, collectively, “Transfer” or “Transferred”), the Company or its assignee(s) shall have a right of first refusal to purchase the Shares on the terms and conditions set forth in this Section (the “Right of First Refusal”).

(i) Notice of Proposed Transfer. The Holder of the Shares shall deliver to the Company a written notice (the “Notice”) stating: (A) the Holder’s bona fide intention to sell or otherwise Transfer such Shares; (B) the name of each proposed purchaser or other transferee (“Proposed Transferee”); (C) the number of Shares to be Transferred to each Proposed Transferee; and (D) the bona fide cash price or other consideration for which the Holder proposes to Transfer the Shares (the “Offered Price”), and the Holder shall offer the Shares at the Offered Price to the Company or its assignee(s).

(ii) Exercise of Right of First Refusal. Within thirty (30) days after receipt of the Notice, the Company and/or its assignee(s) may elect in writing to purchase all, but not less than all, of the Shares proposed to be Transferred to any one or more of the Proposed Transferees. The purchase price will be determined in accordance with paragraph (iii) below.

(iii) Purchase Price. The purchase price (the “Purchase Price”) for the Shares repurchased under this Section shall be the Offered Price. If the Offered Price includes consideration other than cash, the cash equivalent value of the non-cash consideration shall be determined by the Administrator in good faith.

(iv) Payment. Payment of the Purchase Price shall be made, at the option of the Company or its assignee(s), in cash (by check), by cancellation of all or a portion of any outstanding indebtedness of the Holder to the Company (or, in the case of repurchase by an assignee, to the assignee), or by any combination thereof within thirty (30) days after receipt of the Notice or in the manner and at the times set forth in the Notice.

(v) Holder’s Right to Transfer. If all of the Shares proposed in the Notice to be transferred to a given Proposed Transferee are not purchased by the Company and/or its assignee(s) as provided in this Section, then the Holder may sell or otherwise Transfer such Shares to that Proposed Transferee at the Offered Price or at a higher price, provided that such sale or other Transfer is consummated within one hundred twenty (120) days after the date of the Notice and provided further that any such sale or other Transfer is effected in accordance with any applicable securities laws and the Proposed Transferee agrees in writing that the provisions of this Section shall continue to apply to the Shares in the hands of such Proposed Transferee. If the Shares described in the Notice are not Transferred to the Proposed Transferee within such period, a new Notice shall be given to the Company, and the Company and/or its assignees shall again be offered the Right of First Refusal as provided herein before any Shares held by the Holder may be sold or otherwise Transferred.

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(b) Exception for Certain Family Transfers. Anything to the contrary contained in this Section notwithstanding, the Transfer of any or all of the Shares during the Optionee’s lifetime or on the Optionee’s death by will or intestacy to the Optionee’s Immediate Family (as defined below) or a trust for the benefit of the Optionee’s Immediate Family shall be exempt from the Right of First Refusal. As used herein, “Immediate Family” shall mean spouse, lineal descendant or antecedent, father, mother, brother or sister or stepchild (whether or not adopted). In such case, the transferee or other recipient shall receive and hold the Shares so Transferred subject to the provisions of this Section (including the Right of First Refusal) and there shall be no further Transfer of such Shares except in accordance with the terms of this Section.

(c) Termination of Right of First Refusal. The Right of First Refusal shall terminate as to all Shares upon the date of the initial sale of Common Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act (an “Initial Public Offering”).

5. Company Call Right.

(a) If Optionee ceases to be a Service Provider for any reason, the Company shall have the right (but not the obligation) to purchase from Optionee, or Optionee’s personal representative, as the case may be, any or all of the Shares then owned by the Optionee (and any or all Shares acquired upon exercise of the Option after the date on which the Optionee ceases to be a Service Provider) at a per Share price equal to the Fair Market Value of a Share on the date on which the Optionee ceases to be a Service Provider (the “Call Right”).

(b) The Company may exercise the Call Right by delivering personally or by registered mail to Optionee (or his or her transferee or legal representative, as the case may be), within ninety (90) days after the date on which Optionee ceases to be a Service Provider (or, in the case of Shares which are acquired after the date on which Optionee ceases to be a Service Provider, then within ninety (90) days after the date on which such Shares are acquired), a notice in writing indicating the Company’s intention to exercise the Call Right and setting forth a date for closing not later than thirty (30) days from the mailing of such notice. The closing shall take place at the Company’s office. At the closing, the holder of the certificates for the Shares being transferred shall deliver the stock certificate or certificates evidencing the Shares, and the Company shall deliver the purchase price therefor.

(c) At its option, the Company may elect to make payment for the Shares to a bank selected by the Company. The Company shall avail itself of this option by a notice in writing to Optionee stating the name and address of the bank, date of closing, and waiving the closing at the Company’s office.

(d) If the Company does not elect to exercise the Call Right conferred above by giving the requisite notice within the time provided in Subsection (b) above, the Call Right shall terminate.

(e) The Call Right shall terminate as to all Shares upon the date of an Initial Public Offering.

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6. Drag-Along Sales.

(a) Notwithstanding any other provision of this Agreement, if the Company or its stockholders receive a bona fide arms’ length offer in writing from a third person or third persons who are not affiliates of the Company (a “Third Party”) (i) to purchase all or substantially all of the shares of Common Stock of the Company, (ii) to effect a business combination of the Company with such Third Party or a subsidiary of such Third Party, or (iii) to purchase or otherwise acquire all or substantially all the assets of the Company (any of the transactions described in clauses (i), (ii) or (iii), an “Acquisition Proposal”), and the Company or such stockholders desire to accept or cause the Company to accept such Acquisition Proposal, then, upon the demand of the Company (the “Drag-Along Right”), Optionee shall be required, as the case may be (x) to sell to such Third Party a number of shares of Common Stock owned by Optionee, if any, equal to the number of shares specified in the applicable Drag-Along Notice (as defined below) (it being expressly agreed and understood that in connection with any Acquisition Proposal for less than 100% of the total outstanding shares of the Company’s Common Stock, Optionee shall be required to sell that percentage of his or her shares of Common Stock equal to the percentage of shares of Common Stock of the Company being sold in connection with such Acquisition Proposal), for the same consideration and on the same purchase terms and conditions as the Company or such stockholders, as applicable, and such Third Party have agreed with respect to the Company’s Common Stock generally in such transaction, and (y) to vote all of the capital stock beneficially owned by Optionee in favor of such Acquisition Proposal and take all other necessary or desirable actions within Optionee’s control (including, without limitation, by attending meetings in person or by proxy for the purpose of obtaining a quorum, executing written consents in lieu of meetings and refraining from exercising appraisal rights with respect to any such Acquisition Proposal), to cause the approval of such Acquisition Proposal; provided, that notwithstanding the foregoing, the liability for any indemnity obligations of Optionee under such document shall be several and not joint and several, and, with respect to representations and warranties, shall not apply to any representations or warranties other than representations and warranties relating solely to Optionee.

(b) Prior to consummating any Acquisition Proposal, if the Company elects to exercise the Drag-Along Right, the Company shall provide Optionee with written notice (the “Drag-Along Notice”) not more than thirty (30) nor less than ten (10) days prior to the proposed closing date (the “Drag-Along Sale Date”) therefor. The Drag-Along Notice shall be accompanied by a copy of any written agreement relating to the Acquisition Proposal and shall set forth, if applicable: (i) the proposed amount and form of consideration to be paid per share of Common Stock of the Company and the terms and conditions of payment offered by the Third Party; (ii) the aggregate number of shares of Common Stock outstanding as of the close of business on the day prior to the date of the Drag-Along Notice; (iii) the Drag-Along Sale Date; and (iv) confirmation that the Third Party has agreed to purchase Optionee’s shares of Common Stock in accordance with the terms hereof.

(c) On the Drag-Along Sale Date, the Optionee, if a participant in the applicable Drag-Along Sale, (a) authorizes the Company (or the Company’s transfer agent, if any) to record in the Company’s books and records the transfer of all of Optionee’s shares of Common Stock included in such Drag-Along Sale which are not represented by one or more certificates, from Optionee to the purchaser in the Drag-Along Sale and (b) shall deliver all certificates, if any, which represent shares of Common Stock owned by Optionee included in such Drag-Along Sale, duly endorsed for transfer with signatures guaranteed, to the purchaser in the Drag-Along Sale, in the

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manner and at the address indicated in the Drag-Along Notice, in each case against delivery of the purchase price for such shares of Common Stock. In addition, the Optionee, if a participant in the applicable Drag-Along Sale, shall take all action as the Company or the purchaser in the Drag-Along Sale shall reasonably request as necessary to vest in the purchaser in the Drag-Along Sale all shares of Common Stock owned by Optionee included in such Drag Along Sale, whether in certificated or uncertificated form, free and clear of all liens, charges and encumbrances of any kind.

(d) Optionee shall cooperate in good faith with the Company in connection with the consummation of the Drag-Along Sale, including, without limitation, by executing a document containing customary representations, warranties, indemnities and agreements as requested by any Third Party in connection with the Drag-Along Sale.

(e) The provisions of this Section 6 shall terminate as to all shares of Common Stock owned by Optionee upon the date of an Initial Public Offering.

7. Tax Consultation. Optionee understands that Optionee may suffer adverse tax consequences as a result of Optionee’s purchase or disposition of the Shares. Optionee represents that Optionee has consulted with any tax consultants Optionee deems advisable in connection with the purchase or disposition of the Shares and that Optionee is not relying on the Company for any tax advice.

8. Lock-Up Period. Optionee hereby agrees that if so requested by the Company or any representative of the underwriters (the “Managing Underwriter”) in connection with any registration of the offering of any securities of the Company under the Securities Act or any applicable state laws, Optionee shall not sell or otherwise transfer any Shares or other securities of the Company during (a) the 180-day period (or such longer period as may be requested in writing by the Managing Underwriter and agreed to in writing by the Company) following the effective date of a registration statement of the Company filed under the Securities Act in connection with the Company’s initial public offering of Common Stock, or (b) the 90-day period following the effective date of a registration statement filed by the Company under the Securities Act in connection with any other public offering of Common Stock (in either case, the “Market Standoff Period”). The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such Market Standoff Period and these restrictions shall be binding on any transferee of such Shares.

9. Restrictive Legends and Stop-Transfer Orders.

(a) Legends. Optionee understands and agrees that the Company shall cause the legends set forth below or legends substantially similar thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by state or federal securities laws:

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THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”) OR ANY APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT AND SUCH LAWS OR, IN THE OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND RIGHT OF FIRST REFUSAL OPTIONS HELD BY THE ISSUER OR ITS ASSIGNEE(S) AS SET FORTH IN THE EXERCISE NOTICE BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH TRANSFER RESTRICTIONS AND RIGHT OF FIRST REFUSAL ARE BINDING ON TRANSFEREES OF THESE SHARES.

(b) Stop-Transfer Notices. Optionee agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

(c) Refusal to Transfer. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

10. Successors and Assigns. The Company may assign any of its rights under this Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Agreement shall be binding upon Optionee and his or her heirs, executors, administrators, successors and assigns.

11. Interpretation. Any dispute regarding the interpretation of this Agreement shall be submitted by Optionee or by the Company forthwith to the Administrator, which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Administrator shall be final and binding on the Company and on Optionee.

12. Governing Law; Severability. This Agreement shall be governed by and construed in accordance with the laws of the State of California excluding that body of law pertaining to conflicts of law. Should any provision of this Agreement be determined by a court of law to be illegal or unenforceable, the other provisions shall nevertheless remain effective and shall remain enforceable.

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13. Notices. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States mail by certified mail, with postage and fees prepaid, addressed to the other party at its address as shown below beneath its signature, or to such other address as such party may designate in writing from time to time to the other party.

14. Further Instruments. The parties agree to execute such further instruments and to take such further action as may be reasonably necessary to carry out the purposes and intent of this Agreement.

15. Delivery of Payment. Optionee herewith delivers to the Company the full Exercise Price for the Shares, as well as any applicable withholding tax.

16. Entire Agreement. The Plan and Option Agreement are incorporated herein by reference. This Agreement, the Plan, the Option Agreement and the Investment Representation Statement constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof.

Accepted by:	Submitted by:

THE HONEST COMPANY, INC.	OPTIONEE

By:	By:
Name:	Name:
Title:	Address:

Date:	Date:

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EXHIBIT B

INVESTMENT REPRESENTATION STATEMENT

OPTIONEE	:

COMPANY	:	THE HONEST COMPANY, INC.

SECURITY	:	COMMON STOCK

AMOUNT	:	___________________

DATE	:	___________________

In connection with the purchase of the above-listed shares of Common Stock (the “Securities”) of The Honest Company, Inc. (the “Company”), the undersigned (the “Optionee”) represents to the Company the following:

(a) Optionee is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. Optionee is acquiring these Securities for investment for Optionee’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act of 1933, as amended (the “Securities Act”).

(b) Optionee acknowledges and understands that the Securities constitute “restricted securities” under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Optionee’s investment intent as expressed herein. Optionee understands that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Optionee further acknowledges and understands that the Company is under no obligation to register the Securities. Optionee understands that the certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel satisfactory to the Company and any other legend required under applicable state securities laws.

(c) Optionee is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of “restricted securities” acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the time of the grant of the Option to Optionee, the exercise will be exempt from registration under the Securities Act. In the event the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, ninety

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(90) days thereafter (or such longer period as any market stand-off agreement may require) the Securities exempt under Rule 701 may be resold, subject to the satisfaction of certain of the conditions specified by Rule 144, including: (1) the resale being made through a broker in an unsolicited “broker’s transaction” or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934); and, in the case of an affiliate, (2) the availability of certain public information about the Company, (3) the amount of Securities being sold during any three (3) month period not exceeding the limitations specified in Rule 144(e), and (4) the timely filing of a Form 144, if applicable.

In the event that the Company does not qualify under Rule 701 at the time of grant of the Option, then the Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which generally requires (i) if the Company has not been subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act for at least ninety (90) days then the resale must occur not less than one (1) year after the later of the date the Securities were sold by the Company or the date the Securities were sold by an affiliate of the Company, within the meaning of Rule 144, or (ii) if the Company has been subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act for at least ninety (90) days then the resale must occur not less than (6) six months after the later of the date the Securities were sold by the Company or the date the Securities were sold by an affiliate of the Company, within the meaning of Rule 144; and, depending on whether Securities being sold are by an affiliate or non-affiliate of the Company along with other facts, the satisfaction of some or all of the conditions set forth in Sections (1), (2), (3) and (4) of the paragraph immediately above.

(d) Optionee further understands that in the event all of the applicable requirements of Rule 701 or 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 144 or 701 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk. Optionee understands that no assurances can be given that any such other registration exemption will be available in such event.

(e) Optionee understands and acknowledges that the Company will rely upon the accuracy and truth of the foregoing representations and Optionee hereby consents to such reliance.

Signature of Optionee:

Date: _______________________

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THE HONEST COMPANY, INC.

2011 STOCK INCENTIVE PLAN

STOCK OPTION AGREEMENT

Pursuant to The Honest Company, Inc. 2011 Stock Incentive Plan (the “Plan”), The Honest Company, Inc. (the “Company”) hereby grants to the Optionee listed below (“Optionee”), an option (the “Option”) to purchase the number of shares of the Company’s Common Stock set forth below (the “Shares”), subject to the terms and conditions of the Plan and this Stock Option Agreement. All capitalized terms used in this Stock Option Agreement not otherwise defined shall have the meanings ascribed to such terms in the Plan.

I. A. NOTICE OF TIME VESTING PORTION OF STOCK OPTION GRANT

Optionee:	Nikolaos Vlahos

Date of Grant:

First Vest Date:

Exercise Price per Share:

Total Number of Shares Granted:

Total Exercise Price:

Term/Expiration Date:	10 years from Date of Grant

Type of Option:	[ ] Incentive Stock Option [X] Non-Qualified Stock Option

Vesting Schedule:	This Option shall vest according to the following schedule:

Subject to the termination provisions of this Stock Option Agreement and the Plan, the options granted herein shall begin vesting monthly at the rate of 1/48th of the option shares on the First Vest Date set forth above (the “First Vest Date”) and over the next forty seven (47) months following the First Vest Date. Except as set forth in this Stock Option Agreement, in the event of a termination of Optionee as a Service Provider, the vesting shall cease and the unvested options shall terminate.

Termination Period:	The Executive Employment Agreement, dated as of March 13, 2017, by and between the Company and Optionee (“Employment Agreement”) shall govern the Post-Termination Exercise Period (as defined in the Employment Agreement) of this Option.

Acceleration:	The Employment Agreement shall govern the accelerated vesting of this Option upon Optionee’s Involuntary Termination or Involuntary CIC Termination (each as defined in the Employment Agreement).

Definition:	For purposes of this Agreement, “Good Reason” shall mean the occurrence of one of the following events without Optionee’s written consent: (a) an assignment of duties materially inconsistent with, or which materially reduce, Optionee’s duties, authority, responsibilities and status with the Company, (b) any reduction in Optionee’s base compensation or bonus potential, other than a reduction generally applicable to other executives of the Company by not more than 25%, (c) the relocation of the principal place of Optionee’s employment to a location that is more than 25 miles away from its current location and (d) the uncured breach by the Company of any material provision of Optionee’s employment agreement with the Company, including, without limitation, failure by the Company to pay Optionee’s base salary; provided, however, that to resign for Good Reason, Optionee must (1) provide written notice to the Board within 30 days after the first occurrence of the event giving rise to Good Reason setting forth the basis for Optionee’s resignation, (2) allow the Company at least 30 days from receipt of such written notice to cure such event, and (3) if such event is not reasonably cured within such period, Optionee’s resignation from all positions Optionee then holds with the Company is effective not later than 90 days after the expiration of the cure period.

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B. NOTICE OF LIQUIDITY EVENT (1.5X) PORTION OF STOCK OPTION GRANT

Optionee:	Nikolaos Vlahos

Date of Grant:

Exercise Price per Share:

Total Number of Shares Granted:

Total Exercise Price:

Term/Expiration Date:	10 years from Date of Grant

Type of Option:	[ ] Incentive Stock Option [X] Non-Qualified Stock Option

Vesting Schedule:	This Option shall vest according to the following schedule:

Subject to the termination provisions of this Stock Option Agreement and the Plan, the Options granted herein shall vest upon the occurrence of a Qualifying Liquidity Event. In the event of a termination of Optionee as a Service Provider, the vesting shall cease and the unvested options shall terminate. Notwithstanding any other provision hereof, Optionee acknowledges that any provisions in any employment, severance or similar agreements or letters that provide Optionee with accelerated vesting and/or exercisability of equity awards on a qualifying termination of employment will not apply to this Option, and that this Option will not accelerate as to vesting or exercisability upon any termination of employment.

A “Qualifying Liquidity Event” shall mean the first to occur of: (1) a Change in Control (as defined in Optionee’s employment agreement); or (2) the effective date of a registration statement of the Company filed under the Securities Act of 1933, as amended, for the sale of the Company’s Common Stock, but only if the Board determines that the Fair Market Value of a share of the Company’s Common Stock in connection with such event is at least one and one half times the per-share exercise price of the Option. For this purpose, the Fair Market Value with respect to the event described in clause (1) will be based on the total purchase price per share of common stock in connection with such event (for the avoidance of doubt, inclusive of any contingent amounts such as earn-outs and escrows), and the Fair Market Value with respect to the event described in clause (2) will be the price per share at which shares are first sold to the public in the Company’s initial public offering. If an event in clauses (1) or (2) occurs and the Board determines that the Fair Market Value of a share of the Company’s Common Stock in connection with such event is less than one and one half times the per-share exercise price of the Option, then the Option shall terminate as of the occurrence of such event.

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Termination Period:	Except in the event of a termination of Optionee as a Service Provider by the Company for Cause, this Option may be exercised, to the extent vested, for 90 days after Optionee ceases to be a Service Provider, or such longer period as may be applicable upon the death or disability of Optionee as provided herein, but in no event later than the Term/Expiration Date stated above. In the event that Optionee ceases to be a Service Provider by reason of a termination by the Company for Cause, the Option shall terminate without consideration with respect to all Shares subject thereto (whether vested or unvested) as of the start of business on the date of such termination. For purposes herein, the term “Service Provider” means that the Optionee (i) is an employee of the Company, or (ii) provides certain services to the Company as an independent contractor, consultant, joint venture or other similar arrangement, where the continuing provision of such service is a contingency upon which continued vesting of the Option is dependent.

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C. NOTICE OF LIQUIDITY EVENT (2.0X) PORTION OF STOCK OPTION GRANT

Optionee:	Nikolaos Vlahos

Date of Grant:

Exercise Price per Share:

Total Number of Shares Granted:

Total Exercise Price:

Term/Expiration Date:	10 years from Date of Grant

Type of Option:	[ ] Incentive Stock Option [X] Non-Qualified Stock Option

Vesting Schedule:	This Option shall vest according to the following schedule:

Subject to the termination provisions of this Stock Option Agreement and the Plan, the Options granted herein shall vest upon the occurrence of a Qualifying Liquidity Event. In the event of a termination of Optionee as a Service Provider, the vesting shall cease and the unvested options shall terminate. Notwithstanding any other provision hereof, Optionee acknowledges that any provisions in any employment, severance or similar agreements or letters that provide Optionee with accelerated vesting and/or exercisability of equity awards on a qualifying termination of employment will not apply to this Option, and that this Option will not accelerate as to vesting or exercisability upon any termination of employment.

A “Qualifying Liquidity Event” shall mean the first to occur of: (1) a Change in Control (as defined in Optionee’s employment agreement); or (2) the effective date of a registration statement of the Company filed under the Securities Act of 1933, as amended, for the sale of the Company’s Common Stock, but only if the Board determines that the Fair Market Value of a share of the Company’s Common Stock in connection with such event is at least two times the per-share exercise price of the Option. For this purpose, the Fair Market Value with respect to the event described in clause (1) will be based on the total purchase price per share of common stock in connection with such event (for the avoidance of doubt, inclusive of any contingent amounts such as earn-outs and escrows), and the Fair Market Value with respect to the event described in clause (2) will be the price per share at which shares are first sold to the public in the Company’s initial public offering. If an event in clauses (1) or (2) occurs and the Board determines that the Fair Market Value of a share of the Company’s Common Stock in connection with such event is less than two times the per-share exercise price of the Option, then the Option shall terminate as of the occurrence of such event.

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Termination Period:	Except in the event of a termination of Optionee as a Service Provider by the Company for Cause, this Option may be exercised, to the extent vested, for 90 days after Optionee ceases to be a Service Provider, or such longer period as may be applicable upon the death or disability of Optionee as provided herein, but in no event later than the Term/Expiration Date stated above. In the event that Optionee ceases to be a Service Provider by reason of a termination by the Company for Cause, the Option shall terminate without consideration with respect to all Shares subject thereto (whether vested or unvested) as of the start of business on the date of such termination. For purposes herein, the term “Service Provider” means that the Optionee (i) is an employee of the Company, or (ii) provides certain services to the Company as an independent contractor, consultant, joint venture or other similar arrangement, where the continuing provision of such service is a contingency upon which continued vesting of the Option is dependent.

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D. NOTICE OF LIQUIDITY EVENT (2.5X) PORTION OF STOCK OPTION GRANT

Optionee:	Nikolaos Vlahos

Date of Grant:

Exercise Price per Share:

Total Number of Shares Granted:

Total Exercise Price:

Term/Expiration Date:	10 years from Date of Grant

Type of Option:	[ ] Incentive Stock Option [X] Non-Qualified Stock Option

Vesting Schedule:	This Option shall vest according to the following schedule:

Subject to the termination provisions of this Stock Option Agreement and the Plan, the Options granted herein shall vest upon the occurrence of a Qualifying Liquidity Event. In the event of a termination of Optionee as a Service Provider, the vesting shall cease and the unvested options shall terminate. Notwithstanding any other provision hereof, Optionee acknowledges that any provisions in any employment, severance or similar agreements or letters that provide Optionee with accelerated vesting and/or exercisability of equity awards on a qualifying termination of employment will not apply to this Option, and that this Option will not accelerate as to vesting or exercisability upon any termination of employment.

A “Qualifying Liquidity Event” shall mean the first to occur of: (1) a Change in Control (as defined in Optionee’s employment agreement); or (2) the effective date of a registration statement of the Company filed under the Securities Act of 1933, as amended, for the sale of the Company’s Common Stock, but only if the Board determines that the Fair Market Value of a share of the Company’s Common Stock in connection with such event is at least two and one half times the per-share exercise price of the Option. For this purpose, the Fair Market Value with respect to the event described in clause (1) will be based on the total purchase price per share of common stock in connection with such event (for the avoidance of doubt, inclusive of any contingent amounts such as earn-outs and escrows), and the Fair Market Value with respect to the event described in clause (2) will be the price per share at which shares are first sold to the public in the Company’s initial public offering. If an event in clauses (1) or (2) occurs and the Board determines that the Fair Market Value of a share of the Company’s Common Stock in connection with such event is less than two and one half times the per-share exercise price of the Option, then the Option shall terminate as of the occurrence of such event.

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Termination Period:	Except in the event of a termination of Optionee as a Service Provider by the Company for Cause, this Option may be exercised, to the extent vested, for 90 days after Optionee ceases to be a Service Provider, or such longer period as may be applicable upon the death or disability of Optionee as provided herein, but in no event later than the Term/Expiration Date stated above. In the event that Optionee ceases to be a Service Provider by reason of a termination by the Company for Cause, the Option shall terminate without consideration with respect to all Shares subject thereto (whether vested or unvested) as of the start of business on the date of such termination. For purposes herein, the term “Service Provider” means that the Optionee (i) is an employee of the Company, or (ii) provides certain services to the Company as an independent contractor, consultant, joint venture or other similar arrangement, where the continuing provision of such service is a contingency upon which continued vesting of the Option is dependent.

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II. AGREEMENT

1. Grant of Option. The Company hereby grants to Optionee an Option to purchase the number of Shares set forth in the Notice of Grant, at the exercise price per Share set forth in the Notice of Grant (the “Exercise Price”). Notwithstanding anything to the contrary anywhere else in this Stock Option Agreement, the Option is subject to the terms, definitions and provisions of the Plan adopted by the Company, which is incorporated herein by reference.

If designated in the Notice of Grant as an Incentive Stock Option, this Option is intended to qualify as an Incentive Stock Option as defined in Section 422 of the Code; provided, that to the extent that the aggregate Fair Market Value of stock with respect to which incentive stock options (within the meaning of Code Section 422, but without regard to Code Section 422(d)), including this Option, become exercisable for the first time by Optionee during any calendar year (under the Plan and all other incentive stock option plans of the Company or any “parent corporation” or “subsidiary corporation” thereof within the meaning of Section 424(e) and 424(f), respectively, of the Code) exceeds $100,000, such options shall not be treated as qualifying under Code Section 422, but rather shall be treated as Non-Qualified Stock Options to the extent required by Code Section 422. The rule set forth in the preceding sentence shall be applied by taking options into account in the order in which they were granted. For purposes of these rules, the Fair Market Value of stock shall be determined as of the time the option with respect to such stock is granted.

2. Exercise of Option. This Option is exercisable as follows:

(a) Right to Exercise.

(i) This Option shall be exercisable cumulatively according to the vesting schedule set forth in the Notice of Grant. For purposes of this Stock Option Agreement, Shares subject to this Option shall vest based on Optionee’s continued status as a Service Provider.

(ii) This Option may not be exercised for a fraction of a Share.

(iii) In the event of Optionee’s death, disability or other termination of Optionee’s status as a Service Provider, the exercisability of the Option shall be governed by Sections 7, 8, 9 and 10 below.

(iv) In no event may this Option be exercised after the date of expiration of the term of this Option as set forth in the Notice of Grant.

(b) Method of Exercise. This Option shall be exercisable by written notice (substantially in the form attached hereto as Exhibit A). Such notice must state the number of Shares for which the Option is being exercised and contain such other representations and agreements with respect to such Shares as may be required by the Company pursuant to the provisions of the Plan. The notice must be signed by Optionee and shall be delivered in person or by certified mail to the Secretary of the Company. The notice must be accompanied by payment of the Exercise Price plus payment of any applicable withholding tax. This Option shall be deemed to be exercised upon receipt by the Company of such written notice accompanied by the Exercise Price and payment of any applicable withholding tax.

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No Shares shall be issued pursuant to the exercise of this Option unless such issuance and such exercise comply with all relevant provisions of law and the requirements of any stock exchange upon which the Shares may then be listed. Assuming such compliance, for income tax purposes, the Shares shall be considered transferred to Optionee on the date on which the Option is exercised with respect to such Shares.

3. Optionee’s Representations. If the Shares purchasable pursuant to the exercise of this Option have not been registered under the Securities Act or any applicable state laws at the time this Option is exercised, Optionee shall, if required by the Company, concurrently with the exercise of all or any portion of this Option, deliver to the Company his or her Investment Representation Statement in the form attached hereto as Exhibit B and shall make such other written representations as are deemed necessary or appropriate by the Company and/or its counsel.

4. Lock-Up Period. Optionee hereby agrees that, if so requested by the Company or any representative of the underwriters (the “Managing Underwriter”) in connection with any registration of the offering of any securities of the Company under the Securities Act or any applicable state laws, Optionee shall not sell or otherwise transfer any Shares or other securities of the Company during (a) the 180-day period (or such longer period as may be requested in writing by the Managing Underwriter and agreed to in writing by the Company) following the effective date of a registration statement of the Company filed under the Securities Act in connection with the Company’s initial public offering of Common Stock, or (b) the 90-day period following the effective date of a registration statement filed by the Company under the Securities Act in connection with any other public offering of Common Stock (in either case, the “Market Standoff Period”). The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such Market Standoff Period and these restrictions shall be binding on any transferee of such Shares.

5. Method of Payment. Payment of the Exercise Price shall be by (a) cash, (b) check or (c) with the consent of the Administrator, (i) a full recourse promissory note bearing interest (at no less than such rate as is a market rate of interest and which then precludes the imputation of interest under the Code), payable upon such terms as may be prescribed by the Administrator, and structured to comply with Applicable Laws, (ii) other Shares which have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option shall be exercised, (iii) surrendered Shares then issuable upon exercise of the Option having a Fair Market Value on the date of exercise equal to the aggregate exercise price of the Option or exercised portion thereof, (iv) property of any kind which constitutes good and valuable consideration, (v) delivery of a notice that Optionee has placed a market sell order with a broker with respect to Shares then issuable upon exercise of the Option and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the Option exercise price, provided, that payment of such proceeds is then made to the Company upon settlement of such sale, or (vi) any combination of the foregoing methods of payment.

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6. Restrictions on Exercise. This Option may not be exercised until the Plan has been approved by the stockholders of the Company. If the issuance of Shares upon such exercise or if the method of payment for such shares would constitute a violation of any applicable federal or state securities or other law or regulation, then the Option may also not be exercised. The Company may require Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation before allowing the Option to be exercised.

7. Termination of Relationship. If Optionee ceases to be a Service Provider (other than by reason of a termination by the Company for Cause or Optionee’s death or the total and permanent disability of Optionee as defined in Code Section 22(e)(3)), to the extent vested as of the date on which Optionee ceases to be a Service Provider (taking into account any vesting that may occur in connection with such termination), the Option shall remain exercisable for a period of 90 days immediately following such date of termination (but in no event later than the expiration date of the term of the Option as set forth in the Notice of Grant). To the extent that the Option is not vested as of the date on which Optionee ceases to be a Service Provider, or if Optionee does not exercise the Option within the time specified herein, the Option shall terminate.

8. Termination for Cause. If Optionee ceases to be a Service Provider by reason of a termination by the Company for Cause, the Option shall terminate as of the start of business on the date of Optionee’s termination, regardless of whether the Option is then vested and/or exercisable with respect to any Shares.

9. Disability of Optionee. If Optionee ceases to be a Service Provider as a result of his or her total and permanent disability as defined in Code Section 22(e)(3), the Option, to the extent vested as of the date on which Optionee ceases to be a Service Provider, shall remain exercisable for twelve (12) months from such date (but in no event later than the expiration date of the term of the Option as set forth in the Notice of Grant). To the extent that the Option is not vested as of the date on which Optionee ceases to be a Service Provider, or if Optionee does not exercise such Option within the time specified herein, the Option shall terminate.

10. Death of Optionee. If Optionee ceases to be a Service Provider as a result of Optionee’s death, the Option, to the extent vested as of the date of death, shall remain exercisable for twelve (12) months following the date of death (but in no event later than the expiration date of the term of the Option as set forth in the Notice of Grant) by Optionee’s estate or by a person who acquires the right to exercise the Option by bequest or inheritance. To the extent that the Option is not vested as of the date of death, or if the Option is not exercised within the time specified herein, the Option shall terminate.

11. Non-Transferability of Option. This Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by laws of descent or distribution. It may be exercised during the lifetime of Optionee only by Optionee. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of Optionee.

12. Term of Option. This Option may be exercised only within the term set forth in the Notice of Grant.

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13. Restrictions on Shares. Optionee hereby agrees that Shares purchased upon the exercise of the Option shall be subject to such terms and conditions as the Administrator shall determine in its sole discretion, including, without limitation, restrictions on the transferability of Shares, the right of the Company to repurchase Shares, the right of the Company to require that Shares be transferred in the event of certain transactions, a right of first refusal in favor of the Company with respect to permitted transfers of Shares, tag-along rights and bring-along rights. Such terms and conditions may, in the Administrator’s sole discretion, be contained in the Exercise Notice with respect to the Option or in such other agreement as the Administrator shall determine and which Optionee hereby agrees to enter into at the request of the Company.

14. Code Section 409A. Without limiting the generality of any other provision of this Agreement, Section 23 of the Plan pertaining to Code Section 409A is hereby explicitly incorporated into this Agreement.

15. No Right to Employment. Nothing in the Plan or in this Stock Option Agreement shall confer upon Optionee any right to continue as an Employee, Director or Consultant of the Company or any Parent or Subsidiary, or shall interfere with or restrict in any way the rights of the Company or any Parent or Subsidiary, which are hereby expressly reserved, to discharge Optionee at any time for any reason whatsoever, with or without Cause, except to the extent expressly provided otherwise in a written employment agreement between Optionee and the Company or any Parent or Subsidiary.

(Signature Page Follows)

12

This Stock Option Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which shall constitute one document.

THE HONEST COMPANY, INC.

By:
Name:	Nicole Miller
Title:	Senior Vice President & General Counsel

OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE OPTION HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS STOCK OPTION AGREEMENT, NOR IN THE COMPANY’S 2011 STOCK INCENTIVE PLAN WHICH IS INCORPORATED HEREIN BY REFERENCE, SHALL CONFER UPON OPTIONEE ANY RIGHT WITH RESPECT TO CONTINUATION AS A SERVICE PROVIDER OF THE COMPANY OR ANY PARENT OR SUBSIDIARY, NOR SHALL IT INTERFERE IN ANY WAY WITH OPTIONEE’S RIGHT OR THE COMPANY’S RIGHT TO TERMINATE OPTIONEE’S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE AND WITH OR WITHOUT PRIOR NOTICE.

Optionee acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof. Optionee hereby accepts this Option subject to all of the terms and provisions hereof. Optionee has reviewed the Plan and this Option in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option and fully understands all provisions of the Option. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Option. Optionee further agrees to notify the Company upon any change in the residence address indicated below.

Dated:	By:
Name:

13

EXHIBIT A

THE HONEST COMPANY, INC.

2011 STOCK INCENTIVE PLAN

EXERCISE NOTICE

The Honest Company, Inc.

Attention: Stock Administration

1. Exercise of Option. Effective as of today, _______________, _____, the undersigned (“Optionee”) hereby elects to exercise Optionee’s option to purchase _________ shares of the Common Stock (the “Shares”) of The Honest Company, Inc. (the “Company”) under and pursuant to The Honest Company, Inc. 2011 Stock Incentive Plan (the “Plan”) and the Stock Option Agreement dated __________________ (the “Option Agreement”). Capitalized terms used herein without definition shall have the meanings given in the Option Agreement.

Date of Grant:

Number of Shares Exercised:

Exercise Price per Share:	$[_____]

Total Exercise Price:	$[_____]

Certificate to be issued in name of:

Type of Option:     [    ] Incentive Stock Option    [X] Non-Qualified Stock Option

2. Representations of Optionee. Optionee acknowledges that Optionee has received, read and understood the Plan and the Option Agreement. Optionee agrees to abide by and be bound by their terms and conditions.

3. Rights as Stockholder. Until the stock certificate evidencing such Shares is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to Shares subject to the Option, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate within a reasonable time after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date on which the stock certificate is issued, except as provided in Section 16 of the Plan. Optionee shall enjoy rights as a stockholder until such time as Optionee disposes of the Shares or the Company and/or its assignee(s) exercises the Right of First Refusal, Call Right or Drag-Along Right hereunder (each as defined below). Upon such disposal or exercise, Optionee shall have no further rights as a holder of the Shares so purchased except the right to receive payment for the Shares so purchased in accordance with the provisions of this Agreement, and Optionee shall forthwith cause the certificate(s) evidencing the Shares so purchased to be surrendered to the Company for transfer or cancellation.

4. Optionee’s Rights to Transfer Shares.

(a) Company’s Right of First Refusal. Before any Shares held by Optionee or any permitted transferee (each, a “Holder”) may be sold, pledged, assigned, hypothecated, transferred, or otherwise disposed of (including transfer by gift or operation of law and, collectively, “Transfer” or “Transferred”), the Company or its assignee(s) shall have a right of first refusal to purchase the Shares on the terms and conditions set forth in this Section (the “Right of First Refusal”).

(i) Notice of Proposed Transfer. The Holder of the Shares shall deliver to the Company a written notice (the “Notice”) stating: (A) the Holder’s bona fide intention to sell or otherwise Transfer such Shares; (B) the name of each proposed purchaser or other transferee (“Proposed Transferee”); (C) the number of Shares to be Transferred to each Proposed Transferee; and (D) the bona fide cash price or other consideration for which the Holder proposes to Transfer the Shares (the “Offered Price”), and the Holder shall offer the Shares at the Offered Price to the Company or its assignee(s).

(ii) Exercise of Right of First Refusal. Within thirty (30) days after receipt of the Notice, the Company and/or its assignee(s) may elect in writing to purchase all, but not less than all, of the Shares proposed to be Transferred to any one or more of the Proposed Transferees. The purchase price will be determined in accordance with paragraph (iii) below.

(iii) Purchase Price. The purchase price (the “Purchase Price”) for the Shares repurchased under this Section shall be the Offered Price. If the Offered Price includes consideration other than cash, the cash equivalent value of the non-cash consideration shall be determined by the Administrator in good faith.

(iv) Payment. Payment of the Purchase Price shall be made, at the option of the Company or its assignee(s), in cash (by check), by cancellation of all or a portion of any outstanding indebtedness of the Holder to the Company (or, in the case of repurchase by an assignee, to the assignee), or by any combination thereof within thirty (30) days after receipt of the Notice or in the manner and at the times set forth in the Notice.

(v) Holder’s Right to Transfer. If all of the Shares proposed in the Notice to be transferred to a given Proposed Transferee are not purchased by the Company and/or its assignee(s) as provided in this Section, then the Holder may sell or otherwise Transfer such Shares to that Proposed Transferee at the Offered Price or at a higher price, provided that such sale or other Transfer is consummated within one hundred twenty (120) days after the date of the Notice and provided further that any such sale or other Transfer is effected in accordance with any applicable securities laws and the Proposed Transferee agrees in writing that the provisions of this Section shall continue to apply to the Shares in the hands of such Proposed Transferee. If the Shares described in the Notice are not Transferred to the Proposed Transferee within such period, a new Notice shall be given to the Company, and the Company and/or its assignees shall again be offered the Right of First Refusal as provided herein before any Shares held by the Holder may be sold or otherwise Transferred.

(b) Exception for Certain Family Transfers. Anything to the contrary contained in this Section notwithstanding, the Transfer of any or all of the Shares during the Optionee’s lifetime or on the Optionee’s death by will or intestacy to the Optionee’s Immediate Family (as defined below) or a trust for the benefit of the Optionee’s Immediate Family shall be exempt from the Right of First Refusal. As used herein, “Immediate Family” shall mean spouse, lineal descendant or antecedent, father, mother, brother or sister or stepchild (whether or not adopted). In such case, the transferee or other recipient shall receive and hold the Shares so Transferred subject to the provisions of this Section (including the Right of First Refusal) and there shall be no further Transfer of such Shares except in accordance with the terms of this Section.

(c) Termination of Right of First Refusal. The Right of First Refusal shall terminate as to all Shares upon the date of the initial sale of Common Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act (an “Initial Public Offering”).

5. Company Call Right.

(a) If Optionee ceases to be a Service Provider for any reason, the Company shall have the right (but not the obligation) to purchase from Optionee, or Optionee’s personal representative, as the case may be, any or all of the Shares then owned by the Optionee (and any or all Shares acquired upon exercise of the Option after the date on which the Optionee ceases to be a Service Provider) at a per Share price equal to the Fair Market Value of a Share on the date on which the Optionee ceases to be a Service Provider (the “Call Right”).

(b) The Company may exercise the Call Right by delivering personally or by registered mail to Optionee (or his or her transferee or legal representative, as the case may be), within ninety (90) days after the date on which Optionee ceases to be a Service Provider (or, in the case of Shares which are acquired after the date on which Optionee ceases to be a Service Provider, then within ninety (90) days after the date on which such Shares are acquired), a notice in writing indicating the Company’s intention to exercise the Call Right and setting forth a date for closing not later than thirty (30) days from the mailing of such notice. The closing shall take place at the Company’s office. At the closing, the holder of the certificates for the Shares being transferred shall deliver the stock certificate or certificates evidencing the Shares, and the Company shall deliver the purchase price therefor.

(c) At its option, the Company may elect to make payment for the Shares to a bank selected by the Company. The Company shall avail itself of this option by a notice in writing to Optionee stating the name and address of the bank, date of closing, and waiving the closing at the Company’s office.

(d) If the Company does not elect to exercise the Call Right conferred above by giving the requisite notice within the time provided in Subsection (b) above, the Call Right shall terminate.

(e) The Call Right shall terminate as to all Shares upon the date of an Initial Public Offering.

6. Drag-Along Sales.

(a) Notwithstanding any other provision of this Agreement, if the Company or its stockholders receive a bona fide arms’ length offer in writing from a third person or third persons who are not affiliates of the Company (a “Third Party”) (i) to purchase all or substantially all of the shares of Common Stock of the Company, (ii) to effect a business combination of the Company with such Third Party or a subsidiary of such Third Party, or (iii) to purchase or otherwise acquire all or substantially all the assets of the Company (any of the transactions described in clauses (i), (ii) or (iii), an “Acquisition Proposal”), and the Company or such stockholders desire to accept or cause the Company to accept such Acquisition Proposal, then, upon the demand of the Company (the “Drag-Along Right”), Optionee shall be required, as the case may be (x) to sell to such Third Party a number of shares of Common Stock owned by Optionee, if any, equal to the number of shares specified in the applicable Drag-Along Notice (as defined below) (it being expressly agreed and understood that in connection with any Acquisition Proposal for less than 100% of the total outstanding shares of the Company’s Common Stock, Optionee shall be required to sell that percentage of his or her shares of Common Stock equal to the percentage of shares of Common Stock of the Company being sold in connection with such Acquisition Proposal), for the same consideration and on the same purchase terms and conditions as the Company or such stockholders, as applicable, and such Third Party have agreed with respect to the Company’s Common Stock generally in such transaction, and (y) to vote all of the capital stock beneficially owned by Optionee in favor of such Acquisition Proposal and take all other necessary or desirable actions within Optionee’s control (including, without limitation, by attending meetings in person or by proxy for the purpose of obtaining a quorum, executing written consents in lieu of meetings and refraining from exercising appraisal rights with respect to any such Acquisition Proposal), to cause the approval of such Acquisition Proposal; provided, that notwithstanding the foregoing, the liability for any indemnity obligations of Optionee under such document shall be several and not joint and several, and, with respect to representations and warranties, shall not apply to any representations or warranties other than representations and warranties relating solely to Optionee.

(b) Prior to consummating any Acquisition Proposal, if the Company elects to exercise the Drag-Along Right, the Company shall provide Optionee with written notice (the “Drag-Along Notice”) not more than thirty (30) nor less than ten (10) days prior to the proposed closing date (the “Drag-Along Sale Date”) therefor. The Drag-Along Notice shall be accompanied by a copy of any written agreement relating to the Acquisition Proposal and shall set forth, if applicable: (i) the proposed amount and form of consideration to be paid per share of Common Stock of the Company and the terms and conditions of payment offered by the Third Party; (ii) the aggregate number of shares of Common Stock outstanding as of the close of business on the day prior to the date of the Drag-Along Notice; (iii) the Drag-Along Sale Date; and (iv) confirmation that the Third Party has agreed to purchase Optionee’s shares of Common Stock in accordance with the terms hereof.

(c) On the Drag-Along Sale Date, the Optionee, if a participant in the applicable Drag-Along Sale, (a) authorizes the Company (or the Company’s transfer agent, if any) to record in the Company’s books and records the transfer of all of Optionee’s shares of Common Stock included in such Drag-Along Sale which are not represented by one or more certificates, from Optionee to the purchaser in the Drag-Along Sale and (b) shall deliver all certificates, if any, which represent shares of Common Stock owned by Optionee included in such Drag-Along Sale, duly endorsed for transfer with signatures guaranteed, to the purchaser in the Drag-Along Sale, in the manner and at the address indicated in the Drag-Along Notice, in each case against delivery of the purchase price for such shares of Common Stock. In addition, the Optionee, if a participant in the applicable Drag-Along Sale, shall take all action as the Company or the purchaser in the Drag-Along Sale shall reasonably request as necessary to vest in the purchaser in the Drag-Along Sale all shares of Common Stock owned by Optionee included in such Drag Along Sale, whether in certificated or uncertificated form, free and clear of all liens, charges and encumbrances of any kind.

(d) Optionee shall cooperate in good faith with the Company in connection with the consummation of the Drag-Along Sale, including, without limitation, by executing a document containing customary representations, warranties, indemnities and agreements as requested by any Third Party in connection with the Drag-Along Sale.

(e) The provisions of this Section 6 shall terminate as to all shares of Common Stock owned by Optionee upon the date of an Initial Public Offering.

7. Tax Consultation. Optionee understands that Optionee may suffer adverse tax consequences as a result of Optionee’s purchase or disposition of the Shares. Optionee represents that Optionee has consulted with any tax consultants Optionee deems advisable in connection with the purchase or disposition of the Shares and that Optionee is not relying on the Company for any tax advice.

8. Lock-Up Period. Optionee hereby agrees that if so requested by the Company or any representative of the underwriters (the “Managing Underwriter”) in connection with any registration of the offering of any securities of the Company under the Securities Act or any applicable state laws, Optionee shall not sell or otherwise transfer any Shares or other securities of the Company during (a) the 180-day period (or such longer period as may be requested in writing by the Managing Underwriter and agreed to in writing by the Company) following the effective date of a registration statement of the Company filed under the Securities Act in connection with the Company’s initial public offering of Common Stock, or (b) the 90-day period following the effective date of a registration statement filed by the Company under the Securities Act in connection with any other public offering of Common Stock (in either case, the “Market Standoff Period”). The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such Market Standoff Period and these restrictions shall be binding on any transferee of such Shares.

9. Restrictive Legends and Stop-Transfer Orders.

(a) Legends. Optionee understands and agrees that the Company shall cause the legends set forth below or legends substantially similar thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by state or federal securities laws:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”) OR ANY APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT AND SUCH LAWS OR, IN THE OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND RIGHT OF FIRST REFUSAL OPTIONS HELD BY THE ISSUER OR ITS ASSIGNEE(S) AS SET FORTH IN THE EXERCISE NOTICE BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH TRANSFER RESTRICTIONS AND RIGHT OF FIRST REFUSAL ARE BINDING ON TRANSFEREES OF THESE SHARES.

(b) Stop-Transfer Notices. Optionee agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

(c) Refusal to Transfer. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

10. Successors and Assigns. The Company may assign any of its rights under this Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Agreement shall be binding upon Optionee and his or her heirs, executors, administrators, successors and assigns.

11. Interpretation. Any dispute regarding the interpretation of this Agreement shall be submitted by Optionee or by the Company forthwith to the Administrator, which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Administrator shall be final and binding on the Company and on Optionee.

12. Governing Law; Severability. This Agreement shall be governed by and construed in accordance with the laws of the State of California excluding that body of law pertaining to conflicts of law. Should any provision of this Agreement be determined by a court of law to be illegal or unenforceable, the other provisions shall nevertheless remain effective and shall remain enforceable.

13. Notices. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States mail by certified mail, with postage and fees prepaid, addressed to the other party at its address as shown below beneath its signature, or to such other address as such party may designate in writing from time to time to the other party.

14. Further Instruments. The parties agree to execute such further instruments and to take such further action as may be reasonably necessary to carry out the purposes and intent of this Agreement.

15. Delivery of Payment. Optionee herewith delivers to the Company the full Exercise Price for the Shares, as well as any applicable withholding tax.

16. Entire Agreement. The Plan and Option Agreement are incorporated herein by reference. This Agreement, the Plan, the Option Agreement and the Investment Representation Statement constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof.

Accepted by:	Submitted by:

THE HONEST COMPANY, INC.	OPTIONEE

By:	By:
Name:	Name:
Title:	Address:

Date:	Date:

EXHIBIT B

INVESTMENT REPRESENTATION STATEMENT

OPTIONEE	:

COMPANY	:	THE HONEST COMPANY, INC.

SECURITY	:	COMMON STOCK

AMOUNT	:

DATE	:

In connection with the purchase of the above-listed shares of Common Stock (the “Securities”) of The Honest Company, Inc. (the “Company”), the undersigned (the “Optionee”) represents to the Company the following:

(a) Optionee is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. Optionee is acquiring these Securities for investment for Optionee’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act of 1933, as amended (the “Securities Act”).

(b) Optionee acknowledges and understands that the Securities constitute “restricted securities” under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Optionee’s investment intent as expressed herein. Optionee understands that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Optionee further acknowledges and understands that the Company is under no obligation to register the Securities. Optionee understands that the certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel satisfactory to the Company and any other legend required under applicable state securities laws.

(c) Optionee is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of “restricted securities” acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the time of the grant of the Option to Optionee, the exercise will be exempt from registration under the Securities Act. In the event the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, ninety

B-1

(90) days thereafter (or such longer period as any market stand-off agreement may require) the Securities exempt under Rule 701 may be resold, subject to the satisfaction of certain of the conditions specified by Rule 144, including: (1) the resale being made through a broker in an unsolicited “broker’s transaction” or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934); and, in the case of an affiliate, (2) the availability of certain public information about the Company, (3) the amount of Securities being sold during any three (3) month period not exceeding the limitations specified in Rule 144(e), and (4) the timely filing of a Form 144, if applicable.

In the event that the Company does not qualify under Rule 701 at the time of grant of the Option, then the Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which generally requires (i) if the Company has not been subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act for at least ninety (90) days then the resale must occur not less than one (1) year after the later of the date the Securities were sold by the Company or the date the Securities were sold by an affiliate of the Company, within the meaning of Rule 144, or (ii) if the Company has been subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act for at least ninety (90) days then the resale must occur not less than (6) six months after the later of the date the Securities were sold by the Company or the date the Securities were sold by an affiliate of the Company, within the meaning of Rule 144; and, depending on whether Securities being sold are by an affiliate or non-affiliate of the Company along with other facts, the satisfaction of some or all of the conditions set forth in Sections (1), (2), (3) and (4) of the paragraph immediately above.

(d) Optionee further understands that in the event all of the applicable requirements of Rule 701 or 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 144 or 701 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk. Optionee understands that no assurances can be given that any such other registration exemption will be available in such event.

(e) Optionee understands and acknowledges that the Company will rely upon the accuracy and truth of the foregoing representations and Optionee hereby consents to such reliance.

Signature of Optionee:

Date: _______________________

B-2

THE HONEST COMPANY, INC.

STOCK UNIT GRANT NOTICE

(AMENDED AND RESTATED 2011 STOCK INCENTIVE PLAN)

The Honest Company, Inc. (the “Company”), pursuant to the Company’s Amended and Restated 2011 Stock Incentive Plan (the “Plan”), hereby awards to Participant Stock Units covering the number of shares of Company Common Stock (the “RSUs”) set forth below (the “Award”). The Award is subject to all of the terms and conditions as set forth in this Stock Unit Grant Notice (the “Notice”), the Amended and Restated 2011 Stock Incentive Plan, as may be amended from time to time (the “Plan”), and the Stock Unit Award Agreement (the “Award Agreement”). Capitalized terms not explicitly defined herein but defined in the Plan or the Award Agreement will have the same definitions as in the Plan or the Award Agreement. In the event of any conflict between the terms of the Award and the Plan, the terms of the Plan will control.

Participant:
Date of Grant:
Number of RSUs:
Vesting Commencement Date:

Vesting Schedule: Twenty-five percent (25%) of the RSUs shall vest on the first anniversary of the Vesting Commencement Date, with the remainder vesting in equal quarterly installments thereafter over the subsequent three year period, so long as the Participant remains a Service Provider of the Company through each such vesting date (each such vesting date, a “Vesting Event”). Upon termination of Participant’s service as a Service Provider of the Company, any unvested RSUs shall terminate.

Delivery Date: Subject to any adjustment in accordance with Section 16 of the Plan, one share of Common Stock will be issued for each RSU upon the occurrence of a Vesting Event as set forth in Section 3 of the Award Agreement.

Additional Terms/Acknowledgements: The undersigned Participant acknowledges receipt of, and understands and agrees to, this Stock Unit Grant Notice, the Award Agreement and the Plan. By accepting this Award, Participant consents to receive such documents by electronic delivery and to participate in the Plan through an on-line or electronic system established and maintained by the Company or another third party designated by the Company. Participant further acknowledges that as of the Date of Grant, this Stock Unit Grant Notice, the Award Agreement and the Plan set forth the entire understanding between Participant and the Company regarding the acquisition of stock in the Company and supersede all prior oral and written agreements on that subject with the exception of (i) any awards previously granted and delivered to Participant under the Plan, any prior equity or stock incentive plan or otherwise and (ii) any compensation recovery policy that is adopted by the Company or is otherwise required by applicable law.

THE HONEST COMPANY, INC.		PARTICIPANT

By:
	Signature		Signature

Title:		Date:

Date:

ATTACHMENTS: Stock Unit Agreement; the Plan

THE HONEST COMPANY, INC.

STOCK UNIT AGREEMENT

(AMENDED AND RESTATED 2011 STOCK INCENTIVE PLAN)

Pursuant to the Stock Unit Grant Notice (“Grant Notice”) and this Stock Unit Agreement (“Agreement”), The Honest Company, Inc. (“Company”) has awarded Participant the number of RSUs indicated in the Grant Notice (collectively, the “Award”). Subject to adjustment and the terms and conditions as provided in this Agreement, each RSU shall represent the right to receive one (1) share of Common Stock as set forth in Section 3 below. Capitalized terms not otherwise defined in this Agreement will have the meaning set forth in the Company’s Amended and Restated 2011 Stock Incentive Plan, as may be amended from time to time (“Plan”) or the Grant Notice. This Agreement will be deemed to be signed by the Company and Participant upon the signing by Participant of the Restricted Stock Unit Grant Notice to which it is attached.

The details of this Award, in addition to those set forth in the Grant Notice, are as follows.

1. NUMBER OF RSUS AND SHARES OF COMMON STOCK.

(a) The number of RSUs subject to Participant’s Award, and the number of shares of Common Stock deliverable with respect to such RSUs, may be adjusted as set forth in Section 16 of the Plan. Participant shall receive no benefit or adjustment to the Award with respect to any cash dividend, stock dividend or other distribution that does not result from any such adjustment set forth in Section 16 of the Plan; provided, however, that this sentence shall not apply with respect to any shares of Common Stock, if any, that are delivered to Participant in connection with this Award after such shares have been delivered.

(b) Any additional RSUs or shares of Common Stock that become subject to the Award pursuant to this Section 1 shall be subject, in a manner determined by the Board, to the same forfeiture restrictions, restrictions on transferability, and time and manner of delivery as applicable to the other RSUs and Common Stock covered by the Award.

(c) Notwithstanding the provisions of this Section 1, no fractional RSUs or rights for fractional shares of Common Stock shall be created pursuant to this Section 1. The Board shall, in its discretion, determine an equivalent benefit for any fractional RSUs or fractional shares that might be created by the adjustments referred to in this Section 1.

2. VESTING REQUIREMENTS. The RSUs shall vest as provided in the Vesting Schedule set forth in Participant’s Grant Notice.

3. DELIVERY OF SHARES OF COMMON STOCK. Subject to the provisions of this Agreement, the Company shall deliver to Participant one (1) share of Common Stock for each RSU upon the occurrence of each Vesting Event, with such delivery to occur no later than (i) December 31 of the calendar year in which the Vesting Event occurs, or (ii) if and only if permitted in a manner that complies with Treasury Regulations Section 1.409A-1(b)(4), no later than the date that is the 15th day of the third calendar month of the year immediately following the year in which the shares of Common Stock covered by this Award are no longer subject to a “substantial risk of forfeiture” within the meaning of Treasury Regulations Section 1.409A-1(d). The form of such delivery (e.g., a stock certificate or electronic entry evidencing such shares) shall be determined by the Company.

4. CONSIDERATION FOR AWARD. This Award has been granted in consideration of Participant’s past or future expected services to the Company. Subject to Section 10 below, except as otherwise provided in the Grant Notice, Participant will not be required to make any payment to the Company (other than the provision of past and future services for the Company) with respect to Participant’s receipt of the Award, vesting of the RSUs, or the delivery of the shares of Common Stock.

5. SECURITIES LAW COMPLIANCE. Participant may not be issued any Common Stock under the Award unless either (i) the shares of Common Stock are then registered under the Securities Act, or (ii) the Company has determined that such issuance would be exempt from the registration requirements of the Securities Act. The Award must also comply with other applicable laws and regulations governing the Award, and Participant shall not receive such Common Stock if the Company determines that such receipt would not be in compliance with such laws and regulations.

6. RESTRICTIVE LEGENDS. The Common Stock issued under the Award, if any, may be endorsed with appropriate legends, if any, determined by the Company.

7. TRANSFER RESTRICTIONS. Prior to the time that shares of Common Stock have been delivered to Participant, Participant may not transfer, pledge, sell or otherwise dispose of all or any portion of the RSUs or the shares of Common Stock issuable in respect of the RSUs, except as expressly provided in this Section 7. For example, Participant may not use shares that may be issued in respect of the RSUs as security for a loan, nor may Participant transfer, pledge, sell or otherwise dispose of such shares.

(a) Death. The RSUs are transferable by will and by the laws of descent and distribution. Upon receiving written permission from the Board or its duly authorized designee, Participant may, by delivering written notice to the Company, in a form provided by or otherwise satisfactory to the Company, designate a third party who, in the event of Participant’s death, shall thereafter be entitled to receive any distribution of Common Stock or other consideration to which Participant was entitled at the time of Participant’s death pursuant to this Agreement. In the absence of such a designation, Participant’s executor or administrator of Participant’s estate shall be entitled to receive, on behalf of Participant’s estate, such Common Stock or other consideration.

(b) Domestic Relations Orders. Upon receiving written permission from the Board or its duly authorized designee, and provided that Participant and the designated transferee enter into transfer and other agreements required by the Company, Participant may transfer the RSUs or other consideration hereunder, pursuant to a domestic relations order that contains the information required by the Company to effectuate the transfer. Participant is encouraged to discuss the proposed terms of any division of the RSUs with the Company prior to finalizing the domestic relations order to help ensure the required information is contained within the domestic relations order.

8. AWARD NOT A SERVICE CONTRACT. This Award is not an employment or service contract, and nothing in the Award shall be deemed to create in any way whatsoever any obligation on the part of Participant to continue in the service of the Company, a Subsidiary, a Parent or any Affiliate, or on the part of the Company, a Subsidiary, a Parent or any Affiliate to continue such service. In addition, nothing in this Award shall obligate the Company, a Subsidiary, a Parent or any Affiliate, their respective stockholders, boards of directors or employees to continue any relationship that Participant might have as an Employee, Consultant or Director of the Company, a Subsidiary, a Parent or any Affiliate.

9. UNSECURED OBLIGATION. This Award is unfunded, and Participant shall be considered an unsecured creditor of the Company with respect to the Company’s obligation, if any, to issue Common Stock pursuant to this Agreement. Participant shall not have voting or any other rights as a stockholder of the Company with respect to any Common Stock acquired pursuant to this Agreement until such Common Stock is issued pursuant to Section 3 of this Agreement. Upon such issuance, Participant will obtain full voting and other rights as a stockholder of the Company with respect to the Common Stock so issued. Nothing contained in this Agreement, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind or a fiduciary relationship between Participant and the Company or any other person.

10. WITHHOLDING OBLIGATIONS.

(a) On or before the time Participant receives a distribution of the shares of Common Stock underlying the RSUs, or at any time thereafter as requested by the Company, Participant hereby authorizes any required withholding from the Common Stock issuable to Participant and/or otherwise agrees to make adequate provision in cash for any sums required to satisfy the federal, state, local and foreign tax withholding obligations of the Company, any Subsidiary, any Parent or any Affiliate that arise in connection with the Award (the “Withholding Taxes”). Notwithstanding any other provision of this Section, the Company may, in its sole discretion, satisfy all or any portion of the Withholding Taxes obligation relating to the Award by any of the following means or by a combination of such means: (i) withholding from any compensation otherwise payable to Participant by the Company or any Subsidiary, Parent or Affiliate; (ii) causing Participant to tender a cash payment; (iii) if the Company’s Common Stock is publicly traded, permitting or requiring Participant to enter into a “same day sale” commitment with a broker-dealer that is a member of the Financial Industry Regulatory Authority (a “FINRA Dealer”) whereby Participant irrevocably elects to sell a portion of the shares to be delivered in connection with the RSUs to satisfy the Withholding Taxes and whereby the FINRA Dealer irrevocably commits to forward the proceeds necessary to satisfy the Withholding Taxes directly to the Company and/or any Subsidiary, Parent or their Affiliates; or (iv) withholding shares of Common Stock from the shares of Common Stock issued or otherwise issuable to Participant in connection with the RSUs with a Fair Market Value (measured as of the date shares of Common Stock are issued pursuant to Section 3) equal to the amount of such Withholding Taxes; provided, however, that the number of such shares of Common Stock so withheld shall not exceed the amount necessary to satisfy the Company’s required tax withholding obligations using the minimum statutory withholding rates for federal, state, local and foreign tax purposes, including payroll taxes, that are applicable to supplemental taxable income (or such lesser amount as may be necessary to avoid classification of the RSUs as a liability for financial accounting purposes).

(b) Unless the tax withholding obligations of the Company and/or any Subsidiary, Parent or Affiliate are satisfied, the Company shall have no obligation to deliver to Participant any Common Stock.

(c) In the event the obligation of the Company or any Subsidiary, Parent or Affiliate’s to withhold arises prior to the delivery to Participant of Common Stock, or it is determined after delivery of Common Stock to Participant that the amount of the withholding obligation was greater than the amount withheld by the Company or any Subsidiary, Parent or Affiliate, Participant agrees to indemnify and hold the Company and any Subsidiary, Parent and Affiliate harmless from any failure by the Company, Subsidiary, Parent or Affiliate to withhold the proper amount.

11. RESTRICTIONS ON COMMON STOCK.

(a) Lock-Up Period. Participant hereby agrees that, if so requested by the Company or any representative of the underwriters (the “Managing Underwriter”) in connection with any registration of the offering of any securities of the Company under the Securities Act or any applicable state laws, Participant shall not sell or otherwise transfer any Shares or other securities of the Company during (a) the 180 day period (or such longer period as may be requested in writing by the Managing Underwriter and agreed to in writing by the Company) following the effective date of a registration statement of the Company filed under the Securities Act in connection with the Company’s initial public offering of Common Stock, or (b) the 90-day period following the effective date of a registration statement filed by the Company under the Securities Act in connection with any other public offering of Common Stock (in either case, the “Market Standoff Period”). The Company may impose stop transfer instructions with respect to securities subject to the foregoing restrictions until the end of such Market Standoff Period and these restrictions shall be binding on any transferee of such Shares.

(b) Other Restrictions. Participant hereby agrees that shares of Common Stock that Participant receives pursuant to his or her RSUs shall be subject to such terms and conditions as the Administrator shall determine in its sole discretion. Such terms and conditions may, in the Administrator’s sole discretion, be contained in such other agreement as the Administrator shall determine and which Participant hereby agrees to enter into at the request of the Company.

12. NOTICES. Any notices required to be given or delivered to the Company under the terms of this Award shall be in writing and addressed to the Company at its principal corporate offices. Any notice required to be given or delivered to Participant shall be in writing and addressed to their address as on file with the Company at the time notice is given. All notices shall be deemed effective upon personal delivery or upon deposit in the U.S. mail, postage prepaid and properly addressed to the party to be notified.

13. HEADINGS. The headings of the Sections in this Agreement are inserted for convenience only and shall not be deemed to constitute a part of this Agreement or to affect the meaning of this Agreement.

14. AMENDMENT. This Agreement may be amended only by a writing executed by the Company and Participant which specifically states that it is amending this Agreement. Notwithstanding the foregoing, this Agreement may be amended solely by the Administrator by a writing which specifically states that it is amending this Agreement, so long as a copy of such amendment is delivered to Participant, and provided that no such amendment adversely impairing Participant’s rights hereunder may be made without Participant’s written consent. Without limiting the foregoing, the Administrator reserves the right to change, by written notice to Participant, the provisions of this Agreement in any way it may deem necessary, appropriate or desirable to carry out the purpose of this grant as a result of any change in applicable laws or regulations or any future law, regulation, ruling or judicial decision.

15. MISCELLANEOUS.

(a) The rights and obligations of the Company under the Award shall be transferable to any one or more persons or entities, and all covenants and agreements hereunder shall inure to the benefit of, and be enforceable by, the Company’s successors and assigns.

(b) Participant agrees upon request to execute any further documents or instruments necessary or desirable in the sole determination of the Company to carry out the purposes or intent of this Award.

(c) Participant acknowledges and agrees that Participant has reviewed the Award in its entirety, has had an opportunity to obtain the advice of counsel prior to executing and accepting the Award and fully understands all of its provisions.

(d) This Agreement shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

(e) All obligations of the Company under this Agreement shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

16. EFFECT ON OTHER EMPLOYEE BENEFIT PLANS. The value of the Award subject to this Agreement shall not be included as compensation, earnings, salaries, or other similar terms used when calculating benefits under any employee benefit plan sponsored by the Company or any Subsidiary, Parent or Affiliate except as such plan otherwise expressly provides. The Company expressly reserves its rights to amend, modify, or terminate any or all of the employee benefit plans of the Company or any Subsidiary, Parent or Affiliate.

17. CHOICE OF LAW. The interpretation, performance and enforcement of this Agreement shall be governed by the laws of the state of Delaware without regard to such state’s conflicts of laws rules. Participant hereby submits to the jurisdiction of the state and federal courts encompassing the location of the Company’s principal headquarters for the resolution of any disputes or claims regarding this Agreement.

18. GOVERNING PLAN DOCUMENT. The Award is subject to all the provisions of the Plan, the provisions of which are hereby made a part of the Award, and is further subject to all interpretations, amendments, rules and regulations which may from time to time be promulgated and adopted pursuant to the Plan. The Award (and any compensation paid or shares issued under the Award) is subject to recoupment in accordance with The Dodd–Frank Wall Street Reform and Consumer Protection Act and any implementing regulations thereunder and any compensation recovery policy otherwise required by applicable law.

19. SEVERABILITY. If all or any part of this Agreement is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity shall not invalidate any portion of this Agreement not declared to be unlawful or invalid. Any Section of this Agreement (or part of such a Section) so declared to be unlawful or invalid shall, if possible, be construed in a manner which will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.

20. SECTION 409A OF THE INTERNAL REVENUE CODE. The delivery of shares of Common Stock in respect of the RSUs provided under this Agreement (and any definitions in this Agreement and in the Grant Notice governing the Award) will be construed in a manner that is exempt from (and if not exempt from, complies with) Section 409A of the Code and the regulations and other guidance thereunder and any state law of similar effect (collectively, “Section 409A”) and incorporates by reference all required definitions and payment terms. If this Award is not exempt from, and is therefore deemed to be deferred compensation subject to, Section 409A, and if Participant is a “specified employee” (within the meaning of Section 409A(a)(2)(B)(i) of the Code) as of the date of Participant’s Separation from Service, then the issuance of any shares that would otherwise be made upon the date of Participant’s Separation from Service or within the first six months thereafter will not be made on the originally scheduled date(s) and will instead be issued in a lump sum on the date that is six months and one day after the date of Participant’s Separation from Service, with the balance of the shares issued thereafter in accordance with the original issuance schedule, but if and only to the extent that the delay in issuance of the shares is necessary to avoid the imposition of taxation on Participant in respect of the shares under Section 409A. Notwithstanding the above, the Company makes no representations to Participant regarding the compliance of this Agreement or the RSUs with Section 409A, and Participant is solely responsible for the payment of any taxes or penalties arising under Section 409A(a)(1) of the Internal Revenue Code, or any state law of similar effect, with respect to the grant or vesting of the RSUs or the delivery of the shares subject to this Award.

21. SURVIVAL. Provisions of this Agreement which by their terms must survive the termination of this Agreement in order to effectuate the intent of the parties will survive any such termination for such period as may be appropriate under the circumstances.

22. NO OBLIGATION TO MINIMIZE TAXES. The Company has no duty or obligation to minimize the tax consequences to Participant of this Award and will not be liable to Participant for any tax consequences to Participant arising in connection with this Award.

Participant is hereby advised to consult with Participant’s own personal tax, financial and/or legal advisors regarding the tax consequences of this Award and by signing the Grant Notice, Participant has agreed that Participant has done so or knowingly and voluntarily declined to do so.

***

This Stock Unit Agreement will be deemed to be signed by Participant upon the signing by Participant of the Stock Unit Grant Notice to which it is attached.

THE HONEST COMPANY, INC.

STOCK UNIT GRANT NOTICE

(AMENDED AND RESTATED 2011 STOCK INCENTIVE PLAN)

The Honest Company, Inc. (the “Company”), pursuant to the Company’s Amended and Restated 2011 Stock Incentive Plan (the “Plan”), hereby awards to Participant Stock Units covering the number of shares of Company Common Stock (the “RSUs”) set forth below (the “Award”). The Award is subject to all of the terms and conditions as set forth in this Stock Unit Grant Notice (the “Notice”), the Amended and Restated 2011 Stock Incentive Plan, as may be amended from time to time (the “Plan”), and the Stock Unit Award Agreement (the “Award Agreement”). Capitalized terms not explicitly defined herein but defined in the Plan or the Award Agreement will have the same definitions as in the Plan or the Award Agreement. In the event of any conflict between the terms of the Award and the Plan, the terms of the Plan will control.

Participant:
Date of Grant:
Number of RSUs:

Vesting Schedule: The RSUs shall vest on the first anniversary of a Trigger Event (such anniversary, the “Vesting Event”), as defined in the Award Agreement, so long as the Participant remains a Service Provider of the Company through the Vesting Event. Upon termination of Participant’s service as a Service Provider of the Company, any unvested RSUs shall terminate.

Delivery Date: Subject to any adjustment in accordance with Section 16 of the Plan, one share of Common Stock will be issued for each RSU upon the occurrence of a Vesting Event, as set forth in Section 3 of the Award Agreement.

Additional Terms/Acknowledgements: The undersigned Participant acknowledges receipt of, and understands and agrees to, this Stock Unit Grant Notice, the Award Agreement and the Plan. By accepting this Award, Participant consents to receive such documents by electronic delivery and to participate in the Plan through an on-line or electronic system established and maintained by the Company or another third party designated by the Company. Participant further acknowledges that as of the Date of Grant, this Stock Unit Grant Notice, the Award Agreement and the Plan set forth the entire understanding between Participant and the Company regarding the acquisition of stock in the Company and supersede all prior oral and written agreements on that subject with the exception of (i) any awards previously granted and delivered to Participant under the Plan, any prior equity or stock incentive plan or otherwise and (ii) any compensation recovery policy that is adopted by the Company or is otherwise required by applicable law.

THE HONEST COMPANY, INC.		PARTICIPANT

By:
	Signature		Signature

Title:		Date:

Date:

ATTACHMENTS: Stock Unit Agreement; the Plan

THE HONEST COMPANY, INC.

STOCK UNIT AGREEMENT

(AMENDED AND RESTATED 2011 STOCK INCENTIVE PLAN)

Pursuant to the Stock Unit Grant Notice (“Grant Notice”) and this Stock Unit Agreement (“Agreement”), The Honest Company, Inc. (“Company”) has awarded Participant the number of RSUs indicated in the Grant Notice (collectively, the “Award”). Subject to adjustment and the terms and conditions as provided in this Agreement, each RSU shall represent the right to receive one (1) share of Common Stock as set forth in Section 3 below. Capitalized terms not otherwise defined in this Agreement will have the meaning set forth in the Company’s Amended and Restated 2011 Stock Incentive Plan, as may be amended from time to time (“Plan”) or the Grant Notice. This Agreement will be deemed to be signed by the Company and Participant upon the signing by Participant of the Restricted Stock Unit Grant Notice to which it is attached.

The details of this Award, in addition to those set forth in the Grant Notice, are as follows.

1. NUMBER OF RSUS AND SHARES OF COMMON STOCK.

(a) The number of RSUs subject to Participant’s Award, and the number of shares of Common Stock deliverable with respect to such RSUs, may be adjusted as set forth in Section 16 of the Plan. Participant shall receive no benefit or adjustment to the Award with respect to any cash dividend, stock dividend or other distribution that does not result from any such adjustment set forth in Section 16 of the Plan; provided, however, that this sentence shall not apply with respect to any shares of Common Stock, if any, that are delivered to Participant in connection with this Award after such shares have been delivered.

(b) Any additional RSUs or shares of Common Stock that become subject to the Award pursuant to this Section 1 shall be subject, in a manner determined by the Board, to the same forfeiture restrictions, restrictions on transferability, and time and manner of delivery as applicable to the other RSUs and Common Stock covered by the Award.

(c) Notwithstanding the provisions of this Section 1, no fractional RSUs or rights for fractional shares of Common Stock shall be created pursuant to this Section 1. The Board shall, in its discretion, determine an equivalent benefit for any fractional RSUs or fractional shares that might be created by the adjustments referred to in this Section 1.

2. VESTING REQUIREMENTS. The RSUs shall vest as provided in the Vesting Schedule set forth in Participant’s Grant Notice.

3. DELIVERY OF SHARES OF COMMON STOCK.

(a) Subject to the provisions of this Agreement, the Company shall deliver to Participant one (1) share of Common Stock for each RSU upon the occurrence of a Vesting Event, with such delivery to occur no later than (i) December 31 of the calendar year in which the Vesting Event occurs, or (ii) if and only if permitted in a manner that complies with Treasury Regulations Section 1.409A-1(b)(4), no later than the date that is the 15th day of the third calendar month of the year immediately following the year in which the shares of Common Stock covered by this Award are no longer subject to a “substantial risk of forfeiture” within the meaning of Treasury Regulations Section 1.409A-1(d). The form of such delivery (e.g., a stock certificate or electronic entry evidencing such shares) shall be determined by the Company.

(b) Where the Trigger Event is an Acquisition or Change in Control, the Company may settle an RSU by delivering other consideration to Participant with a Fair Market Value equal in the aggregate to the value of the shares of Common Stock for which the RSU is being settled, including but not limited to shares of the capital stock of the acquirer or surviving entity of such Acquisition or Change in Control or its affiliates.

(c) The term “Trigger Event” means the earliest to occur of any of the following events prior to the tenth anniversary of the Date of Grant:

(i) an Acquisition or Change in Control; or

(ii) a Public Trading Date.

(d) For purposes of this Agreement, the terms “Acquisition” and “Change in Control” will have the same meaning as set forth in the Plan, provided, however, that an event will only be considered an Acquisition or Change in Control for purposes of this Agreement if it also qualifies as a change in the ownership or effective control of a corporation or a change in the ownership of a substantial portion of the assets of a corporation under Treasury Regulations Section 1.409A-3(i)(5).

4. CONSIDERATION FOR AWARD. This Award has been granted in consideration of Participant’s past or future expected services to the Company. Subject to Section 10 below, except as otherwise provided in the Grant Notice, Participant will not be required to make any payment to the Company (other than the provision of past and future services for the Company) with respect to Participant’s receipt of the Award, vesting of the RSUs, or the delivery of the shares of Common Stock.

5. SECURITIES LAW COMPLIANCE. Participant may not be issued any Common Stock under the Award unless either (i) the shares of Common Stock are then registered under the Securities Act, or (ii) the Company has determined that such issuance would be exempt from the registration requirements of the Securities Act. The Award must also comply with other applicable laws and regulations governing the Award, and Participant shall not receive such Common Stock if the Company determines that such receipt would not be in compliance with such laws and regulations.

6. RESTRICTIVE LEGENDS. The Common Stock issued under the Award, if any, may be endorsed with appropriate legends, if any, determined by the Company.

7. TRANSFER RESTRICTIONS. Prior to the time that shares of Common Stock have been delivered to Participant, Participant may not transfer, pledge, sell or otherwise dispose of all or any portion of the RSUs or the shares of Common Stock issuable in respect of the RSUs, except as expressly provided in this Section 7. For example, Participant may not use shares that may be issued in respect of the RSUs as security for a loan, nor may Participant transfer, pledge, sell or otherwise dispose of such shares.

(a) Death. The RSUs are transferable by will and by the laws of descent and distribution. Upon receiving written permission from the Board or its duly authorized designee, Participant may, by delivering written notice to the Company, in a form provided by or otherwise satisfactory to the Company, designate a third party who, in the event of Participant’s death, shall thereafter be entitled to receive any distribution of Common Stock or other consideration to which Participant was entitled at the time of Participant’s death pursuant to this Agreement. In the absence of such a designation, Participant’s executor or administrator of Participant’s estate shall be entitled to receive, on behalf of Participant’s estate, such Common Stock or other consideration.

(b) Domestic Relations Orders. Upon receiving written permission from the Board or its duly authorized designee, and provided that Participant and the designated transferee enter into transfer and other agreements required by the Company, Participant may transfer the RSUs or other consideration hereunder, pursuant to a domestic relations order that contains the information required by the Company to effectuate the transfer. Participant is encouraged to discuss the proposed terms of any division of the RSUs with the Company prior to finalizing the domestic relations order to help ensure the required information is contained within the domestic relations order.

8. AWARD NOT A SERVICE CONTRACT. This Award is not an employment or service contract, and nothing in the Award shall be deemed to create in any way whatsoever any obligation on the part of Participant to continue in the service of the Company, a Subsidiary, a Parent or any Affiliate, or on the part of the Company, a Subsidiary, a Parent or any Affiliate to continue such service. In addition, nothing in this Award shall obligate the Company, a Subsidiary, a Parent or any Affiliate, their respective stockholders, boards of directors or employees to continue any relationship that Participant might have as an Employee, Consultant or Director of the Company, a Subsidiary, a Parent or any Affiliate.

9. UNSECURED OBLIGATION. This Award is unfunded, and Participant shall be considered an unsecured creditor of the Company with respect to the Company’s obligation, if any, to issue Common Stock pursuant to this Agreement. Participant shall not have voting or any other rights as a stockholder of the Company with respect to any Common Stock acquired pursuant to this Agreement until such Common Stock is issued pursuant to Section 3 of this Agreement. Upon such issuance, Participant will obtain full voting and other rights as a stockholder of the Company with respect to the Common Stock so issued. Nothing contained in this Agreement, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind or a fiduciary relationship between Participant and the Company or any other person.

10. WITHHOLDING OBLIGATIONS.

(a) On or before the time Participant receives a distribution of the shares of Common Stock underlying the RSUs, or at any time thereafter as requested by the Company, Participant hereby authorizes any required withholding from the Common Stock issuable to

Participant and/or otherwise agrees to make adequate provision in cash for any sums required to satisfy the federal, state, local and foreign tax withholding obligations of the Company, any Subsidiary, any Parent or any Affiliate that arise in connection with the Award (the “Withholding Taxes”). Notwithstanding any other provision of this Section, the Company may, in its sole discretion, satisfy all or any portion of the Withholding Taxes obligation relating to the Award by any of the following means or by a combination of such means: (i) withholding from any compensation otherwise payable to Participant by the Company or any Subsidiary, Parent or Affiliate; (ii) causing Participant to tender a cash payment; (iii) if the Company’s Common Stock is publicly traded, permitting or requiring Participant to enter into a “same day sale” commitment with a broker-dealer that is a member of the Financial Industry Regulatory Authority (a “FINRA Dealer”) whereby Participant irrevocably elects to sell a portion of the shares to be delivered in connection with the RSUs to satisfy the Withholding Taxes and whereby the FINRA Dealer irrevocably commits to forward the proceeds necessary to satisfy the Withholding Taxes directly to the Company and/or any Subsidiary, Parent or their Affiliates; or (iv) withholding shares of Common Stock from the shares of Common Stock issued or otherwise issuable to Participant in connection with the RSUs with a Fair Market Value (measured as of the date shares of Common Stock are issued pursuant to Section 3) equal to the amount of such Withholding Taxes; provided, however, that the number of such shares of Common Stock so withheld shall not exceed the amount necessary to satisfy the Company’s required tax withholding obligations using the minimum statutory withholding rates for federal, state, local and foreign tax purposes, including payroll taxes, that are applicable to supplemental taxable income (or such lesser amount as may be necessary to avoid classification of the RSUs as a liability for financial accounting purposes).

(b) Unless the tax withholding obligations of the Company and/or any Subsidiary, Parent or Affiliate are satisfied, the Company shall have no obligation to deliver to Participant any Common Stock.

(c) In the event the obligation of the Company or any Subsidiary, Parent or Affiliate’s to withhold arises prior to the delivery to Participant of Common Stock, or it is determined after delivery of Common Stock to Participant that the amount of the withholding obligation was greater than the amount withheld by the Company or any Subsidiary, Parent or Affiliate, Participant agrees to indemnify and hold the Company and any Subsidiary, Parent and Affiliate harmless from any failure by the Company, Subsidiary, Parent or Affiliate to withhold the proper amount.

11. RESTRICTIONS ON COMMON STOCK.

(a) Lock-Up Period. Participant hereby agrees that, if so requested by the Company or any representative of the underwriters (the “Managing Underwriter”) in connection with any registration of the offering of any securities of the Company under the Securities Act or any applicable state laws, Participant shall not sell or otherwise transfer any Shares or other securities of the Company during (a) the 180 day period (or such longer period as may be requested in writing by the Managing Underwriter and agreed to in writing by the Company) following the effective date of a registration statement of the Company filed under the Securities Act in connection with the Company’s initial public offering of Common Stock, or (b) the 90-day period following the effective date of a registration statement filed by the Company under the Securities Act in connection with any other public offering of Common Stock (in either case, the “Market Standoff Period”). The Company may impose stop transfer instructions with respect to securities subject to the foregoing restrictions until the end of such Market Standoff Period and these restrictions shall be binding on any transferee of such Shares.

(b) Other Restrictions. Participant hereby agrees that shares of Common Stock that Participant receives pursuant to his or her RSUs shall be subject to such terms and conditions as the Administrator shall determine in its sole discretion. Such terms and conditions may, in the Administrator’s sole discretion, be contained in such other agreement as the Administrator shall determine and which Participant hereby agrees to enter into at the request of the Company.

12. NOTICES. Any notices required to be given or delivered to the Company under the terms of this Award shall be in writing and addressed to the Company at its principal corporate offices. Any notice required to be given or delivered to Participant shall be in writing and addressed to their address as on file with the Company at the time notice is given. All notices shall be deemed effective upon personal delivery or upon deposit in the U.S. mail, postage prepaid and properly addressed to the party to be notified.

13. HEADINGS. The headings of the Sections in this Agreement are inserted for convenience only and shall not be deemed to constitute a part of this Agreement or to affect the meaning of this Agreement.

14. AMENDMENT. This Agreement may be amended only by a writing executed by the Company and Participant which specifically states that it is amending this Agreement. Notwithstanding the foregoing, this Agreement may be amended solely by the Administrator by a writing which specifically states that it is amending this Agreement, so long as a copy of such amendment is delivered to Participant, and provided that no such amendment adversely impairing Participant’s rights hereunder may be made without Participant’s written consent. Without limiting the foregoing, the Administrator reserves the right to change, by written notice to Participant, the provisions of this Agreement in any way it may deem necessary, appropriate or desirable to carry out the purpose of this grant as a result of any change in applicable laws or regulations or any future law, regulation, ruling or judicial decision.

15. MISCELLANEOUS.

(a) The rights and obligations of the Company under the Award shall be transferable to any one or more persons or entities, and all covenants and agreements hereunder shall inure to the benefit of, and be enforceable by, the Company’s successors and assigns.

(b) Participant agrees upon request to execute any further documents or instruments necessary or desirable in the sole determination of the Company to carry out the purposes or intent of this Award.

(c) Participant acknowledges and agrees that Participant has reviewed the Award in its entirety, has had an opportunity to obtain the advice of counsel prior to executing and accepting the Award and fully understands all of its provisions.

(d) This Agreement shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

(e) All obligations of the Company under this Agreement shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

16. EFFECT ON OTHER EMPLOYEE BENEFIT PLANS. The value of the Award subject to this Agreement shall not be included as compensation, earnings, salaries, or other similar terms used when calculating benefits under any employee benefit plan sponsored by the Company or any Subsidiary, Parent or Affiliate except as such plan otherwise expressly provides. The Company expressly reserves its rights to amend, modify, or terminate any or all of the employee benefit plans of the Company or any Subsidiary, Parent or Affiliate.

17. CHOICE OF LAW. The interpretation, performance and enforcement of this Agreement shall be governed by the laws of the state of Delaware without regard to such state’s conflicts of laws rules. Participant hereby submits to the jurisdiction of the state and federal courts encompassing the location of the Company’s principal headquarters for the resolution of any disputes or claims regarding this Agreement.

18. GOVERNING PLAN DOCUMENT. The Award is subject to all the provisions of the Plan, the provisions of which are hereby made a part of the Award, and is further subject to all interpretations, amendments, rules and regulations which may from time to time be promulgated and adopted pursuant to the Plan. The Award (and any compensation paid or shares issued under the Award) is subject to recoupment in accordance with The Dodd–Frank Wall Street Reform and Consumer Protection Act and any implementing regulations thereunder and any compensation recovery policy otherwise required by applicable law.

19. SEVERABILITY. If all or any part of this Agreement is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity shall not invalidate any portion of this Agreement not declared to be unlawful or invalid. Any Section of this Agreement (or part of such a Section) so declared to be unlawful or invalid shall, if possible, be construed in a manner which will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.

20. SECTION 409A OF THE INTERNAL REVENUE CODE. The delivery of shares of Common Stock in respect of the RSUs provided under this Agreement (and any definitions in this Agreement and in the Grant Notice governing the Award) will be construed in a manner that is exempt from (and if not exempt from, complies with) Section 409A of the Code and the regulations and other guidance thereunder and any state law of similar effect (collectively, “Section 409A”) and incorporates by reference all required definitions and payment terms. Notwithstanding the above, the Company makes no representations to Participant regarding the compliance of this Agreement or the RSUs with Section 409A, and Participant is solely responsible for the payment of any taxes or penalties arising under Section 409A(a)(1) of the Internal Revenue Code, or any state law of similar effect, with respect to the grant or vesting of the RSUs or the delivery of the shares subject to this Award.

21. SURVIVAL. Provisions of this Agreement which by their terms must survive the termination of this Agreement in order to effectuate the intent of the parties will survive any such termination for such period as may be appropriate under the circumstances.

22. NO OBLIGATION TO MINIMIZE TAXES. The Company has no duty or obligation to minimize the tax consequences to Participant of this Award and will not be liable to Participant for any tax consequences to Participant arising in connection with this Award. Participant is hereby advised to consult with Participant’s own personal tax, financial and/or legal advisors regarding the tax consequences of this Award and by signing the Grant Notice, Participant has agreed that Participant has done so or knowingly and voluntarily declined to do so.

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This Stock Unit Agreement will be deemed to be signed by Participant upon the signing by Participant of the Stock Unit Grant Notice to which it is attached.